ECONOMIC AND MARKET OUTLOOK

The financial markets have been on a wild ride during 2001. On the heels of last year's disappointing performance by U.S. large capitalization companies, many believed that this year U.S. stocks were poised for a significant comeback. Perhaps that will eventually come to pass, but so far, 2001 is looking more like a replay of 2000 than the start of a new "bull" market.

As of June 30, 2001, the Standard and Poor's 500 Index is down 6.70% year-to-date. This is in addition to the market's negative performance of last year. So, are we in -- or are we going to be in a recession? Only time will tell. No one knows for sure, but we can examine the common elements of a recession for clues.

The basic reason an economy enters a recession is that the economy develops excesses over time, and those excesses must be "cleansed" from the system. We have identified five "excesses" which have been, or are in the process of being, washed from our economic system. These five excesses are:

- ENERGY PRICE SURGE -- acted as a tax on the U.S. consumer, creating a "drag" on growth.

- DECLINE IN STOCK VALUATIONS -- (principally in the higher valuation areas of the market) caused investors to once again respect risk and acted as a brake on consumer spending.

-   INVENTORY INCREASE LEVEL -- accelerated to unsustainable levels.

- RISE IN CORPORATE DEBT -- created a higher fixed cost structure for corporate America, leading to a higher level of volatility in earnings.

- RISE IN CONSUMER CREDIT -- already at historically high levels, served as a "brake" on the growth of the economy.

In our opinion, the first three have been fully or partially worked off. The last two have not. Consequently, should the economy experience a rebound in the second half of 2001, we believe it will be subdued. With this in mind, we continue to be cautious regarding asset valuation levels in general. However, our "negative spirits" are not as strong as they have been over the last year.

We continue to appreciate your confidence and support. We will strive to maintain and grow that confidence.

Sincerely,

/s/ William B. Greiner

William B. Greiner, CFA
Chairman
Scout Investment Advisors, Inc.

JUNE 30, 2001                                                                  1

[GRAPHIC]

OBJECTIVE:

The UMB Scout Stock and Stock Select Funds seek long-term growth of capital and income by investing in common stocks of companies thought to have an above-average ability to increase their earnings and dividends.

STOCK FUND
STOCK SELECT FUND

In broad terms, the year ended June 30, 2001 was a disappointment, but in relative terms it could be considered a success. Tech stocks peaked in March 2000, and continued to lose ground in the quarter ended September 30, 2000, but these losses were offset by sectors like health care. This pattern continued through the March 31, 2001 quarter. On a short-term basis, the market reached a low at the start of the June 30 quarter and then rallied. For the first three quarters of the fiscal year, the UMB Scout Stock Fund and the UMB Scout Stock Select Fund (the "Funds") did better than their benchmark, the S&P 500 Index. In the fourth quarter, the Funds gave back some of that outperformance.

The driving force behind the world's financial markets was our Federal Reserve Bank. Early in 2000, the Fed started withdrawing the excess money it had put in the banking system as a precaution against a Y2K collapse. This money injection was a driver behind the mania for tech stocks in late 1999 and early 2000 and the withdrawal of this money from the banking system caused tech stocks to peak in March 2000. The Fed continued to drain money from the system until the end of 2000. In January 2001, the Fed reversed course and started putting money in the system again.

The tech collapse led to a slowdown of the U.S. economy. Initially, only the tech sector itself was affected, but the weakness has spread to the economy as a whole. Whether this weakness turns into an official recession remains to be seen. It seems to be a race between the Fed's monetary easing and the consumer losing confidence that his income will remain stable.

While the collapse of technology has held the spotlight, some sectors of the market have done well. Having an underweighted technology position and overweighted positions in health care and energy kept technology and telecommunications from doing real damage to the Funds. As one might expect in a weak environment, health care and consumer non-durables did well, led by Mylan Laboratories, Inc., a beneficiary of drug pricing politics, and TJX Companies, Inc., a discount retailer. Energy stocks also did well, led by Entergy Corp. and TXU Corp.(1)

The UMB Scout Stock Fund closed the quarter ended June 30, 2001 at $15.47 per share and had a total return (price change and reinvested distributions) of 0.91% for the quarter and -9.05% for the fiscal year. The UMB Scout Stock Select Fund closed

2                                                  UMB SCOUT FUNDS ANNUAL REPORT
the quarter ended June 30, 2001 at $8.55 per share and had a total return (price change and reinvested distributions) of 1.55% for the quarter and -9.79% for the fiscal year. The Funds' benchmark, the S&P 500 Index, posted returns of 5.85% for the quarter and -14.83% for the fiscal year.

JAMES L. MOFFETT, CFA
Scout Investment Advisors, Inc.

(1) Portfolio composition will change due to ongoing management of the Funds. References to specific securities or sectors should not be construed as a recommendation by the Funds, their advisor or distributor.

HYPOTHETICAL GROWTH OF $10,000

UMB SCOUT STOCK FUND (UMBSX)
AS OF JUNE 30, 2001

[LINE GRAPH]

UMB Scout Stock Fund                            $ 68,762
Lipper Multi-Cap Core Fund Index(2)             $107,957
S&P 500 Index(2)                                $152,839

(2) Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

    Performance returns for the UMB Scout Stock Fund, Lipper Multi-Cap Core Fund Index and S&P 500 Index assume dividends were reinvested for the entire period.

    For illustrative purposes only; may not represent your returns.

HYPOTHETICAL GROWTH OF $10,000

UMB SCOUT STOCK SELECT FUND
AS OF JUNE 30, 2001

[LINE GRAPH]

UMB Scout Stock Select Fund                     $ 8,753
Lipper Multi-Cap Core Fund Index(2)             $10,279
S&P 500 Index(2)                                $ 9,387

(2) Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

    Performance returns for the UMB Scout Stock Select Fund, Lipper Multi-Cap Core Fund Index and S&P 500 Index assume dividends were reinvested for the entire period.

    For illustrative purposes only; may not represent your returns.

JUNE 30, 2001                                                                  3

FUND DIVERSIFICATION

UMB SCOUT STOCK FUND (UMBSX)

[PIE CHART]

Info Technology .............................   20%
Health Care .................................   12%
Cash & Equivalents ..........................   10%
Consumer Discretion .........................    9%
Energy ......................................    9%
Industrials .................................    9%
Consumer Staples ............................    8%
Finance .....................................    7%
Utilities ...................................    7%
Telecom Services ............................    5%
Materials ...................................    4%
---------------------------------------------------

Based on total investments as of June 30, 2001. Subject to change.

COMPARATIVE RATES OF RETURN

UMB SCOUT STOCK FUND (UMBSX)
AS OF JUNE 30, 2001

                                               1 YEAR     3 YEARS  5 YEARS  10 YEARS
------------------------------------------------------------------------------------
UMB SCOUT STOCK FUND .......................    -9.05%      2.08%    7.37%    9.28%
Lipper Multi-Cap Core Fund Index(1) ........   -11.83%      4.86%   12.79%   14.02%
S&P 500 Index(1) ...........................   -14.83%      3.89%   14.48%   15.10%
------------------------------------------------------------------------------------

    Returns for periods greater than one year are compound average annual rates of return.

    The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(1) Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

TOP TEN EQUITY HOLDINGS

UMB SCOUT STOCK FUND (UMBSX)

                                             MARKET        PERCENT
                                           VALUE (000'S)  OF TOTAL
------------------------------------------------------------------
International Business Machines Corp. .....  $ 4,520         4%
Johnson & Johnson .........................    3,920         3%
Southwest Airlines Co. ....................    3,827         3%
PepsiCo, Inc. .............................    3,293         3%
Lincoln National Corp. ....................    2,950         3%
Kimberly-Clark Corp. ......................    2,795         3%
Target Corp. ..............................    2,768         2%
Intel Corp. ...............................    2,633         2%
Engelhard Corp. ...........................    2,579         2%
Texas Instruments, Inc. ...................    2,520         2%
------------------------------------------------------------------
TOP TEN EQUITY HOLDINGS TOTAL .............  $31,805        27%
------------------------------------------------------------------

As of June 30, 2001 statement of assets. Subject to change.

HISTORICAL PER-SHARE RECORD

UMB SCOUT STOCK FUND (UMBSX)

                               INCOME &                        CUMULATIVE(2)
                   NET        SHORT-TERM      LONG-TERM         VALUE PER
                  ASSET          GAINS          GAINS           SHARE PLUS
                  VALUE      DISTRIBUTION    DISTRIBUTION      DISTRIBUTIONS
----------------------------------------------------------------------------
12/31/82 .....  $  9.87         $ 0.03          $  --             $ 9.90
12/31/83 .....    11.34           0.86             --              12.23
12/31/84 .....    11.20           0.62           0.11              12.82
12/31/85 .....    12.74           0.73           0.22              15.31
12/31/86 .....    12.78           0.51           1.01              16.87
12/31/87 .....    11.87           0.78           0.97              17.71
12/31/88 .....    12.62           0.49           0.39              19.34
12/31/89 .....    13.87           0.62           0.49              21.70
12/31/90 .....    12.76           0.59           0.21              21.39
12/31/91 .....    15.40           0.48             --              24.51
12/31/92 .....    15.77           0.39           0.31              25.58
12/31/93 .....    16.24           0.38           0.79              27.21
12/31/94 .....    15.01           0.46           1.19              27.63
12/31/95 .....    16.34           0.73           0.86              30.55
12/31/96 .....    16.97           0.47           0.62              32.27
12/31/97 .....    19.01           0.46           1.00              35.77
12/31/98 .....    18.86           0.45           1.10              37.17
12/31/99 .....    19.12           0.40           1.79              39.61
12/31/00 .....    17.11           0.20           1.81              39.61
06/30/01(3) ..    15.47           0.13           0.17              38.27
----------------------------------------------------------------------------

(2) Does not assume any compounding of reinvested distributions.

(3) Six months only. Distributions typically occur in June and December.

    Table shows calendar year distributions and net asset values; may differ from fiscal year annual reports.

4                                                  UMB SCOUT FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURN

UMB SCOUT STOCK SELECT FUND
AS OF JUNE 30, 2001

                                        QUARTER  1 YEAR   INCEPTION
-------------------------------------------------------------------
UMB SCOUT STOCK SELECT FUND ..........   1.55%   -9.79%    -6.09%
Lipper Multi-Cap Core Fund Index(1) ..   7.14%  -11.83%     1.31%
S&P 500 Index(1) .....................   5.85%  -14.83%    -2.94%
-------------------------------------------------------------------

    Inception - May 17, 1999.

    Returns for periods greater than one year are compound average annual rates of return.

    The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(1) Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

TOP TEN EQUITY HOLDINGS

UMB SCOUT STOCK SELECT FUND

                                                MARKET         PERCENT
                                             VALUE (000'S)     OF TOTAL
-----------------------------------------------------------------------
Johnson & Johnson .......................       $  588             4%
Southwest Airlines Co. ..................          577             4%
PepsiCo, Inc. ...........................          495             3%
International Business Machines Corp. ...          455             3%
Lincoln National Corp. ..................          440             3%
Target Corp. ............................          415             3%
Intel Corp. .............................          395             3%
Engelhard Corp. .........................          389             3%
Texas Instruments, Inc. .................          378             3%
Entergy Corp. ...........................          376             2%
-----------------------------------------------------------------------
TOP TEN EQUITY HOLDINGS TOTAL ...........       $4,508            31%
-----------------------------------------------------------------------

As of June 30, 2001, statement of assets. Subject to change.

HISTORICAL PER-SHARE RECORD

UMB SCOUT STOCK SELECT FUND

                                        INCOME &                   CUMULATIVE(2)
                          NET         SHORT-TERM     LONG-TERM      VALUE PER
                         ASSET          GAINS          GAINS        SHARE PLUS
                         VALUE       DISTRIBUTION   DISTRIBUTION  DISTRIBUTIONS
--------------------------------------------------------------------------------
12/31/99 ............   $ 10.10         $ 0.07          $ --         $ 10.17
12/31/00 ............      9.17           0.10            --            9.35
06/30/01(3) .........      8.55           0.04            --            8.77
--------------------------------------------------------------------------------

(2) Does not assume any compounding of reinvested distributions.

(3) Six months only. Distributions typically occur in June and December.

    Table shows calendar year distributions and net asset values; may differ from fiscal year annual reports.

FUND DIVERSIFICATION

UMB SCOUT STOCK SELECT FUND

[PIE CHART]

Info Technology ....................   23%
Health Care ........................   12%
Industrials ........................   11%
Consumer Discretion ................    9%
Energy .............................    9%
Consumer Staples ...................    8%
Finance ............................    8%
Utilities ..........................    8%
Telecom Services ...................    6%
Materials ..........................    5%
Cash & Equivalents .................    1%
------------------------------------------

Based on total investments as of June 30, 2001.
Subject to change.

JUNE 30, 2001                                                                  5

STATEMENT OF NET ASSETS

JUNE 30, 2001

STOCK FUND

                                                                             MARKET
SHARES         COMPANY                                                        VALUE
----------------------------------------------------------------------------------------
COMMON  STOCKS -- 89.5%
CONSUMER DISCRETIONARY -- 9.0%
      60,000   Brinker International, Inc.* ............................   $  1,551,000
      33,000   Knight Ridder, Inc. .....................................      1,956,900
      90,000   McDonald's Corp. ........................................      2,435,400
      80,000   Target Corp. ............................................      2,768,000
      54,500   TJX Companies, Inc. .....................................      1,736,915
                                                                           ------------
                                                                             10,448,215
                                                                           ============

CONSUMER STAPLES -- 7.7%
      40,000   Anheuser-Busch Companies, Inc. ..........................      1,648,000
      50,000   Kimberly-Clark Corp. ....................................      2,795,000
      74,500   PepsiCo, Inc. ...........................................      3,292,900
      20,000   Procter & Gamble Co. ....................................      1,276,000
                                                                           ------------
                                                                              9,011,900
                                                                           ============
ENERGY -- 9.4%
      29,575   Anadarko Petroleum Corp. ................................      1,597,937
      32,800   BP Amoco PLC, Sponsored ADR .............................      1,635,080
      60,000   Halliburton Co. .........................................      2,136,000
      35,000   Kerr-McGee Corp. ........................................      2,319,450
      30,000   Shell Transport & Trading PLC ...........................      1,510,200
      60,000   USX-Marathon Group ......................................      1,770,600
                                                                           ------------
                                                                             10,969,267
                                                                           ============

FINANCE -- 6.9%
      54,000   AON Corp. ...............................................      1,890,000
      72,200   Firstmerit Corp. ........................................      1,906,080
      57,000   Lincoln National Corp. ..................................      2,949,750
      22,000   Merrill Lynch & Co., Inc. ...............................      1,303,500
                                                                           ------------
                                                                              8,049,330
                                                                           ============

HEALTH CARE -- 11.4%
      25,000   Amgen, Inc.* ............................................      1,517,000
      24,000   Bristol-Myers Squibb Co. ................................      1,255,200
      25,200   Genentech, Inc.* ........................................      1,388,520
      78,400   Johnson & Johnson .......................................      3,920,000
      30,000   Merck & Co., Inc. .......................................      1,917,300
      65,400   Mylan Laboratories, Inc. ................................      1,839,702
      33,191   Pharmacia Corp. .........................................      1,525,126
                                                                           ------------
                                                                             13,362,848
                                                                           ============

INDUSTRIALS -- 9.3%
      33,300   Emerson Electric Co. ....................................      2,014,650
      48,000   FedEx Corp.* ............................................      1,929,600
      35,000   Grainger (W.W.), Inc. ...................................      1,440,600
      45,000   Molex, Inc. .............................................      1,643,850
     207,000   Southwest Airlines Co. ..................................      3,827,430
                                                                           ------------
                                                                             10,856,130
                                                                           ============

INFORMATION TECHNOLOGY-- 19.8%
      52,000   Altera Corp.* ...........................................   $  1,508,000
      34,500   Cisco Systems, Inc.* ....................................        627,900
      23,625   Compaq Computer Corp. ...................................        365,951
      33,000   Computer Sciences Corp.* ................................      1,141,800
      36,400   Dell Computer Corp.* ....................................        951,860
      52,000   Gateway, Inc.* ..........................................        855,400
      29,000   Hewlett-Packard Co. .....................................        829,400
      90,000   Intel Corp. .............................................      2,632,500
      40,000   International Business Machines Corp. ...................      4,520,000
      34,300   Microsoft Corp.* ........................................      2,503,900
      56,100   Nokia Corp. ADR, Class A ................................      1,236,444
      78,000   Oracle Corp.* ...........................................      1,482,000
      60,000   Sun Microsystems, Inc.* .................................        943,200
      52,500   Tellabs, Inc.* ..........................................      1,017,450
      80,000   Texas Instruments, Inc. .................................      2,520,000
                                                                           ------------
                                                                             23,135,805
                                                                           ============

MATERIALS -- 4.2%
      77,000   Brush Engineered Materials, Inc. Holding Co. ............      1,232,000
     100,000   Engelhard Corp. .........................................      2,579,000
      30,100   International Paper Co. .................................      1,074,570
                                                                           ------------
                                                                              4,885,570
                                                                           ============

TELECOMMUNICATION SERVICES -- 4.9%
      47,800   BellSouth Corporation ...................................      1,924,906
      38,690   Qwest Communications International, Inc. ................      1,233,050
      50,000   SBC Communications, Inc. ................................      2,003,000
       8,540   Verizon Communications ..................................        456,890
      28,783   Williams Communications Group* ..........................         84,910
                                                                           ------------
                                                                              5,702,756
                                                                           ============
UTILITIES -- 6.9%
       8,000   Aquila, Inc.* ...........................................        197,200
      65,000   Entergy Corp. ...........................................      2,495,350
      54,843   Progress Energy, Inc. ...................................      2,463,548
      43,000   Progress Energy, Inc. Contingent Value Obligation .......         18,490
      35,000   TXU Corp. ...............................................      1,686,650
      35,000   Williams Companies, Inc. ................................      1,153,250
                                                                           ------------
                                                                              8,014,488
                                                                           ============

TOTAL COMMON STOCKS
(COST $83,695,543) -- 89.5% ............................................    104,436,309
                                                                           ============

6                                                  UMB SCOUT FUNDS ANNUAL REPORT

STATEMENT OF NET ASSETS

JUNE 30, 2001

STOCK FUND (CONTINUED)

    FACE                                                                       MARKET
   AMOUNT      DESCRIPTION                                                     VALUE
----------------------------------------------------------------------------------------
SHORT-TERM
CORPORATE NOTES -- 9.5%
$  2,000,000   Deere and Company, due July 2, 2001 .....................   $  1,999,787
   2,000,000   Dow Chemical Co., due July 6, 2001 ......................      1,998,919
   2,000,000   Gannett, Inc., due July 3, 2001 .........................      1,999,561
   1,500,000   Monsanto Co., due July 16, 2001 .........................      1,497,587
   2,000,000   Oneok, Inc., due July 20, 2001 ..........................      1,996,095
   1,500,000   Texaco, Inc., due July 26, 2001 .........................      1,496,198
                                                                           ------------
TOTAL SHORT-TERM CORPORATE NOTES
(COST $10,988,147) -- 9.5% .............................................     10,988,147
                                                                           ============
REPURCHASE AGREEMENT
(COST $975,000) -- 0.8%
     975,000   Northern Trust Co., 3.91%, due July 2, 2001 .............        975,000
                                                                           ============
TOTAL INVESTMENTS
(COST $95,658,690) -- 99.8% ............................................    116,399,456

Other assets less liabilities -- 0.2% ..................................        231,409
                                                                           ------------
TOTAL NET ASSETS -- 100.0%
     (equivalent to $15.47 per share;
     20,000,000 shares of $1.00 par value
     capital shares authorized;
     7,538,353 shares outstanding) .....................................   $116,630,865
                                                                           ============

ADR - American Depository Receipt

*Non-income producing security

STOCK SELECT FUND

                                                                              MARKET
   SHARES      COMPANY                                                        VALUE
----------------------------------------------------------------------------------------
COMMON  STOCKS -- 99.3%
CONSUMER DISCRETIONARY -- 9.1%
       6,500   Darden Restaurants, Inc. ................................   $    181,350
       4,975   Knight Ridder, Inc. .....................................        295,018
       5,500   McDonald's Corp. ........................................        148,830
      12,000   Target Corp. ............................................        415,200
       8,300   TJX Companies, Inc. .....................................        264,521
                                                                           ------------
                                                                              1,304,919
                                                                           ============

CONSUMER STAPLES -- 7.9%
       6,000   Anheuser-Busch Companies, Inc. ..........................        247,200
       3,500   Kimberly-Clark Corp. ....................................        195,650
      11,200   PepsiCo, Inc. ...........................................        495,040
       3,000   Procter & Gamble Co. ....................................        191,400
                                                                           ------------
                                                                              1,129,290
                                                                           ============

ENERGY -- 8.8%
       4,900   BP Amoco PLC, Sponsored ADR .............................        244,265
       9,000   Halliburton Co. .........................................        320,400
       3,000   Kerr-McGee Corp. ........................................        198,810
       4,500   Shell Transport & Trading PLC ...........................        226,530
       9,000   USX-Marathon Group ......................................        265,590
                                                                           ------------
                                                                              1,255,595
                                                                           ============

FINANCE -- 8.2%
       8,100   AON Corp. ...............................................        283,500
      10,200   Firstmerit Corp. ........................................        269,280
       8,500   Lincoln National Corp. ..................................        439,875
       3,000   Merrill Lynch & Co., Inc. ...............................        177,750
                                                                           ------------
                                                                              1,170,405
                                                                           ============

HEALTH  CARE -- 12.4%
       3,700   Amgen, Inc.* ............................................        224,516
       3,600   Bristol-Myers Squibb Co. ................................        188,280
       3,800   Genentech, Inc.* ........................................        209,380
      11,760   Johnson & Johnson .......................................        588,000
       4,500   Merck & Co., Inc. .......................................        287,595
       9,800   Mylan Laboratories, Inc. ................................        275,674
                                                                           ------------
                                                                              1,773,445
                                                                           ============

INDUSTRIALS -- 11.3%
       5,000   Emerson Electric Co. ....................................        302,500
       7,200   FedEx Corp.* ............................................        289,440
       5,200   Grainger (W.W.), Inc. ...................................        214,032
       6,700   Molex, Inc. .............................................        244,751
      31,200   Southwest Airlines Co. ..................................        576,888
                                                                           ------------
                                                                              1,627,611
                                                                           ============

See accompanying Notes to Financial Statements.          Continued on next page.

JUNE 30, 2001                                                                  7

STATEMENT OF NET ASSETS

JUNE 30, 2001

STOCK SELECT FUND (CONTINUED)

                                                                              MARKET
   SHARES      COMPANY                                                        VALUE
----------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY -- 22.6%
       7,800   Altera Corp.* ...........................................   $    226,200
       5,200   Cisco Systems, Inc.* ....................................         94,640
       3,500   Compaq Computer Corp. ...................................         54,215
       4,900   Computer Sciences Corp.* ................................        169,540
       5,400   Dell Computer Corp.* ....................................        141,210
       7,800   Gateway, Inc.* ..........................................        128,310
       4,300   Hewlett-Packard Co. .....................................        122,980
      13,500   Intel Corp. .............................................        394,875
       4,030   International Business Machines Corp. ...................        455,390
       5,100   Microsoft Corp.* ........................................        372,300
       8,400   Nokia Corp. ADR, Class A ................................        185,136
      11,800   Oracle Corp.* ...........................................        224,200
       9,040   Sun Microsystems, Inc.* .................................        142,109
       7,900   Tellabs, Inc.* ..........................................        153,102
      12,000   Texas Instruments, Inc. ................................         378,000
                                                                           ------------
                                                                              3,242,207
                                                                           ============

MATERIALS -- 5.1%
      11,600   Brush Engineered Materials, Inc. Holding Co. ............        185,600
      15,100   Engelhard Corp. .........................................        389,429
       4,500   International Paper Co. .................................        160,650
                                                                           ------------
                                                                                735,679
                                                                           ============

TELECOMMUNICATION SERVICES -- 5.5%
       7,200   BellSouth Corporation ...................................        289,944
       5,793   Qwest Communications International, Inc. ................        184,623
       7,500   SBC Communications, Inc. ................................        300,450
       4,265   Williams Communications Group* ..........................         12,582
                                                                           ------------
                                                                                787,599
                                                                           ============

UTILITIES -- 8.4%
       1,200   Aquila, Inc.* ...........................................         29,580
       9,800   Entergy Corp. ...........................................        376,222
       8,254   Progress Energy, Inc. ...................................        370,770
       3,100   Progress Energy, Inc. Contingent Value Obligation .......          1,333
       5,200   TXU Corp. ...............................................        250,588
       5,200   Williams Companies, Inc. ................................        171,340
                                                                           ------------
                                                                              1,199,833
                                                                           ============

TOTAL COMMON STOCKS
(COST $15,241,006) -- 99.3% ............................................     14,226,583
                                                                           ============


    FACE                                                                       MARKET
   AMOUNT      DESCRIPTION                                                     VALUE
----------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
(COST $110,000) -- 0.8%
$    110,000   Northern Trust Co., 3.91%, due July 2, 2001 .............   $    110,000
                                                                           ============

TOTAL INVESTMENTS
(COST $15,351,006) -- 100.1%  ..........................................     14,336,583

Other liabilities less assets -- (0.1)% ................................       (14,701)
                                                                           ------------

TOTAL NET ASSETS -- 100.0%
     (equivalent to $8.55 per share;
     10,000,000 shares of $1.00 par value
     capital shares authorized;
     1,675,513 shares outstanding) .....................................   $ 14,321,882
                                                                           ============

ADR - American Depository Receipt

*Non-income producing security

See accompanying Notes to Financial Statements.

8                                                  UMB SCOUT FUNDS ANNUAL REPORT

[GRAPHIC]

OBJECTIVE:

The UMB Scout Equity Index Fund seeks to provide investment results that track, as closely as possible, the performance of the Standard & Poor's 500 Index.

EQUITY INDEX FUND

For the 12-month period ended June 30, 2001, the UMB Scout Equity Index Fund (the "Fund") lost 15.20% of its value. During this same time period, the S&P 500 Index lost 14.83% of its value. The double-digit returns of the finance, utility and basic material sectors were offset by sharp decreases in both the technology and communication service sectors.

There were 46 additions and deletions to the S&P 500 Index during the trailing 12 months. The slight difference in returns was primarily due to expenses, which are charged to the Fund but not the Index, and the challenges of managing cash flows into the Fund.

We appreciate your support and will continue to execute a passive strategy designed to provide returns that closely track the risk and return characteristics of the S&P 500 Index.

The UMB Scout Equity Index Fund closed the quarter ended June 30, 2001 at $8.42 per share and had a total return (price change and reinvested distributions) of 5.75% for the quarter and -15.20% for the fiscal year. The Fund's benchmark, the S&P 500 Index, posted returns of 5.85% for the quarter and -14.83% for the fiscal year.

ROBERT C. WEBER III
Scout Investment Advisors, Inc.

HYPOTHETICAL GROWTH OF $10,000

UMB SCOUT EQUITY INDEX FUND
AS OF JUNE 30, 2001

[LINE GRAPH]

UMB Scout Equity Index Fund     $8,497
S&P 500 Index(1, 2)             $8,548


(1) Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

(2) "Standard & Poor's,(R)" "S&P,(R)" "S&P 500(R)" and "Standard and Poor's
    500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by UMB Bank, n.a. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

    Performance returns for the UMB Scout Equity Index Fund and S&P 500 Index assume dividends were reinvested for the entire period.

    For illustrative purposes only; may not represent your returns.

JUNE 30,2001                                                                   9

FUND DIVERSIFICATION

UMB SCOUT EQUITY INDEX FUND

[PIE CHART]

Finance ............................................    18%
Info Technology ....................................    18%
Consumer Discretion ................................    13%
Health Care ........................................    13%
Industrials ........................................    11%
Consumer Staples ...................................     7%
Energy .............................................     7%
Telecom Services ...................................     6%
Utilities ..........................................     4%
Materials ..........................................     2%
Miscellaneous ......................................     1%
-----------------------------------------------------------

Based on total investments as of June 30, 2001.
Subject to change.

COMPARATIVE RATES OF RETURN

UMB SCOUT EQUITY INDEX FUND
AS OF JUNE 30, 2001


                                                           MONTH    QUARTER   1 YEAR   INCEPTION
-------------------------------------------------------------------------------------------------
UMB SCOUT EQUITY INDEX FUND............................    -2.44%    5.75%    -15.20%   -13.02%
S&P 500 Index(1).......................................    -2.43%    5.85%    -14.83%   -12.58%
Lipper S&P 500 Index Fund Index(1).....................    -2.47%    5.75%    -15.02%   -12.80%
-------------------------------------------------------------------------------------------------

    Inception -- May 1, 2000.

    Returns for periods greater than one year are compound average annual rates of return.

    The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(1) Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

TOP TEN EQUITY HOLDINGS

UMB SCOUT EQUITY INDEX FUND


                                                             MARKET       PERCENT
                                                          VALUE (000'S)   OF TOTAL
----------------------------------------------------------------------------------
General Electric Co. ......................................  $ 1,114        4%
Microsoft Corp. ...........................................      905        4%
ExxonMobil Corp. ..........................................      690        3%
Citigroup, Inc. ...........................................      608        2%
Pfizer, Inc. ..............................................      579        2%
AOL Time Warner, Inc. .....................................      542        2%
Wal-Mart Stores, Inc. .....................................      500        2%
American International Group, Inc. ........................      460        2%
International Business Machines Corp. .....................      452        2%
Intel Corp. ...............................................      450        2%
----------------------------------------------------------------------------------
TOP TEN EQUITY HOLDINGS TOTAL..............................  $ 6,300       25%
----------------------------------------------------------------------------------

As of June 30, 2001, statement of assets. Subject to change.

HISTORICAL PER-SHARE RECORD

UMB SCOUT EQUITY INDEX FUND



                                   INCOME &                    CUMULATIVE(2)
                          NET     SHORT-TERM     LONG-TERM       VALUE PER
                         ASSET      GAINS          GAINS         SHARE PLUS
                         VALUE   DISTRIBUTION   DISTRIBUTION   DISTRIBUTIONS
-----------------------------------------------------------------------------
12/31/00 ............    $ 9.08    $ 0.05        $    --          $ 9.13
06/30/01(3)..........      8.42      0.03             --            8.50
-----------------------------------------------------------------------------

(2) Does not assume any compounding of reinvested distributions.

(3) Six months only. Distributions typically occur in June and December.

    Table shows calendar year distributions and net asset values; may differ from fiscal year annual reports.


10                                                 UMB SCOUT FUNDS ANNUAL REPORT

STATEMENT OF NET ASSETS

JUNE 30, 2001

EQUITY INDEX FUND


                                                               MARKET
SHARES       COMPANY                                           VALUE
-----------------------------------------------------------------------
COMMON STOCKS-- 100.4%
CONSUMER DISCRETIONARY-- 13.1%
        150  American Greetings Corp., Class A .........    $     1,650
     10,225  AOL Time Warner, Inc.* ....................        541,925
        250  Autozone, Inc.* ...........................          9,375
        700  Bed, Bath & Beyond, Inc.* .................         21,840
        500  Best Buy Co., Inc.* .......................         31,760
        250  Big Lots, Inc.* ...........................          3,420
        150  Black & Decker Corp. ......................          5,919
        150  Brunswick Corp. ...........................          3,604
      1,350  Carnival Corp. ............................         41,445
        150  Centex Corp. ..............................          6,113
        400  Circuit City Stores, Inc. .................          7,200
      1,350  Clear Channel
               Communications, Inc.* ...................         84,645
      2,200  Comcast Corp., Class A Special ............         95,480
        150  Cooper Tire & Rubber Co. ..................          2,130
      1,000  Costco Wholesale Corp. ....................         41,080
        350  Dana Corp. ................................          8,169
        250  Darden Restaurants, Inc. ..................          6,975
      1,250  Delphi Automotive Systems Corp. ...........         19,913
        150  Dillards, Inc. ............................          2,290
      4,800  Disney (Walt) Co. .........................        138,672
        725  Dollar General Corp. ......................         14,138
        150  Dow Jones & Company, Inc. .................          8,957
        650  Eastman Kodak Company. ....................         30,342
        500  Federated Department Stores, Inc.* ........         21,250
      4,143  Ford Motor Co. ............................        101,711
        350  Fortune Brands, Inc. ......................         13,426
        600  Gannett Co., Inc. .........................         39,540
      2,000  Gap, Inc. .................................         58,000
      1,300  General Motors Corp. ......................         83,655
        350  Goodyear Tire and Rubber Co. ..............          9,800
        650  Harley Davidson, Inc. .....................         30,602
        250  Harrah's Entertainment, Inc.* .............          8,825
        400  Hasbro, Inc. ..............................          5,780
        750  Hilton Hotels Corp. .......................          8,700
      5,400  Home Depot, Inc. ..........................        251,370
        900  Interpublic Group of
               Companies, Inc. .........................         26,415
        150  Johnson Controls, Inc. ....................         10,871
        100  KB Home ...................................          3,017
      1,000  K-Mart Corp. ..............................         11,470
        150  Knight Ridder, Inc. .......................          8,895
        750  Kohl's Corp.* .............................         47,047
        400  Leggett & Platt, Inc. .....................          8,812
        150  Liz Claiborne, Inc. .......................          7,568
        850  Lowes Co., Inc. ...........................    $    61,667
        600  Marriott International, Inc., Class A .....         28,404
        900  Mattel, Inc. ..............................         17,028
        650  May Department Stores Co. .................         22,269
        150  Maytag Corporation ........................          4,389
      3,000  McDonald's Corp. ..........................         81,180
        400  McGraw-Hill Companies, Inc. ...............         26,460
        100  Meredith Corp. ............................          3,581
        400  New York Times Co., Class A ...............         16,800
        600  Newell Rubbermaid, Inc. ...................         15,060
        600  Nike, Inc., Class B .......................         25,194
        250  Nordstrom, Inc. ...........................          4,638
        650  Office Depot, Inc.* .......................          6,747
        400  Omnicrom Group, Inc. ......................         34,400
        600  Penney (J.C.) Company, Inc. ...............         15,816
        100  Pulte Corp. ...............................          4,263
        400  RadioShack Corp. ..........................         12,200
        100  Reebok International Ltd. .................          3,195
        750  Sears, Roebuck and Co. ....................         31,732
        350  Sherwin Williams Co. ......................          7,770
        150  Snap-On, Inc. .............................          3,624
        150  Stanley Works .............................          6,280
      1,000  Staples, Inc.* ............................         15,990
        800  Starbucks Corp.* ..........................         18,400
        500  Starwood Hotels & Resorts
               Worldwide, Inc. .........................         18,640
      2,100  Target Corp. ..............................         72,660
        900  The Limited, Inc. .........................         14,868
        300  Tiffany & Co. .............................         10,866
        650  TJX Companies, Inc. .......................         20,715
        200  TMP Worldwide, Inc.* ......................         11,822
        400  Toys "R" Us, Inc.* ........................          9,900
        700  Tribune Company ...........................         28,007
        350  Tricon Global Restaurants, Inc.* ..........         15,365
        250  TRW, Inc. .................................         10,250
        150  Tupperware Corp. ..........................          3,514
        500  Univision Communications, Inc.* ...........         21,390
        250  VF Corp. ..................................          9,095
      4,079  Viacom, Inc., Class B* ....................        211,088
        276  Visteon Corp. .............................          5,073
     10,250  Wal-Mart Stores, Inc. .....................        500,200
        250  Wendy's International, Inc. ...............          6,385
        150  Whirlpool Corp. ...........................          9,375
                                                            -----------
                                                              3,330,096
                                                            ===========

                                                         Continued on next page.

JUNE 30, 2001                                                                 11

STATEMENT OF NET ASSETS

JUNE 30, 2001

EQUITY INDEX FUND (CONTINUED)


                                                               MARKET
SHARES       COMPANY                                           VALUE
-----------------------------------------------------------------------
CONSUMER STAPLES -- 7.5%
        100  Alberto Culver Co., Class B .................. $     4,204
        900  Albertson's, Inc. ............................      26,991
      2,100  Anheuser-Busch Companies, Inc. ...............      86,520
      1,387  Archer Daniels Midland Co. ...................      18,031
        500  Avon Products, Inc. ..........................      23,140
        150  Brown-Forman Corp., Class B ..................       9,591
        900  Campbell Soup Co. ............................      23,175
        500  Clorox Company. ..............................      16,925
      5,700  Coca-Cola Company ............................     256,500
        900  Coca-Cola Enterprises ........................      14,715
      1,250  Colgate-Palmolive Co. ........................      73,738
      1,200  ConAgra, Inc. ................................      23,772
        100  Coors (Adolph) Co., Class B ..................       5,018
        950  CVS Corp. ....................................      36,670
        650  General Mills, Inc. ..........................      28,457
      2,450  Gillette Co. .................................      71,025
        850  Heinz (H.J.) Co. .............................      34,757
        350  Hershey Foods Corp. ..........................      21,598
        900  Kellogg Co. ..................................      26,100
      1,250  Kimberly-Clark Corp. .........................      69,875
      1,850  Kroger Co. ...................................      46,250
        300  Pepsi Bottling Group, Inc. ...................      12,030
      3,350  PepsiCo, Inc. ................................     148,070
      5,050  Philip Morris Companies, Inc. ................     256,287
      3,000  Procter & Gamble Co. .........................     191,400
        350  Quaker Oats Co. ..............................      31,938
        650  Ralston Purina Co. ...........................      19,513
      1,200  Safeway, Inc.* ...............................      57,600
      1,800  Sara Lee Corp. ...............................      34,092
        250  Supervalu, Inc. ..............................       4,388
      1,500  SYSCO Corp. ..................................      40,725
      1,350  Unilever N.V., ADR ...........................      80,420
        400  UST, Inc. ....................................      11,544
      2,350  Walgreen Co. .................................      80,252
        250  Winn-Dixie Stores, Inc. ......................       6,532
        500  Wrigley (Wm., Jr.) Co. .......................      23,425
                                                            -----------
                                                              1,915,268
                                                            ===========

ENERGY -- 6.6%
        250  Amerada Hess Corp. ...........................      20,200
        586  Anadarko Petroleum Corp. .....................      31,662
        250  Apache Corp. .................................      12,687
        150  Ashland, Inc. ................................       6,015
        750  Baker Hughes, Inc. ...........................      25,125
        500  Burlington Resources, Inc. ...................      19,975
      1,500  Chevron Corp. ................................     135,750
      1,400  Conoco, Inc., Class B ........................      40,460
        300  Devon Energy Corp. ...........................      15,750
        300  EOG Resources ................................      10,665
      7,900  ExxonMobil Corp. ............................. $   690,065
      1,000  Halliburton Co. ..............................      35,600
        250  Kerr-McGee Corp. .............................      16,568
        300  Nabors Industries, Inc.* .....................      11,160
        300  Noble Drilling Corp.* ........................       9,825
        850  Occidental Petroleum Corp. ...................      22,601
        600  Phillips Petroleum Co. .......................      34,200
        250  Rowan Companies, Inc. ........................       5,525
      4,950  Royal Dutch Petroleum Co. ....................     288,436
      1,350  Schlumberger Ltd. ............................      71,078
        150  Sunoco, Inc. .................................       5,494
      1,250  Texaco, Inc. .................................      83,250
        350  Tosco Corp. ..................................      15,418
        700  Transocean Sedco Forex, Inc. .................      28,875
        600  Unocal, Inc. .................................      20,490
        650  USX-Marathon Group ...........................      19,182
                                                            -----------
                                                              1,676,056
                                                            ===========

FINANCE -- 17.8%
      1,200  AFLAC, Inc. ..................................      37,788
      1,650  Allstate Corporation .........................      72,584
        250  AMBAC Financial Group. .......................      14,550
      3,000  American Express Co. .........................     116,400
      1,100  American General Corp. .......................      51,095
      5,350  American International Group, Inc. ...........     460,100
        750  Amsouth Bancorporation .......................      13,867
        600  AON Corp. ....................................      21,000
      3,650  Bank of America Corp. ........................     219,110
      1,650  Bank of New York, Inc. .......................      79,200
      2,700  Bank One Corp. ...............................      96,660
        950  BB&T Corp. ...................................      34,865
        250  Bear Stearns Cos., Inc. ......................      14,742
        500  Capital One Financial Corp. ..................      30,000
      3,125  Charles Schwab Corp. .........................      47,813
        415  Charter One Financial, Inc. ..................      13,238
        400  Chubb Corp. ..................................      30,972
        350  Cincinnati Financial Corp. ...................      13,825
     11,506  Citigroup, Inc. ..............................     607,977
        450  Comerica, Inc. ...............................      25,920
        650  Conseco, Inc. ................................       8,873
        250  Countrywide Credit
               Industries, Inc. ...........................      11,470
      1,600  Federal Home Loan Mortgage Corp. .............     112,000
      2,250  Federal National Mortgage
               Association ................................     191,588
      1,315  Fifth Third Bancorp ..........................      78,966
      2,250  First Union Corp. ............................      78,615
      2,506  Fleetboston Financial Corp. ..................      98,862
        600  Franklin Resources, Inc. .....................      27,462


12                                                 UMB SCOUT FUNDS ANNUAL REPORT

STATEMENT OF NET ASSETS

JUNE 30, 2001

EQUITY INDEX FUND (CONTINUED)



                                                               MARKET
SHARES       COMPANY                                           VALUE
-----------------------------------------------------------------------
FINANCE (CONTINUED)
        350  Golden West Financial Corp. ................   $    22,484
        500  Hartford Financial Services
               Group, Inc. ..............................        34,200
      1,100  Household International, Inc. ..............        73,370
        530  Huntington Bancshares, Inc. ................         8,666
        325  Jefferson Pilot Corp. ......................        15,704
        700  John Hancock Financial Services ............        28,182
        900  Keycorp ....................................        23,445
        600  Lehman Brothers Holdings, Inc. .............        46,650
        400  Lincoln National Corp. .....................        20,700
        500  Loews Corp. ................................        32,215
        600  Marsh & McLennan
               Companies, Inc. ..........................        60,600
        325  MBIA, Inc. .................................        18,096
      1,950  MBNA Corp. .................................        64,252
      1,100  Mellon Financial Corp. .....................        50,600
      1,900  Merrill Lynch & Co., Inc. ..................       112,575
      1,700  MetLife, Inc. ..............................        52,666
        250  MGIC Investment Corp.
               Wisconsin ................................        18,160
        350  Moody's Corp. ..............................        11,725
      4,585  Morgan (J.P.) & Company, Inc. ..............       204,491
      2,600  Morgan Stanley Dean
               Witter & Co. .............................       166,998
      1,350  National City Corp. ........................        41,553
        500  Northern Trust Corp. .......................        31,250
        650  PNC Corp. ..................................        42,764
        150  Progressive Corp. ..........................        20,278
        700  Providian Financial Corp. ..................        41,440
        500  Regions Financial Corp. ....................        16,000
        250  Safeco Corp. ...............................         7,375
        500  St. Paul Companies, Inc. ...................        25,345
        800  Southtrust Corp. ...........................        20,800
        700  State Street Corp. .........................        34,643
        500  Stilwell Financial, Inc. ...................        16,780
        650  Suntrust Bank, Inc. ........................        42,107
        700  Synovus Financial Corp. ....................        21,966
        250  Torchmark Corp. ............................        10,052
        250  T. Rowe Price Associates, Inc. .............         9,347
      4,331  U.S. Bancorp ...............................        98,703
        350  Union Planters Corp. .......................        15,260
        500  UnumProvident Corp. ........................        16,060
        350  USA Education ..............................        25,550
        500  Wachovia Corp. .............................        35,575
      2,025  Washington Mutual, Inc. ....................        76,039
      3,950  Wells Fargo & Co. ..........................       183,398
        200  Zions Bancorporation .......................        11,800
                                                            -----------
                                                              4,519,406
                                                            ===========

HEALTH CARE -- 12.8%
      3,600  Abbott Laboratories ........................   $   172,836
        350  Aetna, Inc.* ...............................         9,054
        350  Allergan, Inc. .............................        29,925
      3,000  American Home Products Corp. ...............       175,320
      2,350  Amgen, Inc.* ...............................       142,598
        500  Applera Corp.
               Applied Biosystems Group .................        13,375
        100  Bard (C.R.), Inc. ..........................         5,695
        150  Bausch & Lomb, Inc. ........................         5,436
      1,400  Baxter International, Inc. .................        68,600
        600  Becton Dickinson & Co. .....................        21,474
        350  Biogen, Inc.* ..............................        19,026
        425  Biomet, Inc. ...............................        20,426
        900  Boston Scientific Corp.* ...................        15,300
      4,500  Bristol-Myers Squibb Co. ...................       235,350
      1,050  Cardinal Health, Inc. ......................        72,450
        400  Chiron Corp.* ..............................        20,400
        350  Cigna Corp. ................................        33,537
      2,600  Eli Lilly & Company. .......................       192,400
        400  Forest Laboratories, Inc.* .................        28,400
        750  Guidant Corp. ..............................        27,000
        850  HealthSouth Corp.* .........................        13,575
        350  Humana, Inc. ...............................         3,447
      6,890  Johnson & Johnson ..........................       344,500
        400  King Pharmaceuticals, Inc.* ................        21,500
        250  Manor Care, Inc.* ..........................         7,938
        700  McKesson HBOC, Inc. ........................        25,984
        500  Medimmune, Inc.* ...........................        23,600
      2,750  Medtronic, Inc. ............................       126,527
      5,250  Merck & Co., Inc. ..........................       335,528
     14,450  Pfizer, Inc. ...............................       578,722
      2,950  Pharmacia Corp. ............................       135,553
        250  Quintiles Transnational Corp.* .............         6,312
        150  St. Jude Medical, Inc. .....................         9,000
      3,350  Schering Plough Corp. ......................       121,404
        500  Stryker Corp. ..............................        27,425
        750  Tenet Healthcare Corp. .....................        38,692
      1,250  The Healthcare Company .....................        56,488
        700  UnitedHealth Group, Inc. ...................        43,225
        250  Watson Pharmaceuticals, Inc.* ..............        15,410
        150  Wellpoint Health Networks, Inc.,
               Class A* .................................        14,136
                                                            -----------
                                                              3,257,568
                                                            ===========

                                                         Continued on next page.

JUNE 30, 2001                                                                 13

STATEMENT OF NET ASSETS

JUNE 30, 2001

EQUITY INDEX FUND (CONTINUED)



                                                               MARKET
SHARES       COMPANY                                           VALUE
-----------------------------------------------------------------------
INDUSTRIALS -- 11.4%
        400  Allied Waste Industries, Inc.* ...........     $     7,472
        400  American Power Conversion Corp.* .........           6,300
        350  AMR Corp. ................................          12,645
      1,400  Automatic Data Processing, Inc. ..........          69,580
        250  Avery Dennison Corp. .....................          12,763
        250  Block (H&R), Inc. ........................          16,137
      2,000  Boeing Co. ...............................         111,200
        900  Burlington Northern Santa Fe Corp. .......          27,153
        750  Caterpillar, Inc. ........................          37,538
      1,900  Cendant Corp.* ...........................          37,050
        400  Cintas Corp. .............................          18,500
        600  Concord EFS, Inc.* .......................          31,206
        400  Convergys Corp.* .........................          12,100
        250  Cooper Industries, Inc. ..................           9,898
        150  Crane Company ............................           4,650
        500  CSX Corp. ................................          18,120
        100  Cummins, Inc. ............................           3,870
        350  Danaher Corp. ............................          19,600
        500  Deere & Co. ..............................          18,925
        250  Delta Airlines, Inc. .....................          11,020
        150  Deluxe Corp. .............................           4,335
        250  Donnelley (R.R.) & Sons Co. ..............           7,425
        500  Dover Corp. ..............................          18,825
        150  Eaton Corp. ..............................          10,515
        250  Ecolab, Inc. .............................          10,242
      1,000  Emerson Electric Co. .....................          60,500
        350  Equifax, Inc .............................          12,838
        750  FedEx Corp.* .............................          30,150
        900  First Data Corp. .........................          57,825
        300  Fiserv, Inc.* ............................          19,194
        150  Fluor Corp. ..............................           6,773
        500  General Dynamics Corp. ...................          38,905
     22,850  General Electric Co. .....................       1,113,938
        400  Genuine Parts Co. ........................          12,600
        250  Goodrich Corp. ...........................           9,495
        250  Grainger (W.W.), Inc. ....................          10,290
      1,850  Honeywell International, Inc. ............          64,732
        650  Illinois Tool Works, Inc. ................          41,145
        650  IMS Health, Inc. .........................          18,525
        350  Ingersoll-Rand Co. .......................          14,420
        250  ITT Industries, Inc. .....................          11,062
        950  Lockheed Martin Corp. ....................          35,198
      1,000  Masco Corp. ..............................          24,960
        150  McDermott International, Inc. ............           1,748
        900  Minnesota Mining &
               Manufacturing Co. ......................         102,690
        400  Molex, Inc. ..............................          14,612
        100  National Service Industries. .............           2,257
        150  Navistar International Corp. .............           4,219
        850  Norfolk Southern Corp. ...................          17,595
        150  Northrop Grumman Corp. ...................          12,015
        150  Paccar, Inc. .............................           7,713
        250  Pall Corp. ...............................           5,882
        250  Parker Hannifin Corp. ....................     $    10,610
        850  Paychex, Inc. ............................          34,000
        600  Pitney Bowes, Inc. .......................          25,272
        200  Power-One, Inc.* .........................           3,328
        850  Raytheon Co., Class B ....................          22,567
        400  Robert Half International, Inc. ..........           9,956
        400  Rockwell International Corp. .............          15,248
        150  Ryder System, Inc. .......................           2,940
        350  Sabre Holdings Corp., Class A* ...........          17,500
      1,700  Southwest Airlines Co. ...................          31,433
        350  Textron, Inc. ............................          19,264
        150  Thomas & Betts Corp. .....................           3,310
        150  Timken Co. ...............................           2,541
      4,410  Tyco International Ltd. ..................         240,345
        150  US Airways Group, Inc. ...................           3,645
        600  Union Pacific Corp. ......................          32,946
      1,100  United Technologies Corp. ................          80,586
      1,450  Waste Management, Inc. ...................          44,689
                                                            -----------
                                                              2,888,530
                                                            ===========
INFORMATION TECHNOLOGY -- 18.3%
      1,700  ADC Telecommunications, Inc.* ............          11,220
        500  Adobe Systems, Inc. ......................          23,500
        800  Advanced Micro Devices, Inc.* ............          23,104
      1,062  Agilent Technologies, Inc.* ..............          34,515
        900  Altera Corp.* ............................          26,100
        850  Analog Devices, Inc.* ....................          36,762
        150  Andrew Corp.* ............................           2,768
        800  Apple Computer, Inc.* ....................          18,600
      1,850  Applied Materials, Inc.* .................          90,835
        600  Applied Micro Circuits Corp.* ............          10,320
        150  Autodesk, Inc. ...........................           5,595
        566  Avaya, Inc.* .............................           7,754
        500  BMC Software, Inc.* ......................          11,270
        600  Broadcom Corp., Class A* .................          25,656
        600  Broadvision, Inc.* .......................           3,000
        400  Cabletron Systems, Inc.* .................           9,140
     16,800  Cisco Systems, Inc.* .....................         305,760
        400  Citrix Systems, Inc.* ....................          13,960
      3,750  Compaq Computer Corp. ....................          58,088
      1,350  Computer Associates
               International, Inc. ....................          48,600
        350  Computer Sciences Corp.* .................          12,110
        750  Compuware Corp.* .........................          10,492
        350  Comverse Technology, Inc.* ...............          20,167
        500  Conexant Systems, Inc.* ..................           4,475
      2,000  Corning, Inc. ............................          33,420
      5,950  Dell Computer Corp.* .....................         155,592
      1,100  Electronic Data Systems Corp. ............          68,750
      5,000  EMC Corp.* ...............................         145,250
        650  Gateway, Inc.* ...........................          10,692
      4,400  Hewlett-Packard Co. ......................         125,840
     15,400  Intel Corp. ..............................         450,450

14                                                 UMB SCOUT FUNDS ANNUAL REPORT

STATEMENT OF NET ASSETS

JUNE 30, 2001

EQUITY INDEX FUND (CONTINUED)



                                                               MARKET
SHARES       COMPANY                                           VALUE
-----------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
      4,000  International Business
               Machines Corp. .......................       $   452,000
        500  Intuit, Inc.* ..........................            19,995
        400  Jabil Circuit, Inc.* ...................            12,344
      3,000  JDS Uniphase Corp.* ....................            38,250
        400  KLA-Tencor Corp.* ......................            23,388
        250  Lexmark International Group, Inc.,
               Class A* ..............................           16,812
        750  Linear Technology Corp. ................            33,165
        750  LSI Logic Corp.* .......................            14,100
      7,700  Lucent Technologies, Inc. ..............            47,740
        800  Maxim Integrated Products, Inc.* .......            35,368
        200  Mercury Interactive Corp. ..............            11,980
      1,400  Micron Technology, Inc.* ...............            57,540
     12,400  Microsoft Corp.* .......................           905,200
        100  Millipore Corp. ........................             6,198
      5,000  Motorola, Inc. .........................            82,800
        400  National Semiconductor Corp.* ..........            11,648
        250  NCR Corp.* .............................            11,750
        650  Network Appliance, Inc.*................             8,905
      7,100  Nortel Networks Corp. ..................            64,539
        650  Novell, Inc.* ..........................             3,698
        300  Novellus Systems, Inc.* ................            17,037
     12,900  Oracle Corp.* ..........................           245,100
      1,167  Palm, Inc.* ............................             7,084
        600  Parametric Technology Corp.* ...........             8,394
        700  Peoplesoft, Inc.* ......................            34,461
        200  PerkinElmer, Inc. ......................             5,506
        200  QLogic Corp.* ..........................            12,890
      1,750  Qualcomm, Inc.* ........................           102,340
        700  Sanmina Corp.* .........................            16,387
        300  Sapient Corp.* .........................             2,925
        350  Scientific-Atlanta, Inc. ...............            14,210
      1,000  Siebel Systems, Inc.* ..................            46,900
      1,450  Solectron Corp.* .......................            26,535
      7,500  Sun Microsystems, Inc.* ................           117,900
        450  Symbol Technologies ....................             9,990
        200  Tektronix, Inc.* .......................             5,430
        900  Tellabs, Inc.* .........................            17,442
        400  Teradyne, Inc.* ........................            13,240
      4,000  Texas Instruments, Inc. ................           126,000
        350  Thermo Electron Corp.* .................             7,707
        650  Unisys Corp. ...........................             9,562
        950  Veritas Software Corp.* ................            63,204
        400  Vitesse Semiconductor Corp.* ...........             8,416
      1,400  Xerox Corp. ............................            13,398
        750  Xilinx, Inc.* ..........................            30,930
      1,250  Yahoo!, Inc.*. .........................            24,988
                                                            -----------
                                                              4,649,181
                                                            ===========
MATERIALS -- 2.5%
        500  Air Products & Chemicals, Inc. .........       $    22,875
        700  Alcan Aluminum Ltd. ....................            29,414
      2,006  Alcoa, Inc. ............................            79,036
        150  Allegheny Technologies, Inc. ...........             2,714
        100  Ball Corp. .............................             4,756
        850  Barrick Gold Corp. .....................            12,877
        100  Bemis, Inc. ............................             4,017
        150  Boise Cascade Corp. ....................             5,275
      2,102  Dow Chemical Co. .......................            69,892
      2,350  Du Pont (E.I.) De Nemours & Co. ........           113,364
        150  Eastman Chemical Co. ...................             7,144
        250  Engelhard Corp. ........................             6,448
        100  FMC Corp. ..............................             6,856
        350  Freeport McMoRan Copper
               & Gold, Inc., Class B ................             3,868
        479  Georgia Pacific Corp. ..................            16,214
        150  Great Lakes Chemical Corp. .............             4,627
        250  Hercules, Inc. .........................             2,825
        600  Homestake Mining Co. ...................             4,650
        400  Inco Ltd. ..............................             6,904
        250  International Flavors &
               Fragrances, Inc. .....................             6,283
      1,106  International Paper ....................            39,484
        250  Louisiana Pacific Corp. ................             2,932
        250  Mead Corp. .............................             6,785
        450  Newmount Mining Corp. ..................             8,375
        150  Nucor Corp. ............................             7,333
        300  Pactiv Corp.* ..........................             4,020
        150  Phelps Dodge Corp.......................             6,225
        650  Placer Dome, Inc. ......................             6,370
        100  Potlatch Corp. .........................             3,441
        400  PPG Industries, Inc. ...................            21,028
        350  Praxair, Inc. ..........................            16,450
        500  Rohm & Haas Co. ........................            16,450
        150  Sealed Air Corp.* ......................             5,588
        150  Sigma Aldrich Corp. ....................             5,793
        100  Temple-Inland, Inc. ....................             5,329
        150  USX U.S. Steel Group ...................             3,023
        250  Vulcan Materials Co. ...................            13,437
        250  Westvaco Corp. .........................             6,073
        500  Weyerhauser Co. ........................            27,485
        250  Williamette Industries, Inc. ...........            12,375
        150  Worthington Industries .................             2,040
                                                            -----------
                                                                630,075
                                                            ===========
     MISCELLANEOUS -- 1.2%
     2,479  Standard & Poor's
            Depository Receipts......................           305,710
                                                            ===========

                                                         Continued on next page.

JUNE 30, 2001                                                                 15

STATEMENT OF NET ASSETS

JUNE 30, 2001

EQUITY INDEX FUND (CONTINUED)


                                                               MARKET
SHARES       COMPANY                                           VALUE
-----------------------------------------------------------------------
TELECOMMUNICATION SERVICES -- 5.5%
        750  Alltel Corp. .............................     $    45,945
      7,917  AT&T Corp. ...............................         174,174
      4,350  BellSouth Corp. ..........................         175,175
        350  Centurytel, Inc. .........................          10,605
        600  Citizens Communications Co. ..............           7,218
      1,850  Global Crossing Ltd.* ....................          15,984
      1,700  Nextel Communications, Inc.,
               Class A* ...............................          29,750
      3,837  Qwest Communications
               International, Inc. ....................         122,285
      7,700  SBC Communications, Inc. .................         308,462
      2,000  Sprint Corp. .............................          42,720
      2,100  Sprint Corp. PCS* ........................          50,715
      6,203  Verizon Communications ...................         331,860
      6,650  WorldCom, Inc.* ..........................          94,430
                                                            -----------
                                                              1,409,323
                                                            ===========
UTILITIES -- 3.7%
      1,200  AES Corp. ................................          51,660
        300  Allegheny Energy, Inc. ...................          14,475
        350  Ameren Corp. .............................          14,945
        720  American Electric Power, Inc. ............          33,242
        700  Calpine Corp.* ...........................          26,460
        350  Cinergy Corp. ............................          12,233
        250  CMS Energy Corp. .........................           6,962
        500  Consolidated Edison, Inc. ................          19,900
        350  Constellation Energy Group, Inc. .........          14,910
        600  Dominion Resources, Inc. .................          36,078
        350  DTE Energy Co. ...........................          16,254
      1,800  Duke Energy Corp. ........................          70,218
        700  Dynegy, Inc. .............................          32,550
        650  Edison International, Inc. ...............           7,248
      1,192  El Paso Energy Corp. .....................          62,628
      1,700  Enron Corp. ..............................          83,300
        500  Entergy Corp. ............................          19,195
        762  Exelon Corp. .............................          48,859
        500  FirstEnergy Corp. ........................          16,080
        400  FPL Group, Inc. ..........................          24,084
        250  GPU, Inc. ................................           8,787
        300  Keyspan Corp. ............................          10,944




 SHARES FACE                                                   MARKET
    AMOUNT    COMPANY/DESCRIPTION                              VALUE
-----------------------------------------------------------------------
UTILITIES (CONTINUED)
        300  Kinder Morgan, Inc. ......................     $    15,075
        777  Mirant Corp.* ............................          26,729
        300  Niagra Mohawk Holdings, Inc. .............           5,307
        100  NICOR, Inc. ..............................           3,898
        500  NiSource, Inc. ...........................          13,665
        200  Oneok, Inc. ..............................           3,940
        100  Peoples Energy Corp. .....................           4,020
        850  PG&E Corp. ...............................           9,520
        150  Pinnacle West Capital Corp. ..............           7,110
        350  PPL Corp. ................................          19,250
        450  Progress Energy, Inc. ....................          20,214
        500  Public Service Enterprise
               Group, Inc. ............................          24,450
        650  Reliant Energy, Inc. .....................          20,937
        500  Sempra Energy Co. ........................          13,670
      1,500  Southern Co. .............................          34,875
        600  TXU Corp. ................................          28,914
      1,100  Williams Companies, Inc. .................          36,245
        782  Xcel Energy, Inc. ........................          22,248
                                                            -----------
                                                                941,079
                                                            ===========
     TOTAL COMMON STOCKS
     (COST $28,541,472) -- 100.4% .....................      25,522,292
                                                            ===========
     REPURCHASE AGREEMENT
     (COST $85,000) -- 0.3%
     $85,000 Northern Trust Co.,
               3.91%, due July 2, 2001 ................          85,000
                                                            ===========

     TOTAL INVESTMENTS
     (COST $28,626,472) -- 100.7% .....................      25,607,292

     Other liabilities less assets -- (0.7)% ..........        (186,704)
                                                            -----------
     TOTAL NET ASSETS -- 100.0%
             (equivalent to $8.42 per share;
             unlimited shares of $1.00 par value
             capital shares authorized;
             3,020,800 shares outstanding) ............     $25,420,588
                                                            ===========


ADR - American Depository Receipt

*Non-income producing security

See accompanying Notes to Financial Statements.



16                                                 UMB SCOUT FUNDS ANNUAL REPORT

[GRAPHIC]

OBJECTIVE:

The UMB Scout Regional Fund seeks long-term growth of capital and income by investing in smaller regional companies.

Please note that effective July 2, 2001, the UMB Scout Regional Fund changed its name to the UMB Scout Small Cap Fund and modified its investment objective and certain investment policies.

REGIONAL FUND(1)

The UMB Scout Regional Fund (the "Fund") had a very good year. We believe the Fund's strong return was the result of four factors. First of all, medium and small capitalization issues, in general, outperformed their large capitalization counterparts.

Second, of the Fund's four investment cornerstones of quality, growth, liquidity and valuation, quality and valuation played a critical role in the fiscal year ended June 30, 2001. As the financial viability of some startup technology companies and their accounting practices began to be questioned, investors changed their focus to companies with good balance sheets and strong cash flow generation.

Third, our continued focus on those issues which we expected to exhibit the best growth profile while still selling at attractive prices paid off. In the fiscal year ended June 30, 2001, we honed our holdings from 59 issues at the beginning of the year to 27 at year-end. Going forward, we will likely expand the number of holdings somewhat; however, we will continue to focus on those issues which we believe are "the best of the best."

Finally, the Fund's performance benefited from the takeover, at premium prices, of five of the companies in the portfolio. Four of those buyouts have been completed. These include Brenton Banks, Inc., Mallinckrodt, Inc., Harmon Industries, Inc. and Vicorp Restaurants, Inc. The fifth, the largest Pizza Hut franchisee, NPC International Inc., should be completed by summer's end.(2)

The UMB Scout Regional Fund closed its fiscal year ended June 30, 2001 at $10.79 per share and had a total return (price change and reinvested distributions) of 8.05% for the quarter and 33.77% for the fiscal year. The Fund's benchmarks, the Russell 2000 Index and the Lipper Small Co. Fund Index, registered returns of 14.29% and 14.76% for the quarter, and 0.57% and -12.90% for the fiscal year, respectively.

I want to personally thank you for your interest and investment in the UMB Scout Regional Fund. Your trust and support is of utmost importance to me and the staff working on your behalf.

DAVID R. BAGBY, CFA
Scout Investment Advisors, Inc.

HYPOTHETICAL GROWTH OF $10,000

UMB SCOUT REGIONAL FUND (UMBHX)
AS OF JUNE 30, 2001

[LINE GRAPH]

UMB Scout Regional Fund            $25,722
Russell 2000 Index(3)              $35,444
Lipper Small Co. Fund Index(3)     $34,792

(1) Due to the limited focus of this Fund, the UMB Scout Regional Fund is more susceptible to market volatility because smaller companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. Additionally, smaller company stocks tend to be sold less often and in smaller amounts than larger company stocks.

(2) Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its advisor or distributor.

(3) Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

    Performance returns for the UMB Scout Regional Fund, Russell 2000 Index and Lipper Small Co. Fund Index assume dividends were reinvested for the entire period.

    For illustrative purposes only; may not represent your returns.



JUNE 30, 2001                                                                 17

FUND DIVERSIFICATION

UMB SCOUT REGIONAL FUND (UMBHX)

[PIE CHART]

Cash & Equivalents............................. 36%
Industrials.................................... 23%
Consumer Discretion............................ 14%
Finance........................................ 10%
Info Technology................................  6%
Utilities......................................  5%
Miscellaneous..................................  4%
Health Care....................................  1%
Telecom Services...............................  1%
---------------------------------------------------

Based on total investments as of June 30, 2001.
Subject to change.

COMPARATIVE RATES OF RETURN

UMB SCOUT REGIONAL FUND (UMBHX)
AS OF JUNE 30, 2001


                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------------------------------------------------------------
UMB SCOUT REGIONAL FUND..........................    33.77%    8.35%    10.91%      9.91%
Russell 2000 Index(1)............................     0.57%    5.28%     9.60%     13.49%
Lipper Small Co. Fund Index(1)...................   -12.90%    6.29%     8.08%     13.28%
-------------------------------------------------------------------------------------------

    Returns for periods greater than one year are compound average annual rates of return.

    The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(1) Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

TOP TEN EQUITY HOLDINGS

UMB SCOUT REGIONAL FUND (UMBHX)


                                                       MARKET        PERCENT
                                                    VALUE (000'S)    OF TOTAL
-----------------------------------------------------------------------------
iShares Russell 2000 Growth ...................     $    1,720         4%
Layne Christensen Co. .........................          1,709         4%
Kansas City Power & Light Co. .................          1,350         3%
Belden, Inc. ..................................          1,118         3%
NPC International, Inc. .......................          1,091         3%
Clarcor, Inc. .................................          1,069         3%
Kellwood Co. ..................................          1,063         3%
Edwards (A.G.), Inc. ..........................          1,062         3%
Baldor Electric Co. ...........................          1,026         3%
Lawson Products, Inc. .........................          1,026         2%
-----------------------------------------------------------------------------
TOP TEN EQUITY HOLDINGS TOTAL..................     $   12,234        31%
-----------------------------------------------------------------------------

As of June 30, 2001, statement of assets. Subject to change.


HISTORICAL PER-SHARE RECORD

UMB SCOUT REGIONAL FUND (UMBHX)


                                                   INCOME &                       CUMULATIVE(2)
                                          NET     SHORT-TERM      LONG-TERM        VALUE PER
                                         ASSET      GAINS           GAINS          SHARE PLUS
                                         VALUE   DISTRIBUTION    DISTRIBUTION     DISTRIBUTIONS
------------------------------------------------------------------------------------------------
12/31/86 ............................   $ 10.00    $ 0.08        $     --          $ 10.08
12/31/87 ............................      9.87      0.63              --            10.58
12/31/88 ............................      8.67      0.72              --            10.10
12/31/89 ............................      8.32      0.60              --            10.36
12/31/90 ............................      7.61      0.64              --            10.28
12/31/91(3) .........................      8.30      0.29              --            11.26
12/31/92 ............................      9.09      0.12              --            12.17
12/31/93 ............................      9.49      0.14              --            12.70
12/31/94 ............................      9.20      0.20            0.15            12.77
12/31/95 ............................     10.11      0.33            0.57            14.57
12/31/96 ............................     10.43      0.23            0.69            15.81
12/31/97 ............................     11.89      0.26            0.63            18.16
12/31/98 ............................     10.46      0.24            0.74            17.71
12/31/99 ............................      9.87      0.16            0.56            17.84
12/31/00 ............................     11.59      0.17            0.23            19.97
06/30/01(4) .........................     10.79      0.84            1.07            21.07

(2) Does not assume any compounding of reinvested distributions.

(3) The Fund's objective changed in 1991.

(4) Six months only. Distributions typically occur in June and December. Table shows calendar year distributions and net asset values; may differ from fiscal year annual reports.

18                                                 UMB SCOUT FUNDS ANNUAL REPORT

STATEMENT OF NET ASSETS

JUNE 30, 2001

REGIONAL FUND



                                                                    MARKET
SHARES       COMPANY                                                VALUE
--------------------------------------------------------------------------
COMMON STOCKS -- 75.0%
CONSUMER DISCRETIONARY -- 16.6%
      22,600 Applebee's International, Inc. ...............    $     723,200
      46,000 Kellwood Co. .................................        1,062,600
      35,000 Lawson Products, Inc. ........................        1,025,500
      30,000 Lee Enterprises, Inc. ........................          990,000
     101,000 NPC International, Inc.* .....................        1,090,800
      22,600 Sonic Corp.* .................................          717,098
                                                               -------------
                                                                   5,609,198
                                                               =============
FINANCE -- 12.2%
      27,600 Commerce Bancshares, Inc. ....................        1,018,440
      23,600 Edwards (A.G.), Inc. .........................        1,062,000
      35,000 Old Republic International Corp. .............        1,015,000
      27,000 Reinsurance Group
               of America, Inc. ...........................        1,023,300
                                                               -------------
                                                                   4,118,740
                                                               =============
HEALTH CARE -- 0.6%
       4,000 Datascope Corp. ..............................          184,360
                                                               =============

INDUSTRIALS -- 27.5%
      48,000 Baldor Electric ..............................        1,025,760
      41,800 Belden, Inc. .................................        1,118,150
      70,000 BHA Group Holdings, Inc. .....................          955,500
      36,000 Butler Manufacturing Co. .....................          900,000
      39,800 Clarcor, Inc. ................................        1,068,630
     133,000 Isco, Inc. ...................................          997,500
      63,400 Kansas City Southern Industries ..............        1,001,720
     201,000 Layne Christensen Co.* .......................        1,708,500
      18,900 Littelfuse, Inc.* ............................          506,331
                                                               -------------
                                                                   9,282,091
                                                               =============
INFORMATION TECHNOLOGY -- 5.4%
      17,600 Anixter International, Inc.* .................          540,320
      44,500 Garmin Ltd.* .................................        1,016,825
       5,000 Zebra Technologies Corp., Class A* ...........          245,600
                                                               -------------
                                                                   1,802,745
                                                               =============
MISCELLANEOUS -- 5.1%
      27,000 iShares Russell 2000 Growth ..................        1,719,900
                                                               =============

TELECOMMUNICATION SERVICES -- 1.6%
      27,300 Lightbridge, Inc.* ...........................          529,620
                                                               =============

UTILITIES -- 6.0%
      33,200 Empire District Electric Co. .................          686,908
      55,000 Kansas City Power & Light Co. ................        1,350,250
                                                               -------------
                                                                   2,037,158
                                                               =============
TOTAL COMMON STOCK
(COST $21,170,767) -- 75.0% ..........................            25,283,812
                                                               =============



FACE                                                            MARKET
AMOUNT          DESCRIPTION                                     VALUE
--------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES -- 21.5%
$ 2,000,000     FHLB Discount Note,
                  due July 2, 2001 ...................     $   1,999,781
  1,250,000     FHLB Discount Note,
                  due July 5, 2001 ...................         1,249,493
  2,000,000     FHLMC Discount Note,
                  due July 3, 2001 ...................         1,999,567
  2,000,000     FNMA Discount Note,
                  due July 2, 2001 ...................         1,999,781
                                                           -------------
TOTAL U.S. GOVERNMENT AGENCIES
(COST $7,248,622) -- 21.5% ...........................         7,248,622
                                                           =============
SHORT-TERM CORPORATE NOTES -- 11.1%
  1,250,000     American Express Co.,
                  due July 3, 2001 ...................         1,249,736
  1,250,000     McDonald's Corp.,
                  due July 2, 2001 ...................         1,249,866
  1,250,000     Wal-Mart Stores, Inc.,
                  due July 3, 2001 ...................         1,249,734
                                                           -------------
TOTAL SHORT-TERM CORPORATE
NOTES (COST $3,749,336) -- 11.1% .....................         3,749,336
                                                           =============
REPURCHASE AGREEMENT
(COST $3,310,000) -- 9.8%
  3,310,000     Northern Trust Co.,
                  3.91%, due July 2, 2001 ............         3,310,000
                                                           =============

TOTAL INVESTMENTS
(COST $35,478,725) -- 117.4% .........................        39,591,770

Other liabilities less assets -- (17.4)% .............        (5,865,456)
                                                           -------------

TOTAL NET ASSETS -- 100.0%
  (equivalent to $10.79 per share;
  10,000,000 shares of $1.00 par value
  capital shares authorized; 3,125,204
  shares outstanding) ................................     $  33,726,314
                                                           =============


*Non-income producing security

See accompanying Notes to Financial Statements.

JUNE 30, 2001                                                                 19

[GRAPHIC]

OBJECTIVE:

The UMB Scout WorldWide and WorldWide Select Funds seek long-term growth of capital and income by investing in a diversified portfolio of equity securities of established companies either located outside the U.S., or whose principal business is carried on outside the U.S.

WORLDWIDE FUND(1)
WORLDWIDE SELECT FUND(1)

In absolute terms, the year ended June 30, 2001 was a disappointment, but in relative terms it was a success. When measured by our benchmark, the Morgan Stanley Capital International EAFE Index, the market was down in all four quarters, though less so in the quarter ended June 30. In spite of the market's poor performance, the UMB Scout WorldWide Fund and the UMB Scout WorldWide Select Fund (the "Funds") managed to outperform their benchmark in three of the four quarters and even achieved a positive return in the June 30 quarter.

The driving force behind the world's financial markets was our Federal Reserve Bank. Early in 2000, the Fed started withdrawing the excess money it had put in the banking system as a precaution against a Y2K collapse. This money injection was a driver behind the mania for tech stocks in late 1999 and early 2000 and the withdrawal of this money from the banking system caused tech stocks to peak in March 2000. The Fed continued to drain money from the system until the end of 2000. In January 2001, the Fed reversed course and started putting money in the system.

The tech collapse led to a slowdown of the U.S. economy. Initially the European economies held up well, but our slowdown appears to have recently spread to Europe. Weakness of the Euro, which will be the official new European currency as of January 1, 2002, has made for higher inflation and is preventing the European monetary authorities from lowering interest rates to stimulate their economies.

We have been consistently underweighted in Japan since the Funds' inception. We have slowly raised our position because we think the Japanese economic situation is improving. Some of their companies are world-class competitors, and the weaker yen makes Japanese products, like autos, even more competitive.

While the collapse of technology has held the spotlight, some sectors of the market have done well. Having reduced some of our larger technology positions in the previous fiscal year and having a well-diversified portfolio kept technology and telecommunications from doing real damage to the Funds. As one might expect in a weak environment, health care and consumer non-durables did well, led by Elan Corp., Novo-Nordisk A.S. and Luxottica Group S.p.A. Bank stocks also did well, led by Royal Bank of Scotland. Takeovers of Biochem Pharma and Agribrands International helped our returns.(2)

The UMB Scout WorldWide Fund closed the quarter ended June 30, 2001 at $19.58 per share and had a total return (price change and reinvested distributions) of 2.75% for the quarter and -14.92% for the fiscal year. The UMB Scout WorldWide Select Fund closed the quarter ended June 30, 2001 at $9.77 per share and had a total return (price change and reinvested distributions) of 2.59% for the quarter and -17.27% for the fiscal year. The Funds' benchmark, the Morgan Stanley Capital International EAFE Index, posted returns of -0.87% for the quarter and -23.32% for the fiscal year.

JAMES L. MOFFETT, CFA
Scout Investment Advisors, Inc.


20                                                 UMB SCOUT FUNDS ANNUAL REPORT

(1) Along with the potential for higher returns, international investments carry some additional risks from currency fluctuations, economic and political factors, as well as differences in accounting.

(2) Portfolio composition will change due to ongoing management of the Funds. References to specific securities or sectors should not be construed as a recommendation by the Funds, their advisor or distributor.

HYPOTHETICAL GROWTH OF $10,000

UMB SCOUT WORLDWIDE FUND (UMBWX)
AS OF JUNE 30, 2001

[LINE GRAPH]

UMB Scout WorldWide Fund             $23,336
MSCI EAFE Index-U.S. Dollars(3)      $14,600

(3) Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

    Performance returns for the UMB WorldWide Fund and MSCI EAFE Index-U.S. Dollars assume dividends were reinvested for the entire period.

    For illustrative purposes only; may not represent your returns.

HYPOTHETICAL GROWTH OF $10,000

UMB SCOUT WORLDWIDE SELECT FUND (UWWSX)
AS OF JUNE 30, 2001

[LINE GRAPH]

UMB Scout WorldWide Select Fund         $9,968
MSCI EAFE Index-U.S. Dollars(3)         $9,074

(3) Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

    Performance returns for the UMB WorldWide Select Fund and MSCI EAFE Index-U.S. Dollars assume dividends were reinvested for the entire period.

    For illustrative purposes only; may not represent your returns.


FUND DIVERSIFICATION

UMB SCOUT WORLDWIDE FUND (UMBWX)
AS OF JUNE 30, 2001

[BAR GRAPH]


Based on total investments as of June 30, 2001. Subject to change.


FUND DIVERSIFICATION

UMB SCOUT WORLDWIDE SELECT FUND (UWWSX)
AS OF JUNE 30, 2001

[BAR GRAPH]

Based on total investments as of June 30, 2001. Subject to change.



JUNE 30, 2001                                                                 21

COMPARATIVE RATES OF RETURN

UMB Scout WorldWide Fund (UMBWX)
AS OF JUNE 30, 2001

                                                                        1 YEAR            3 YEARS          5 YEARS         INCEPTION
------------------------------------------------------------------------------------------------------------------------------------
UMB SCOUT WORLDWIDE FUND ...................................            -14.92%             4.05%           11.36%           11.49%
MSCI EAFE Index-U.S. Dollars(1) ............................            -23.32%            -0.95%            3.19%            4.98%
Lipper Global Fund Index(1) ................................            -17.39%             3.51%            8.89%            9.85%
Lipper International Fund Index(1) .........................            -22.21%             0.01%            5.52%            7.12%
------------------------------------------------------------------------------------------------------------------------------------

     Inception -- September 14, 1993.

     Returns for periods greater than one year are compound average annual rates of return.

     The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(1) Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

TOP TEN EQUITY HOLDINGS

UMB SCOUT WORLDWIDE FUND (UMBWX)

                                                                                                    MARKET                  PERCENT
                                                                                                 VALUE (000'S)              OF TOTAL
------------------------------------------------------------------------------------------------------------------------------------
Canon, Inc. ..................................................................                      $10,271                     3%
Elan Corp. ...................................................................                        9,760                     3%
Novo-Nordisk A.S. ............................................................                        7,178                     2%
Luxottica Group S.p.A. .......................................................                        6,256                     2%
Hitachi Ltd. .................................................................                        5,939                     2%
Siemens A.G. .................................................................                        5,539                     2%
Aventis ......................................................................                        5,488                     2%
KAO Corp. ....................................................................                        5,449                     2%
Coflexip .....................................................................                        5,301                     1%
Imperial Oil Ltd. ............................................................                        5,253                     1%
------------------------------------------------------------------------------------------------------------------------------------
TOP TEN EQUITY HOLDINGS TOTAL ................................................                      $66,434                    20%
------------------------------------------------------------------------------------------------------------------------------------

As of June 30, 2001, statement of assets. Subject to change.

HISTORICAL PER-SHARE RECORD

UMB SCOUT WORLDWIDE FUND (UMBWX)

                                                                                  INCOME &                             CUMULATIVE(2)
                                                                  NET            SHORT-TERM           LONG-TERM          VALUE PER
                                                                 ASSET             GAINS                GAINS            SHARE PLUS
                                                                 VALUE          DISTRIBUTION         DISTRIBUTION      DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------
12/31/93 ......................................                 $ 10.68            $ 0.03               $  --             $ 10.71
12/31/94 ......................................                   10.84              0.24                  --               11.11
12/31/95 ......................................                   12.08              0.30                 0.04              12.69
12/31/96 ......................................                   13.94              0.24                 0.10              14.89
12/31/97 ......................................                   16.02              0.31                 0.16              17.44
12/31/98 ......................................                   18.56              0.31                 0.02              20.31
12/31/99 ......................................                   23.77              0.45                 0.12              26.09
12/31/00 ......................................                   21.24              0.05                 0.56              24.17
06/30/01(3) ...................................                   19.58              0.17                  --               22.68
------------------------------------------------------------------------------------------------------------------------------------

(2)  Does not assume any compounding of reinvested distributions.

(3) Six months only. Distributions typically occur in June and December. Table shows calendar year distributions and net asset values; may differ from fiscal year annual reports.

22                                                 UMB SCOUT FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURN

UMB Scout WorldWide Select Fund (UWWSX)
AS OF JUNE 30, 2001

                                                                                      QUARTER           1 YEAR             INCEPTION
------------------------------------------------------------------------------------------------------------------------------------
UMB SCOUT WORLDWIDE SELECT FUND .....................................                  2.59%            -17.27%              -0.15%
MSCI EAFE Index-U.S. Dollars(1) .....................................                 -0.87%            -23.32%              -4.48%
Lipper Global Fund Index(1) .........................................                  3.22%            -17.39%               1.51%
Lipper International Fund Index(1) ..................................                  0.59%            -22.21%              -1.09%
------------------------------------------------------------------------------------------------------------------------------------

     Inception -- May 17, 1999.

     Returns for periods greater than one year are compound average annual rates of return.

     The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(1) Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

TOP TEN EQUITY HOLDINGS

UMB SCOUT WORLDWIDE SELECT FUND (UWWSX)

                                                                                                     MARKET                 PERCENT
                                                                                                  VALUE (000'S)             OF TOTAL
------------------------------------------------------------------------------------------------------------------------------------
Canon, Inc. ...................................................................                      $1,294                     4%
Elan Corp. ....................................................................                       1,235                     3%
Novo-Nordisk A.S. .............................................................                         906                     3%
Luxottica Group S.p.A. ........................................................                         789                     2%
Hitachi Ltd. ..................................................................                         752                     2%
Siemens A.G. ..................................................................                         703                     2%
Aventis .......................................................................                         695                     2%
KAO Corp. .....................................................................                         689                     2%
Coflexip ......................................................................                         671                     2%
Imperial Oil Ltd. .............................................................                         664                     2%
------------------------------------------------------------------------------------------------------------------------------------
TOP TEN EQUITY HOLDINGS TOTAL .................................................                      $8,398                    24%
------------------------------------------------------------------------------------------------------------------------------------

As of June 30, 2001, statement of assets. Subject to change.

HISTORICAL PER-SHARE RECORD

UMB SCOUT WORLDWIDE SELECT FUND (UWWSX)

                                                                                     INCOME &                          CUMULATIVE(2)
                                                                  NET               SHORT-TERM       LONG-TERM           VALUE PER
                                                                 ASSET                GAINS            GAINS            SHARE PLUS
                                                                 VALUE             DISTRIBUTION     DISTRIBUTION       DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------
12/31/99 ......................................                $   12.00             $   0.08          $  --             $   12.08
12/31/00 ......................................                    10.77                 0.08             --                 10.93
06/30/01(3) ...................................                     9.77                 0.06             --                  9.99
------------------------------------------------------------------------------------------------------------------------------------

(2)  Does not assume any compounding of reinvested distributions.

(3)  Six months only. Distributions typically occur in June and December.

     Table shows calendar year distributions and net asset values; may differ from fiscal year annual reports.

JUNE 30, 2001                                                                 23

STATEMENT OF NET ASSETS

JUNE 30, 2001

WORLDWIDE FUND

--------------------------------------------------------------------------------
                                                                        MARKET
  SHARES     COMPANY                                                    VALUE
--------------------------------------------------------------------------------
COMMON  STOCKS (ADR'S) -- 82.1%
ARGENTINA -- 0.8%
  182,000    Telecom Argentina S.A. ............................     $ 2,811,900
                                                                     ===========

AUSTRALIA -- 3.8%
   76,380    BHP Ltd. ..........................................       1,661,265
  800,000    Cable and Wireless Optus, Ltd.(1)* ................       1,508,054
  220,000    Coca-Cola Amatil Ltd. .............................       1,073,138
  306,471    Coca-Cola Amatil Ltd.(1) ..........................         747,452
  125,380    Coles Myer Ltd. ...................................       3,266,149
  266,000    Commonwealth Bank of Australia(1) .................       4,615,568
                                                                     -----------
                                                                      12,871,626
                                                                     ===========

AUSTRIA -- 1.2%
   47,000    OMV A.G.(1) .......................................       3,939,214
                                                                     ===========


BELGIUM -- 0.7%
   46,900    Solvay & Cie S.A., NPV(1)* ........................       2,322,765
                                                                     ===========


BRAZIL -- 1.7%
  190,600    Aracruz Celulosa S.A. .............................       3,564,220
   47,000    Telebras Brasileiras-Telebras .....................       2,197,250
                                                                     -----------
                                                                       5,761,470
                                                                     ===========

CANADA -- 6.9%
  146,300    BCE, Inc. .........................................       3,847,690
  110,800    Canadian Pacific Ltd. .............................       4,293,500
  204,000    Imperial Oil Ltd. .................................       5,253,000
   76,400    Magna International Inc., Class A .................       4,697,836
   96,735    Nortel Networks Corp. .............................         879,321
   71,000    Potash Corp. of Saskatchewan, Inc. ................       4,075,400
                                                                     -----------
                                                                      23,046,747
                                                                     ===========

CHILE -- 1.0%
   63,500    Embotelladora Andina S.A.
             De Chile ..........................................         855,980
  134,700    Sociedad Quimica Minera
             De Chile ..........................................       2,652,243
                                                                     -----------
                                                                       3,508,223
                                                                     ===========

DENMARK -- 2.1%
  159,500    Novo-Nordisk A.S. .................................       7,177,500
                                                                     ===========


FINLAND -- 1.6%
  230,050    Nokia Corp., Pfd. .................................       5,070,302
   48,700    Sonera Group PLC ..................................         379,860
                                                                     -----------
                                                                       5,450,162
                                                                     ===========

FRANCE -- 6.7%
  148,358    Alcatel Alsthom ...................................       3,076,945
   68,700    Aventis ...........................................       5,488,443
   54,540    Carrefour Supermarche S.A.(1) .....................       2,885,836
   79,000    Coflexip(1) .......................................       5,301,295
   76,000    Groupe Danone .....................................       2,078,600
   53,135    Total Fina Elf S.A. ...............................       3,730,077
                                                                     -----------
                                                                      22,561,196
                                                                     ===========
GERMANY -- 5.2%
   34,600    Dresdner Bank A.G. ................................     $ 1,575,871
   15,100    Dresdner Bank A.G.* ...............................         687,735
   53,000    Fresenius Medical Care A.G. .......................       1,253,450
  100,000    Fresenius Medical Care A.G. Pfd. ..................       1,675,000
   56,600    Henkel KGAA, Pfd.(1) ..............................       3,282,340
   12,500    SAP A.G. ..........................................         438,625
   20,820    SAP A.G.(1) .......................................       2,871,299
   89,500    Siemens A.G. ......................................       5,539,155
                                                                     -----------
                                                                      17,323,475
                                                                     ===========

HONG KONG -- 1.3%
1,058,320    CLP Holdings Ltd. .................................       4,437,007
                                                                     ===========


IRELAND -- 3.9%
  160,000    Elan Corp. Ltd.* ..................................       9,760,000
   60,500    Ryanair Holdings PLC* .............................       3,142,975
                                                                     -----------
                                                                      12,902,975
                                                                     ===========

ITALY -- 4.4%
   61,952    Benetton Group S.p.A. .............................       1,683,236
  391,000    Luxottica Group S.p.A. ............................       6,256,000
1,097,720    Parmalat Finanziaria S.p.A.(1) ....................       2,927,377
   42,800    Telecom Italia S.p.A. .............................       3,766,400
                                                                     -----------
                                                                      14,633,013
                                                                     ===========

JAPAN -- 15.1%
  249,300    Canon, Inc. .......................................      10,271,160
   81,700    Fuji Photo Film Ltd. ..............................       3,553,950
   60,000    Hitachi Ltd. ......................................       5,939,400
   67,700    Ito Yokado Ltd. ...................................       3,114,200
  219,200    KAO Corp.(1) ......................................       5,448,556
   45,000    Kyocera Corp. .....................................       4,009,050
  235,300    Minebea Ltd.(1) ...................................       1,548,975
  125,000    Pioneer Corp. .....................................       3,856,250
   56,000    Sony Corp. ........................................       3,684,800
   98,400    Takeda Chemical Industries(1) .....................       4,576,172
   64,600    Toyota Motor Corp. ................................       4,551,070
                                                                     -----------
                                                                      50,553,583
                                                                     ===========

NETHERLANDS -- 3.7%
  142,402    Aegon N.V. ........................................       4,044,217
   60,400    Akzo Nobel N.V. ...................................       2,571,832
  120,000    ASM Lithography Holding N.V.* .....................       2,670,000
   99,812    Koninklijke Ahold N.V. ............................       3,139,087
                                                                     -----------
                                                                      12,425,136
                                                                     ===========

NORWAY -- 1.5%
  114,055    Norsk Hydro A.S. ..................................       4,870,149
                                                                     ===========


PORTUGAL -- 1.3%
  627,360    Portugal Telecom S.A. .............................       4,335,058
                                                                     ===========


SINGAPORE -- 0.7%
   84,000    Flextronics International Ltd.* ...................       2,193,240
                                                                     ===========

24                                                 UMB SCOUT FUNDS ANNUAL REPORT

STATEMENT OF NET ASSETS

JUNE 30, 2001

WORLDWIDE FUND (Continued)

--------------------------------------------------------------------------------
                                                                       MARKET
  SHARES        COMPANY                                                VALUE
--------------------------------------------------------------------------------
SPAIN -- 1.6%
   183,000   Repsol S.A. ...................................        $  3,048,780
    63,187   Telefonica de Espana S.A. .....................           2,353,084
                                                                    ------------
                                                                       5,401,864
                                                                    ============

SWEDEN -- 2.7%
   162,900   Aktiebolaget Electrolux .......................           4,513,959
   276,000   Ericsson (L.M.) Telephone
                Company ....................................           1,495,920
   147,100   Svensak Cellulosa(1) ..........................           3,114,979
                                                                    ------------
                                                                       9,124,858
                                                                    ============

SWITZERLAND -- 3.7%
    27,752   ABB Ltd.(1)* ..................................             419,970
    60,100   Nestle S.A. ...................................           3,193,341
    70,626   Novartis A.G. .................................           2,553,130
   158,000   Serono S.A. ...................................           3,942,100
    69,000   STMicroelectronics NV .........................           2,346,000
                                                                    ------------
                                                                      12,454,541
                                                                    ============

TAIWAN -- 1.2%
   266,840   Taiwan Semiconductor
                Manufacturing Co. Ltd. .....................           4,053,300
                                                                    ============


UNITED  KINGDOM -- 8.4%
   402,806   Bass Public Ltd. Co. ..........................           4,370,445
    77,000   BP Amoco PLC ..................................           3,838,450
   159,772   Cadbury Schweppes Ltd. ........................           4,345,799
    82,800   Carlton Communications PLC ....................           1,995,480
   157,900   Imperial Chemical Industries PLC ..............           3,750,125
    43,506   Reuters Group PLC .............................           3,382,592
   171,950   Royal Bank of Scotland
                Group PLC(1) ...............................           3,792,090
   156,825   Royal Bank of Scotland
                Group PLC Add'l. Value(1)* .................             195,204
   110,200   Vodafone Group PLC ............................           2,462,970
                                                                    ------------
                                                                      28,133,155
                                                                    ============

UNITED STATES -- 0.9%
    82,400   AFLAC, Inc. ...................................           2,594,776
    16,000   Sprint Corp. ..................................             341,760
     8,000   Sprint Corp. PCS* .............................             193,200
                                                                    ------------
                                                                       3,129,736
                                                                    ============

TOTAL COMMON STOCKS (ADR'S)
(COST $261,807,283) -- 82.1% ...............................         275,421,893
                                                                    ============

--------------------------------------------------------------------------------
    FACE                                                               MARKET
   AMOUNT       DESCRIPTION                                             VALUE
--------------------------------------------------------------------------------
SHORT-TERM CORPORATE
NOTES  -- 8.1%
$3,000,000   3M, Inc., due July 19, 2001 ...................        $  2,994,255
 3,000,000   Coca-Cola Co., due July 6, 2001 ...............           2,998,383
 3,000,000   Deere & Company,
                due July 2, 2001 ...........................           2,999,680
 3,000,000   Dow Chemical Co.,
                due July 6, 2001 ...........................           2,998,379
 3,000,000   Gannett, Inc., due July 3, 2001 ...............           2,999,342
 3,000,000   Monsanto Co., due July 16, 2001 ...............           2,995,175
 3,000,000   Oneok, Inc., due July 20, 2001 ................           2,994,142
 3,000,000   Pfizer, Inc., due July 10, 2001 ...............           2,997,112
 3,000,000   Wal-Mart Stores, Inc.,
                due July 2, 2001 ...........................           2,999,677
                                                                    ------------

TOTAL SHORT-TERM CORPORATE NOTES
(COST $26,976,145) -- 8.1% .................................          26,976,145
                                                                    ============

REPURCHASE AGREEMENT
(COST $28,200,000) -- 8.4%
28,200,000   Northern Trust Co.,
                3.91%, due July 2, 2001 ....................          28,200,000
                                                                    ============


TOTAL INVESTMENTS
(COST $316,983,428) -- 98.6% ...............................         330,598,038

Other assets less liabilities -- 1.4% ......................           4,811,186
                                                                    ------------

TOTAL NET ASSETS -- 100.0%
   (equivalent to $19.58 per share;
   20,000,000 shares of $1.00 par value
   capital shares authorized;
   17,134,051 shares outstanding) ..........................        $335,409,224
                                                                    ============

ADR - American Depository Receipt

*  Non-income producing security

(1)  Non ADR

See accompanying Notes to Financial Statements.

JUNE 30, 2001                                                                 25

STATEMENT OF NET ASSETS

JUNE 30, 2001

WORLDWIDE SELECT FUND

--------------------------------------------------------------------------------
                                                                        MARKET
  SHARES       COMPANY                                                  VALUE
--------------------------------------------------------------------------------
COMMON  STOCKS (ADR'S) -- 98.2%
ARGENTINA -- 1.0%
    23,000   Telecom Argentina S.A. ............................      $  355,350
                                                                      ==========


AUSTRALIA -- 4.7%
     9,700   BHP Ltd. ..........................................         210,975
    97,000   Cable and Wireless Optus, Ltd.(1)* ................         182,851
    49,000   Coca-Cola Amatil Ltd. .............................         239,017
    19,951   Coca-Cola Amatil Ltd.(1) ..........................          48,659
    15,100   Coles Myer Ltd. ...................................         393,355
    33,500   Commonwealth Bank of Australia(1) .................         581,284
                                                                      ----------
                                                                       1,656,141
                                                                      ==========

AUSTRIA -- 1.4%
     6,000   OMV A.G.(1) .......................................         502,878
                                                                      ==========


BELGIUM -- 0.8%
     6,000   Solvay & Cie S.A., NPV(1)* ........................         297,156
                                                                      ==========


BRAZIL -- 2.1%
    24,000  Aracruz Celulosa S.A. ..............................         448,800
     6,000   Telebras Brasileiras-Telebras .....................         280,500
                                                                      ----------
                                                                         729,300
                                                                      ==========

CANADA -- 8.1%
    17,000   BCE, Inc. .........................................         447,100
    14,000   Canadian Pacific Ltd. .............................         542,500
    25,800   Imperial Oil Ltd. .................................         664,350
     9,670   Magna International, Inc., Class A ................         594,608
    12,123   Nortel Networks Corp. .............................         110,198
     9,000   Potash Corp. of Saskatchewan, Inc. ................         516,600
                                                                      ----------
                                                                       2,875,356
                                                                      ==========

CHILE -- 1.3%
     8,000   Embotelladora Andina S.A.
                De Chile .......................................         107,840
    17,000   Sociedad Quimica Minera
                De Chile .......................................         334,730
                                                                      ----------
                                                                         442,570
                                                                      ==========

DENMARK -- 2.6%
    20,125   Novo-Nordisk A.S. .................................         905,625
                                                                      ==========


FINLAND -- 2.0%
    29,050   Nokia Corp., Pfd. .................................         640,262
     6,200   Sonera Group PLC ..................................          48,360
                                                                      ----------
                                                                         688,622
                                                                      ==========

FRANCE -- 8.1%
    18,700   Alcatel Alsthom ...................................         387,838
     8,700   Aventis ...........................................         695,043
     6,960   Carrefour Supermarche S.A.(1) .....................         368,270
    10,000   Coflexip(1) .......................................         671,050
     9,600   Groupe Danone .....................................         262,560
     6,800   Total Fina Elf S.A. ...............................         477,360
                                                                      ----------
                                                                       2,862,121
                                                                      ==========

GERMANY -- 6.3%
     7,500   Dresdner Bank A.G. ................................      $  341,591
     1,400   Dresdner Bank A.G.(1)* ............................          63,766
     5,600   Fresenius Medical Care A.G. .......................         132,440
    12,000   Fresenius Medical Care A.G. Pfd. ..................         201,000
     7,200   Henkel KGAA, Pfd.(1) ..............................         417,541
     4,000   SAP A.G. ..........................................         140,360
     1,740   SAP A.G.(1) .......................................         239,964
    11,362   Siemens A.G. ......................................         703,194
                                                                      ----------
                                                                       2,239,856
                                                                      ==========

HONG KONG -- 1.5%
   129,960   CLP Holdings Ltd. .................................         544,857
                                                                      ==========


IRELAND -- 4.6%
    20,250   Elan Corp. Ltd.* ..................................       1,235,250
     7,700   Ryanair Holdings PLC* .............................         400,015
                                                                      ----------
                                                                       1,635,265
                                                                      ==========

ITALY -- 5.3%
     7,900   Benetton Group S.p.A. .............................         214,643
    49,300   Luxottica Group S.p.A. ............................         788,800
   145,340   Parmalat Finanziaria S.p.A.(1) ....................         387,590
     5,500   Telecom Italia S.p.A. .............................         484,000
                                                                      ----------
                                                                       1,875,033
                                                                      ==========

JAPAN -- 18.1%
    31,400   Canon, Inc. .......................................       1,293,680
     9,300   Fuji Photo Film Ltd. ..............................         404,550
     7,600   Hitachi Ltd. ......................................         752,324
     9,000   Ito Yokado Ltd. ...................................         414,000
    27,700   KAO Corp.(1) ......................................         688,526
     6,000   Kyocera Corp. .....................................         534,540
    32,800   Minebea Ltd.(1) ...................................         215,922
    15,800   Pioneer Corp. .....................................         487,430
     7,100   Sony Corp. ........................................         467,180
    12,500   Takeda Chemical Industries(1) .....................         581,323
     8,200   Toyota Motor Corp. ................................         577,690
                                                                      ----------
                                                                       6,417,165
                                                                      ==========

NETHERLANDS -- 4.4%
    17,933   Aegon N.V. ........................................         509,297
     7,700   Akzo Nobel N.V. ...................................         327,866
    14,000   ASM Lithography Holding N.V.* .....................         311,500
    12,582   Koninklijke Ahold N.V. ............................         395,704
                                                                      ----------
                                                                       1,544,367
                                                                      ==========

NORWAY -- 1.7%
    14,400   Norsk Hydro A.S. ..................................         614,880
                                                                      ==========


PORTUGAL -- 1.4%
    68,976   Portugal Telecom S.A. .............................         476,624
                                                                      ==========


SINGAPORE -- 0.8%
    10,600   Flextronics International Ltd.* ...................         276,766
                                                                      ==========

26                                                 UMB SCOUT FUNDS ANNUAL REPORT

STATEMENT OF NET ASSETS

JUNE 30, 2001

WORLDWIDE SELECT FUND (Continued)

--------------------------------------------------------------------------------
                                                                        MARKET
  SHARES       COMPANY                                                  VALUE
--------------------------------------------------------------------------------
SPAIN -- 1.9%
    23,100   Repsol S.A. ....................................        $   384,846
     7,998   Telefonica de Espana S.A. ......................            297,846
                                                                     -----------
                                                                         682,692
                                                                     ===========

SWEDEN -- 3.3%
    20,450   Aktiebolaget Electrolux ........................            566,670
    34,800   Ericsson (L.M.) Telephone
                Company .....................................            188,616
    18,600   Svensak Cellulosa(1) ...........................            393,872
                                                                     -----------
                                                                       1,149,158
                                                                     ===========

SWITZERLAND -- 4.3%
     7,600   Nestle S.A. ....................................            403,817
     8,900   Novartis A.G. ..................................            321,735
    20,000   Serono S.A. ....................................            499,000
     8,700   STMicroelectronics NV. .........................            295,800
                                                                     -----------
                                                                       1,520,352
                                                                     ===========

TAIWAN -- 1.4%
    33,600   Taiwan Semiconductor
                Manufacturing Co. Ltd. ......................            510,384
                                                                     ===========


UNITED KINGDOM -- 10.0%
    50,750   Bass Public Ltd. Co. ...........................            550,637
     9,700   BP Amoco PLC ...................................            483,545
    18,800   Cadbury Schweppes Ltd. .........................            511,360
    10,400   Carlton Communications  PLC ....................            250,640
    20,000   Imperial Chemical Industries PLC ...............            475,000
     5,600   Reuters Group PLC ..............................            435,400
    21,755   Royal Bank of Scotland
                Group PLC(1) ................................            479,773
    21,600   Royal Bank of Scotland
                Group PLC Add'l. Value(1)* ..................             26,886
    14,000   Vodafone Group PLC .............................            312,900
                                                                     -----------
                                                                       3,526,141
                                                                     ===========

UNITED STATES -- 1.1%
    10,400   AFLAC, Inc. ....................................            327,496
     3,100   Sprint Corp. ...................................             66,216
                                                                     -----------
                                                                         393,712
                                                                     ===========

TOTAL COMMON STOCKS (ADR'S)
(COST $39,904,611)-- 98.2% ..................................         34,722,371
                                                                     ===========

--------------------------------------------------------------------------------
    FACE                                                               MARKET
   AMOUNT       DESCRIPTION                                            VALUE
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT
[COST $660,000] -- 1.8%
$  660,000   Northern Trust Co.,
                3.91%, due July 2, 2001 ..................         $    660,000
                                                                   ============


TOTAL INVESTMENTS
[COST $40,564,611] -- 100.0% .............................           35,382,371

Other liabilities less assets -- 0.0% ....................              (10,178)
                                                                   ------------

TOTAL NET ASSETS -- 100.0%
   (equivalent to $9.77 per share;
   10,000,000 shares of $1.00 par value
   capital shares authorized;
   3,620,706 shares outstanding) .........................         $ 35,372,193
                                                                   ============

ADR - American Depository Receipt

* Non-income producing security

(1)  Non ADR

See accompanying Notes to Financial Statements.



JUNE 30, 2001                                                                 27

[GRAPHIC]

OBJECTIVE:

The UMB Scout Technology Fund seeks to provide long-term capital appreciation by investing principally in companies that develop, produce or distribute products and services related to technology.

TECHNOLOGY FUND(1)

The past 12 months have been extremely difficult for the technology sector. The slowdown in information technology spending has resulted in sector-wide revenue declines and earnings shortfalls. The decline in spending occurred so rapidly, and has continued for such an extended period, that many companies have not been able to cut expenses quickly enough to avoid losing money. In extreme cases, such as Lucent Technologies, the credit-worthiness of the company declined to the point where it became difficult to obtain additional financing.

In this environment, investors have been shifting to the relative safety of some of the larger market capitalization companies. The money flows to Microsoft and IBM have supported their stock prices during this down period and doubled their weighting within the technology universe. While Microsoft and IBM are two of our top holdings in the UMB Scout Technology Fund (the "Fund"), they are of much greater significance in our peer benchmark index, the S&P High-Tech Composite Index, and have hurt our relative performance.(2)

Fund performance was also negatively impacted by our exposure to the telecommunications equipment sector. We began 2001 expecting growth in this industry to be more stable than other areas within the technology sector that were then already seeing the effects of the spending slowdown. The excessive growth rates in this sector came to an abrupt halt when the telephone companies began experiencing their own liquidity crisis and ran out of money to buy new communications equipment. This caused a collapse in stock prices sending Cisco Systems, Inc. down over 70%, Nortel down over 90% and most other companies in the industry to similar declines early in 2001.(2)

After finishing the calendar year 2000 well ahead of the S&P High-Tech Composite Index, we were disappointed to lose ground in the first quarter of 2001. We were able to use the new money that has been coming into the Fund consistently since our inception to reposition the portfolio. This enabled us to once again outperform our peer benchmark in the second quarter and provided a strong finish to the first full fiscal year for the UMB Scout Technology Fund.

28                                                 UMB SCOUT FUNDS ANNUAL REPORT

Looking forward, we believe the sector is in the process of recovering. The recovery will take some time to work through and will be seen within some industries before others. There are still some risks remaining, for example, possible further slowing in Europe or a broader contraction of the U.S. economy which could cause U.S. consumer spending to decrease. However, we feel that as the technology sector stabilizes, growth rates will once again return to attractive levels. While growth probably won't return to the levels of the recent past, stock price performance should improve as growth resumes.

The UMB Scout Technology Fund closed the quarter ended June 30, 2001 at $4.38 per share and had a total return (price change and reinvested distributions) of 14.66% for the quarter and -56.55% for the fiscal year. The Fund's benchmark, the Nasdaq Composite Index, posted returns of 17.53% for the quarter and -45.37% for the fiscal year.

LARRY VALENCIA, CFA
CRAIG NOVORR
Scout Investment Advisors, Inc.

(1) Due to the limited focus of this Fund and the greater risk found in the volatile technology market, the UMB Scout Technology Fund is more susceptible to any economic, business or other developments that generally affect technology-related companies.

(2) Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as recommendations by the Fund, its advisor or distributor.

HYPOTHETICAL GROWTH OF $10,000

UMB SCOUT TECHNOLOGY FUND
AS OF JUNE 30, 2001

[LINE GRAPH]

UMB Scout Technology Fund              $4,380
Nasdaq Composite Index(3)              $5,614
S&P High-Tech Composite Index(3)       $5,069

(3) Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

     Performance returns for the UMB Scout Technology Fund, Nasdaq Composite Index and S&P High-Tech Composite Index assume dividends were reinvested for the entire period.

     For illustrative purposes only; may not represent your returns.

JUNE 30, 2001                                                                 29

FUND DIVERSIFICATION

UMB SCOUT TECHNOLOGY FUND

[PIE CHART]

Software .................................................................   27%
Semiconductor Equipment
   & Products ............................................................   22%
Cash & Equivalents .......................................................   17%
Computers & Peripherals ..................................................   17%
Communication Equipment ..................................................    6%
Commercial Services & Supplies ...........................................    3%
Biotechnology ............................................................    2%
Electronic Equipment .....................................................    2%
Health Care Equipment
   & Supplies ............................................................    2%
Internet Software & Services .............................................    2%
--------------------------------------------------------------------------------

Based on total investments as of June 30, 2001.
Subject to change.

COMPARATIVE RATES OF RETURN

UMB SCOUT TECHNOLOGY FUND
AS OF JUNE 30, 2001

                                              MONTH   QUARTER  1 YEAR  INCEPTION
--------------------------------------------------------------------------------
UMB SCOUT TECHNOLOGY FUND .............       0.00%   14.66%  -56.55%   -50.70%
Nasdaq Composite Index(1) .............       2.44%   17.53%  -45.37%   -39.02%
S&P High-Tech Composite Index(1) ......       1.31%   12.22%  -48.51%   -44.13%
--------------------------------------------------------------------------------

     Inception - May 1, 2000.

     Returns for periods greater than one year are compound average annual rates of return.

     The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(1) Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.


TOP TEN EQUITY HOLDINGS

UMB SCOUT TECHNOLOGY FUND

--------------------------------------------------------------------------------
                                                           MARKET        PERCENT
                                                        VALUE (000'S)   OF TOTAL
--------------------------------------------------------------------------------
Microsoft Corp. ..................................         $  799          5%
International Business Machines Corp. ............            740          5%
Intel Corp. ......................................            696          5%
Emulex Corp. .....................................            408          3%
KLA-Tencor Corp. .................................            398          3%
Novellus Systems, Inc. ...........................            398          3%
Brocade Communications Systems, Inc. .............            396          3%
Dell Computer Corp. ..............................            357          2%
Siebel Systems, Inc. .............................            355          2%
National Semiconductor Corp. .....................            349          2%
--------------------------------------------------------------------------------
TOP TEN EQUITY HOLDINGS TOTAL ....................         $4,896         33%
--------------------------------------------------------------------------------

As of June 30, 2001, statement of assets. Subject to change.

HISTORICAL PER-SHARE RECORD

UMB SCOUT TECHNOLOGY FUND

                                     INCOME &                      CUMULATIVE(2)
                           NET      SHORT-TERM      LONG-TERM        VALUE PER
                          ASSET       GAINS           GAINS         SHARE PLUS
                          VALUE    DISTRIBUTION    DISTRIBUTION    DISTRIBUTIONS
--------------------------------------------------------------------------------
12/31/00 ...........     $   6.61    $    --         $    --         $   6.61
06/30/01(3) ........         4.38         --              --             4.38
--------------------------------------------------------------------------------

(2)  Does not assume any compounding of reinvested distributions.

(3)  Six months only. Distributions typically occur in June and December.

     Table shows calendar year distributions and net asset values; may differ from fiscal year annual reports.

30                                                 UMB SCOUT FUNDS ANNUAL REPORT

STATEMENT OF NET ASSETS

JUNE 30, 2001

TECHNOLOGY FUND

--------------------------------------------------------------------------------
                                                                        MARKET
  SHARES        COMPANY                                                 VALUE
--------------------------------------------------------------------------------
COMMON STOCKS -- 90.2%
HEALTH CARE -- 3.3%
BIOTECHNOLOGY -- 1.8%
     4,100   Amgen, Inc.* ....................................        $  248,788
                                                                      ==========

HEALTH CARE EQUIPMENT & SUPPLIES -- 1.5%
     4,500   Medtronic, Inc. .................................           207,045
                                                                      ==========


INDUSTRIALS -- 5.6%
COMMERCIAL SERVICES & SUPPLIES -- 3.5%
     4,200   First Data Corp. ................................           269,850
     5,400   Paychex, Inc. ...................................           216,000
                                                                      ----------
                                                                         485,850
                                                                      ==========

ELECTRICAL EQUIPMENT -- 2.1%
     6,900   Advanced Energy Industries, Inc.* ...............           284,763
                                                                      ==========


INFORMATION TECHNOLOGY -- 81.3%
COMMUNICATIONS EQUIPMENT -- 6.8%
    16,922   Cisco Systems, Inc.* ............................           307,980
     5,000   Comverse Technology, Inc.* ......................           288,100
     5,793   Qualcomm, Inc.* .................................           338,775
                                                                      ----------
                                                                         934,855
                                                                      ==========

COMPUTERS & PERIPHERALS -- 18.8%
     9,000   Brocade Communications
                Systems, Inc.* ...............................           395,910
    12,500   Compaq Computer Corp. ...........................           193,625
    13,650   Dell Computer Corp.* ............................           356,948
     7,218   EMC Corp.* ......................................           209,683
    10,100   Emulex Corp.* ...................................           408,040
     6,547   International Business
                Machines Corp. ...............................           739,811
    16,807   Sun Microsystems, Inc.* .........................           264,206
                                                                      ----------
                                                                       2,568,223
                                                                      ==========

INTERNET SOFTWARE & SERVICES -- 2.3%
     6,200   Check Point Software
                Technologies Ltd.* ...........................           313,534
                                                                      ==========

SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 24.2%
     7,070   Applied Materials, Inc.* ........................           347,137
    23,800   Intel Corp. .....................................           696,150
     6,800   KLA-Tencor Corp.* ...............................           397,596
     7,300   Linear Technology Corp. .........................           322,806
     4,100   Maxim Integrated Products, Inc.* ................           181,261
     4,100   Micron Technology, Inc.* ........................           168,510
    12,000   National Semiconductor Corp.* ...................           349,440
     7,000   Novellus Systems, Inc.* .........................           397,530
     8,200   Texas Instruments, Inc. .........................           258,300
     4,470   Xilinx, Inc.* ...................................           184,343
                                                                      ----------
                                                                       3,303,073
                                                                      ==========

--------------------------------------------------------------------------------
SHARES/FACE                                                            MARKET
   AMOUNT          COMPANY/DESCRIPTION                                 VALUE
--------------------------------------------------------------------------------
SOFTWARE -- 29.2%
     8,400   BEA Systems, Inc.* ..........................         $    257,964
     7,700   Citrix Systems, Inc.* .......................              268,730
     5,900   Electronic Arts, Inc.* ......................              341,610
    16,000   I2 Technologies, Inc.* ......................              316,800
     7,900   Intuit, Inc.* ...............................              315,921
     5,600   Mercury Interactive Corp.* ..................              335,440
    10,940   Microsoft Corp.* ............................              798,620
    17,200   Oracle Corp.* ...............................              326,800
     7,080   PeopleSoft, Inc.* ...........................              348,548
     7,578   Siebel Systems, Inc.* .......................              355,408
     5,000   Veritas Software Corp.* .....................              332,650
                                                                   ------------
                                                                      3,998,491
                                                                   ============

TOTAL COMMON STOCKS
(COST $12,900,218) -- 90.2% ..............................           12,344,622
                                                                   ============

GOVERNMENT SPONSORED AGENCIES
(COST $899,901) -- 6.6%
$  900,000   FNMA Discount Note,
                due July 2, 2001 .........................              899,901
                                                                   ============

REPURCHASE AGREEMENT
(COST $1,680,000) -- 12.3%
 1,680,000   Northern Trust Co.,
                3.91%, due July 2, 2001 ..................            1,680,000
                                                                   ============


TOTAL INVESTMENTS
(COST $15,480,119) -- 109.1% .............................           14,924,523

Other liabilities less assets-- (9.1)% ...................           (1,247,341)
                                                                   ------------

TOTAL NET ASSETS-- 100.0%
   (equivalent to $4.38 per share;
   unlimited shares of $1.00 par value
   capital shares authorized;
   3,121,092 shares outstanding) .........................         $ 13,677,182
                                                                   ============


*    Non-income producing security

See accompanying Notes to Financial Statements.

JUNE 30, 2001                                                                 31

[GRAPHIC]

OBJECTIVE:

The UMB Scout Capital Preservation Fund seeks long-term capital growth by investing in a diversified portfolio of equity securities.

Please note that effective July 2, 2001, the UMB Scout Capital Preservation Fund changed its name to the UMB Scout Energy Fund and modified certain investment policies.

CAPITAL PRESERVATION FUND(1)

During the first half of 2001 the UMB Scout Capital Preservation Fund (the "Fund") maintained an overweighting in energy and energy-related issues. Various components of the underlying energy sector were extremely volatile. In particular, natural gas and refined products were affected by severe winter conditions and regulatory constraints. The Fund worked to mitigate the extreme effects of price volatility throughout the first half of 2001. Early in the year our overweighting of the refiners and integrated oils, plus the underweighting of the natural gas producers generated a large positive correlation with our benchmark by fiscal year end.

With energy reserves substantially rebuilt and prices falling to more reasonable levels, the possibility of an immediate crisis seems remote to us. However, the industry is not without problems. Foremost, in our opinion, is the instability in the Mideast. Any armed conflict in that area would surely disrupt petroleum supplies. We also believe that over the last decade, the United States government has done little to promote oil or gas production.

The UMB Scout Capital Preservation Fund closed the quarter ended June 30, 2001 at $9.57 per share and had a total return (price change and reinvested distributions) of 0.52% for the quarter and 4.64% for the year ended June 30, 2001. The Fund's benchmark, the S&P 500 Index posted returns of 5.85% for the quarter and -14.83% for the year ended June 30, 2001.

DAVID R. BAGBY, CFA
Scout Investment Advisors, Inc.

(1) The Fund has invested a substantial portion of its assets in energy and energy-related companies and thus is more susceptible to any economic, business or other developments that affect those types of companies.

[LINE GRAPH]

HYPOTHETICAL GROWTH OF $10,000

UMB SCOUT CAPITAL PRESERVATION FUND
AS OF JUNE 30, 2001

UMB Scout Capital Preservation Fund             $10,529
S&P 500 Index(2)                                $12,359
Goldman Sachs Commodity Index(2)                $12,330


(2) Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

     Performance returns for the UMB Scout Capital Preservation Fund, S&P 500 Index and Goldman Sachs Commodity Index assume dividends were reinvested for the entire period.

     For illustrative purposes only; may not represent your returns.

32                                                 UMB SCOUT FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURN

UMB SCOUT CAPITAL PRESERVATION FUND
AS OF JUNE 30, 2001

                                            QUARTER  1 YEAR   3 YEARS  INCEPTION
--------------------------------------------------------------------------------
UMB SCOUT CAPITAL PRESERVATION FUND ...      0.52%    4.64%     2.63%    1.55%
S&P 500 Index(1) ......................      5.85%  -14.83%     3.89%    6.53%
Goldman Sachs Commodity Index(1) ......     -5.04%   -4.03%    12.22%    6.45%
--------------------------------------------------------------------------------

     Inception - February 23, 1998.

     Returns for periods greater than one year are compound average annual rates of return.

     The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(1) Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

TOP TEN EQUITY HOLDINGS

UMB SCOUT CAPITAL PRESERVATION FUND

--------------------------------------------------------------------------------
                                                           MARKET        PERCENT
                                                        VALUE (000'S)   OF TOTAL
--------------------------------------------------------------------------------
BP Amoco PLC, Sponsored ADR .....................           $ 55            4%
Chevron Corp. ...................................             54            4%
Schlumberger Ltd. ...............................             53            4%
ExxonMobil Corp. ................................             52            3%
Texaco, Inc. ....................................             40            3%
Royal Dutch Petroleum Co. .......................             35            3%
Imperial Oil Ltd. ...............................             33            3%
Kerr-McGee Corp. ................................             33            3%
Williams Companies, Inc. ........................             33            3%
Enron Corp. .....................................             29            2%
--------------------------------------------------------------------------------
TOP TEN EQUITY HOLDINGS TOTAL ...................           $417           32%
--------------------------------------------------------------------------------

As of June 30, 2001, statement of assets. Subject to change.

HISTORICAL PER-SHARE RECORD

UMB SCOUT CAPITAL PRESERVATION FUND

                                     INCOME &                      CUMULATIVE(2)
                           NET      SHORT-TERM      LONG-TERM        VALUE PER
                          ASSET       GAINS          GAINS          SHARE PLUS
                          VALUE    DISTRIBUTION   DISTRIBUTION     DISTRIBUTIONS
--------------------------------------------------------------------------------
12/31/98 ...........    $   8.91     $   0.13       $    --          $    9.04
12/31/99 ...........        9.59         0.24            --               9.96
12/31/00 ...........        9.89         0.27            --              10.53
06/30/01(3) ........        9.57         0.12          0.16              10.49
--------------------------------------------------------------------------------

(2)  Does not assume any compounding of reinvested distributions.

(3)  Six months only. Distributions typically occur in June and December.

     Table shows calendar year distributions and net asset values; may differ from fiscal year annual reports.

[PIE CHART]

FUND DIVERSIFICATION

UMB SCOUT CAPITAL PRESERVATION FUND

Cash & Equivalents .......................................................   48%
Oil - Integrated International ...........................................   21%
Oil - Integrated Domestic ................................................   10%
Oil - Equipment & Services ...............................................    9%
Utilities ................................................................    6%
Oil - Exploration & Production ...........................................    4%
Materials ................................................................    2%
--------------------------------------------------------------------------------

Based on total investments as of June 30, 2001. Subject to change.

JUNE 30, 2001                                                                 33

STATEMENT OF NET ASSETS

JUNE 30, 2001

CAPITAL PRESERVATION FUND

-------------------------------------------------------------------------------
                                                                       MARKET
  SHARES       COMPANY                                                 VALUE
-------------------------------------------------------------------------------
COMMON STOCKS -- 51.7%
MATERIALS -- 1.3%
       800   BHP Ltd. .........................................    $     17,400
                                                                   ============


OIL -- EQUIPMENT & SERVICES -- 9.3%
       800   Baker Hughes, Inc. ...............................          26,800
       700   Halliburton Corp. ................................          24,920
       500   Noble Drilling Corp.* ............................          16,375
     1,000   Schlumberger Ltd. ................................          52,650
                                                                   ------------
                                                                        120,745
                                                                   ============

OIL -- EXPLORATION & PRODUCTION -- 4.3%
       200   Anadarko Petroleum Corp. .........................          10,806
       300   Apache Corp. .....................................          15,225
       200   Burlington Resources Inc. ........................           7,990
       100   Devon Energy Corp. ...............................           5,250
       600   St. Mary Land & Exploration Co. ..................          14,016
       100   Swift Energy Company* ............................           3,013
                                                                   ------------
                                                                         56,300
                                                                   ============

OIL -- INTEGRATED DOMESTIC -- 9.7%
       500   Conoco, Inc., Class B ............................          14,450
       500   Kerr-McGee Corp. .................................          33,135
       500   Occidental Petroleum Corp. .......................          13,295
       500   Phillips Petroleum Co. ...........................          28,500
       500   Tosco Corp. ......................................          22,025
       200   Ultramar Diamond
                Shamrock Corp. ................................           9,450
       200   USX-Marathon Group ...............................           5,902
                                                                   ------------
                                                                        126,757
                                                                   ============

OIL -- INTEGRATED INTERNATIONAL -- 20.8%
     1,100   BP Amoco PLC, Sponsored ADR ......................          54,835
       600   Chevron Corp. ....................................          54,300
       600   ExxonMobil Corp. .................................          52,410
     1,300   Imperial Oil Ltd. ................................          33,475
       600   Royal Dutch Petroleum Co. ........................          34,962
       600   Texaco, Inc. .....................................          39,960
                                                                   ------------
                                                                        269,942
                                                                   ============

TELECOMMUNICATION SERVICES -- 0.2%
       822   Williams Communications
                Group* ........................................           2,425
                                                                   ============


UTILITIES -- 6.1%
       100   El Paso Corporation ..............................           5,254
       600   Enron Corp. ......................................          29,400
     1,000   Southwestern Energy Company ......................          12,250
     1,000   Williams Companies, Inc. .........................          32,950
                                                                   ------------
                                                                         79,854
                                                                   ============

TOTAL COMMON STOCKS
(COST $689,760) -- 51.7% ......................................         673,423
                                                                   ============

-------------------------------------------------------------------------------
   FACE                                                                MARKET
  AMOUNT         DESCRIPTION                                           VALUE
-------------------------------------------------------------------------------
U.S. GOVERNMENT
AGENCIES -- 15.4%
$  100,000   FHLB Discount Note,
                due July 6, 2001 ..........................        $     99,949
   100,000   FNMA Discount   Note,
                due July 2, 2001 ..........................              99,989
                                                                   ------------

TOTAL U.S. GOVERNMENT AGENCIES
(COST $199,938) -- 15.4% ..................................             199,938
                                                                   ============

U.S. GOVERNMENT
SECURITIES -- 23.0%
   100,000   U.S. Treasury Bill,
                due July 12, 2001 .........................              99,903
   100,000   U.S. Treasury Bill,
                due August 9, 2001 ........................              99,641
   100,000   U.S. Treasury Bill,
                due September 13, 2001 ....................              99,295
                                                                   ------------


TOTAL U.S. GOVERNMENT SECURITIES
(COST $298,839) -- 23.0% ..................................             298,839
                                                                   ============

REPURCHASE AGREEMENT
(COST $130,000) -- 10.0%
   130,000   Northern Trust Co.,
                3.91%, due July 2, 2001 ...................             130,000
                                                                   ============

TOTAL INVESTMENTS
(COST $1,318,537) -- 100.1% ...............................           1,302,200

Other liabilities less assets -- (0.1)% ...................              (1,337)
                                                                   ------------

TOTAL NET ASSETS -- 100.0%
   (equivalent to $9.57 per share;
   10,000,000 shares of $1.00 par value
   capital shares authorized;
   135,929 shares outstanding) ............................        $  1,300,863
                                                                   ============

ADR - American Depository Receipt

* Non-income producing security

See accompanying Notes to Financial Statements.

34                                                 UMB SCOUT FUNDS ANNUAL REPORT

[GRAPHIC]

OBJECTIVE:

The UMB Scout Balanced Fund seeks to provide long-term growth of capital and high current income by investing in stocks and fixed-income securities.

BALANCED FUND

The past 12 months have been very trying for large capitalization equity investors. A major capital spending and investment bubble has been burst. The after-effects of this continue to reverberate through the economy and the markets, greatly reducing the visibility of earnings streams.

Meanwhile, fixed-income returns have been a welcome respite from the blood letting on Wall Street. The UMB Scout Balanced Fund's (the "Fund") fixed-income position, at approximately 40%, helped to reduce the negative impact of its stock position. During the first two quarters of the fiscal year, the Fund outperformed the Lipper Balanced Fund Index. The Fund then gave back performance in the third and fourth quarters, but outperformed its peer benchmark for the fiscal year, posting gains of 4.45% versus -1.05% for the Lipper Balanced Fund Index.

In our opinion, much of the equity markets' difficulties can be tied to monetary policy. After pouring money into the system in preparation for the Year 2000, the Federal Reserve Bank then began withdrawing money until the end of the calendar year. When companies reported enormous shortfalls in orders and business in late 2000, the Fed reversed course and began to pump money back into the economy early in 2001.

Under Greenspan, the Fed has reduced interest rates 2.75% in an unprecedentedly short time frame. Consumer interest payments are at a record high as a percentage of disposable income, while layoff announcements and unemployment are also rising. In our mind, the key question going forward is whether the Fed's monetary easing will be powerful enough to continue to support consumer confidence, along with consumer spending and the economy.

The technology share debacle had a negative effect on the Fund's performance, although we have been underweighted in that sector versus the S&P 500 Index. Less well-known is that health care, another major growth sector, has also suffered in


JUNE 30, 2001                                                                 35
performance, predominantly in the last six months, though far less in magnitude than technology. Our positions in consumer non-durables did well, with both Darden Restaurants, Inc. and TJX Companies, Inc. posting solid gains.(1) Industrials and materials positions also performed well across the board.

The Fund's bonds have a duration between that of the Lehman Brothers Government Credit Intermediate Index and the Lehman Aggregate Index. The quality is very high, as is liquidity. As we expect in a balanced portfolio, bonds helped raise the overall performance of the Fund and counter-balanced the growth-oriented equity positions.

JAMES A. REED II, CFA
Scout Investment Advisors, Inc.

(1) Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its advisor or distributor.

HYPOTHETICAL GROWTH OF $10,000

UMB SCOUT BALANCED FUND
AS OF JUNE 30, 2001


[LINE GRAPH]

UMB Scout Balanced Fund                $12,509
S&P 500 Index(2)                       $21,618
Lipper Balanced Fund Index(2)          $17,083

(2) Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

     Performance returns for the UMB Scout Balanced Fund, S&P 500 Index and Lipper Balanced Fund Index assume dividends were reinvested for the entire period.

     For illustrative purposes only; may not represent your returns.

36                                                 UMB SCOUT FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURN

UMB SCOUT BALANCED FUND
AS OF JUNE 30, 2001

                                     1 YEAR        3 YEARS   5 YEARS   INCEPTION
--------------------------------------------------------------------------------
UMB SCOUT BALANCED FUND ..........     4.45%        0.60%      3.90%      4.10%
S&P 500 Index(1) .................   -14.83%        3.89%     14.48%     14.86%
Lipper Balanced Fund Index(1) ....    -1.05%        4.85%     10.48%     10.10%
--------------------------------------------------------------------------------

     Inception - December 6, 1995.

     Returns for periods greater than one year are compound average annual rates of return.

     The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(1) Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

TOP TEN EQUITY HOLDINGS

UMB SCOUT BALANCED FUND

                                                           MARKET       PERCENT
                                                        VALUE (000'S)   OF TOTAL
--------------------------------------------------------------------------------
Lincoln National Corp. ..........................           $ 38            2%
Microsoft Corp. .................................             33            2%
Darden Restaurants, Inc. ........................             32            2%
Merck & Co., Inc. ...............................             32            2%
General Dynamics Corp. ..........................             31            2%
TJX Companies, Inc. .............................             31            2%
Air Products & Chemicals, Inc. ..................             30            2%
General Mills, Inc. .............................             30            2%
United Technologies Corp. .......................             29            2%
TECO Energy, Inc. ...............................             29            2%
--------------------------------------------------------------------------------
TOP TEN EQUITY HOLDINGS TOTAL ...................           $315           20%
--------------------------------------------------------------------------------

As of June 30, 2001, statement of assets. Subject to change.

HISTORICAL PER-SHARE RECORD

UMB SCOUT BALANCED FUND

                                      INCOME &                     CUMULATIVE(2)
                            NET      SHORT-TERM     LONG-TERM       VALUE PER
                           ASSET       GAINS          GAINS         SHARE PLUS
                           VALUE    DISTRIBUTION   DISTRIBUTION    DISTRIBUTIONS
--------------------------------------------------------------------------------
12/31/95 ...........      $ 10.02      $ 0.12         $  --          $  10.14

12/31/96 ...........        10.33        0.30            --             10.75

12/31/97 ...........        10.62        0.58          0.16             11.78

12/31/98 ...........        10.01        0.45          0.49             12.11

12/31/99 ...........         9.24        0.64          0.03             12.01

12/31/00 ...........         9.15        1.02            --             12.93

06/30/01(3) ........         8.66          --            --             12.44
--------------------------------------------------------------------------------

(2)  Does not assume any compounding of reinvested distributions.

(3)  Six months only. Distributions typically occur in June and December.

     Table shows calendar year distributions and net asset values; may differ from fiscal year annual reports.

FUND DIVERSIFICATION

UMB SCOUT BALANCED FUND

[PIE CHART]

Fixed Income .............................................................   37%
Info Technology ..........................................................   11%
Consumer Staples .........................................................    7%
Energy ...................................................................    7%
Finance ..................................................................    7%
Health Care ..............................................................    7%
Industrials ..............................................................    7%
Consumer Discretion ......................................................    6%
Cash & Equivalents .......................................................    3%
Materials ................................................................    3%
Utilities ................................................................    3%
Telecom Services .........................................................    2%
--------------------------------------------------------------------------------

Based on total investments as of June 30, 2001. Subject to change.

JUNE 30, 2001                                                                 37

STATEMENT OF NET ASSETS

JUNE 30, 2001

BALANCED FUND

--------------------------------------------------------------------------------
                                                                         MARKET
  SHARES         COMPANY                                                 VALUE
--------------------------------------------------------------------------------
COMMON STOCKS -- 59.1%
CONSUMER DISCRETIONARY -- 6.0%
     1,150   Darden Restaurants, Inc. ...........................       $ 32,085
       400   Home Depot, Inc. ...................................         18,620
       415   McDonald's Corp. ...................................         11,230
       970   TJX Companies, Inc. ................................         30,914
                                                                        --------
                                                                          92,849
                                                                        ========

CONSUMER STAPLES -- 7.1%
       675   General Mills, Inc. ................................         29,552
       425   Kimberly-Clark Corp. ...............................         23,758
       600   PepsiCo, Inc. ......................................         26,520
       350   Unilever N.V., ADR .................................         20,849
       300   Walgreen Co. .......................................         10,245
                                                                        --------
                                                                         110,924
                                                                        ========

ENERGY -- 6.9%
       475   BP Amoco PLC, Sponsored ADR ........................         23,679
       300   Kerr-McGee Corp. ...................................         19,881
       460   Noble Drilling Corp.* ..............................         15,065
       500   Shell Transport & Trading PLC ......................         25,170
       335   Total Fina Elf, S.A., Class B ......................         23,517
                                                                        --------
                                                                         107,312
                                                                        ========

FINANCE -- 6.6%
       260   American International Group, Inc. .................         22,360
       725   Lincoln National Corp. .............................         37,519
       300   Northern Trust Corp. ...............................         18,750
       500   Wells Fargo & Co. ..................................         23,215
                                                                        --------
                                                                         101,844
                                                                        ========

HEALTH CARE -- 6.7%
       185   Amgen, Inc.* .......................................         11,226
       115   Applera Corp.--
                Applied Biosystems Group ........................          3,076
       220   Bristol-Myers Squibb Co. ...........................         11,506
       500   Johnson & Johnson ..................................         25,000
       500   Merck & Co., Inc. ..................................         31,955
       550   Pfizer, Inc. .......................................         22,028
                                                                        --------
                                                                         104,791
                                                                        ========

INDUSTRIALS -- 6.7%
       150   Automatic Data Processing, Inc. ....................       $  7,455
       400   General Dynamics Corp. .............................         31,124
       275   Illinois Tool Works, Inc. ..........................         17,407
     1,000   Southwest Airlines Co. .............................         18,490
       400   United Technologies Corp. ..........................         29,304
                                                                        --------
                                                                         103,780
                                                                        ========

INFORMATION TECHNOLOGY -- 10.9%
       400   Applied Materials, Inc.* ...........................         19,640
       850   Dell Computer Corp.* ...............................         22,228
     1,000   Flextronics International, Ltd.* ...................         26,110
       300   Intel Corp. ........................................          8,775
       225   International Business
                Machines Corp. ..................................         25,425
       450   Microsoft Corp.* ...................................         32,850
       300   Nokia Corp. ADR, Class A ...........................          6,612
       925   Nortel Networks Corp. ..............................          8,408
       500   Oracle Corp.* ......................................          9,500
       660   Sun Microsystems, Inc.* ............................         10,375
                                                                        --------
                                                                         169,923
                                                                        ========

MATERIALS -- 2.9%
       660   Air Products & Chemicals, Inc. .....................         30,195
       600   Engelhard Corp. ....................................         15,474
                                                                        --------
                                                                          45,669
                                                                        ========

TELECOMMUNICATION SERVICES -- 2.3%
       235   SBC Communications, Inc. ...........................          9,414
       480   Verizon Communications .............................         25,680
                                                                        --------
                                                                          35,094
                                                                        ========

UTILITIES -- 3.0%
       480   Duke Energy Corp. ..................................         18,725
       935   TECO Energy, Inc. ..................................         28,518
                                                                        --------
                                                                          47,243
                                                                        ========

TOTAL COMMON STOCKS
(COST $938,098) -- 59.1% ........................................        919,429
                                                                        ========

38                                                 UMB SCOUT FUNDS ANNUAL REPORT

STATEMENT OF NET ASSETS

JUNE 30, 2001

BALANCED FUND (Continued)

--------------------------------------------------------------------------------
    FACE                                                                 MARKET
   AMOUNT       DESCRIPTION                                              VALUE
--------------------------------------------------------------------------------
CORPORATE BONDS -- 15.0%
$   50,000   PepsiCo, Inc.,
                5.75%, due January 2, 2003 ...................        $   50,639
    25,000   Southern New England Telephone,
                Medium Term Note,
                7.125%, due August 1, 2007 ...................            26,109
    50,000   Stanley Works,
                5.75%, due March 1, 2004 .....................            50,426
   100,000   V F Corp.,
                8.10%, due October 1, 2005 ...................           105,824
                                                                      ----------

TOTAL CORPORATE BONDS
(COST $225,716) -- 15.0% .....................................           232,998
                                                                      ==========

U.S. GOVERNMENT
AGENCIES -- 9.6%
    50,000   Federal Home Loan Bank,
                7.125%, due November 15, 2001 ................            50,606
    40,000   Federal National Mortgage
                Association,
                6.625%, due April 15, 2002 ...................            40,831
     6,108   Federal National Mortgage
                Association,
                7.00%, due February 1, 2003 ..................             6,236
    50,000   Federal Home Loan Mortgage Corp.,
                6.625%, due September 15, 2009 ...............            51,868
                                                                      ----------

TOTAL U.S. GOVERNMENT AGENCIES
(COST $147,356) -- 9.6% ......................................           149,541
                                                                      ==========

U.S. GOVERNMENT
SECURITIES -- 12.2%
    25,000   U.S. Treasury Note,
                6.375%, due April 30, 2002 ...................            25,519
   100,000   U.S. Treasury Note,
                6.625%, due May 15, 2007 .....................           107,464
   100,000   U.S. Treasury Strip,
                due August 15, 2011 ..........................            56,561
                                                                      ----------


TOTAL U.S. GOVERNMENT SECURITIES
(COST $188,117) -- 12.2% .....................................           189,544
                                                                      ==========
REPURCHASE AGREEMENT
(COST $50,000) -- 3.2%
$   50,000   Northern Trust Co.,
                3.91%, due July 2, 2001 ......................        $   50,000
                                                                      ==========


TOTAL INVESTMENTS
(COST $1,549,287) -- 99.1% ...................................         1,541,512

Other assets less liabilities -- 0.9% ........................            13,923
                                                                      ----------

TOTAL NET ASSETS -- 100.0%
   (equivalent to $8.66 per share;
   10,000,000 shares of $1.00 par value
   capital shares authorized;
   179,657 shares outstanding) ...............................        $1,555,435
                                                                      ==========

ADR - American Depository Receipt

*Non-income producing security

See accompanying Notes to Financial Statements.

JUNE 30, 2001                                                                 39

[GRAPHIC]

OBJECTIVE:

The UMB Scout Bond Fund seeks maximum current income consistent with quality and maturity standards by investing in a diversified portfolio of fixed-income obligations.

BOND FUND

In an attempt to ease concerns of an economic slowdown, the Federal Open Market Committee (FOMC) implemented an "easy money" campaign during the first half of 2001. The Federal Funds rate was lowered six times in as many months, with a total drop of 275 basis points (from 6.50% to 3.75%). The bond markets responded to the drops in a contrarian fashion, by pricing in a possible resurgence of inflation. While short-term rates dropped dramatically, long-term rates began to rise, causing a "re-steepening" of the yield curve which is indicative of mildly inflationary expectations.

While absolute returns were good, a number of factors inhibited our returns relative to our peer benchmark, the Lipper Intermediate Investment Grade Fund Index, for the six-month and one-year periods ended June 30, 2001. The primary drag on returns was an average maturity (duration) slightly shorter than our benchmark. Throughout the first half of the fiscal year, we felt it safer to heed the inflationary bias of the FOMC and considered the bond markets to be "ahead of themselves." Consequently, we expected the downward trend in long-term rates to reverse, and believed our "short" position would ultimately provide incremental relative returns. Unfortunately, the yield curve accurately forecasted what the FOMC could not, and an economic slowdown eventually unfolded, leading to the series of easings outlined in the first paragraph. We have since adjusted our duration to slightly longer than the benchmark, anticipating the economic softness to be slightly greater than the markets are currently anticipating.

Our bias toward higher quality assets also diminished returns slightly, as investors stampeded into higher-risk bonds, anticipating that the massive "easy money" campaign would be positive for low-rated corporate bonds. Our current belief that the economy may have another "down-leg" is a strong inspiration for avoiding the riskier corners of the corporate market.

The UMB Scout Bond Fund closed the fiscal year ended June 30, 2001 at $11.15 per share and had a total return (price change and reinvested distributions) of 0.26% for the quarter and 9.94% for the fiscal year. The Fund's benchmark, the Lehman Brothers Government/Credit Int., posted returns of 0.67% for the quarter and 11.04% for the fiscal year.

GEORGE W. ROOT
Scout Investment Advisors, Inc.

[LINE GRAPH]

HYPOTHETICAL GROWTH OF $10,000

UMB SCOUT BOND FUND (UMBBX)
AS OF JUNE 30, 2001

UMB Scout Bond Fund                           $18,558
Lehman Brothers Govt./Credit Int.(1)          $20,285


(1) Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

     Performance returns for the UMB Scout Bond Fund and Lehman Brothers Govt./Credit Intermediate Bond Index assume distributions were reinvested for the entire period.

     For illustrative purposes only; may not represent your returns.



40                                                 UMB SCOUT FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURN

UMB SCOUT BOND FUND (UMBBX)
AS OF JUNE 30, 2001

                                                           1 YEAR   3 YEARS  5 YEARS  10 YEARS
----------------------------------------------------------------------------------------------
UMB SCOUT BOND FUND ...................................     9.94%    5.49%    6.15%    6.38%
Lehman Brothers Govt./Credit Int.(1) ..................    11.04%    6.44%    7.01%    7.33%
Lipper Intermediate Inv. Grade Fund Index(1) ..........    10.90%    5.65%    6.90%    7.40%
----------------------------------------------------------------------------------------------

     Returns for periods greater than one year are compound average annual rates of return.

     The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(1) Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

HISTORICAL PER-SHARE RECORD

UMB SCOUT BOND FUND (UMBBX)

                                      INCOME &                     CUMULATIVE(2)
                           NET       SHORT-TERM      LONG-TERM       VALUE PER
                          ASSET        GAINS           GAINS         SHARE PLUS
                          VALUE     DISTRIBUTION    DISTRIBUTION   DISTRIBUTIONS
--------------------------------------------------------------------------------
12/31/82 ...........    $   10.05     $   0.03            --         $   10.08
12/31/83 ...........         9.59         0.94            --             10.56
12/31/84 ...........        10.37         0.45            --             11.79
12/31/85 ...........        10.94         0.98          0.02             13.36
12/31/86 ...........        11.37         0.83          0.03             14.64
12/31/87 ...........        10.42         1.25          0.01             14.95
12/31/88 ...........        10.19         0.81          0.03             15.56
12/31/89 ...........        10.50         0.82            --             16.69
12/31/90 ...........        10.54         0.79            --             17.51
12/31/91 ...........        11.19         0.71            --             18.88
12/31/92 ...........        11.20         0.71            --             19.60
12/31/93 ...........        11.44         0.64          0.04             20.51
12/31/94 ...........        10.46         0.63            --             20.17
12/31/95 ...........        11.26         0.63          0.01             21.60
12/31/96 ...........        11.02         0.62            --             21.98
12/31/97 ...........        11.17         0.63            --             22.76
12/31/98 ...........        11.33         0.62            --             23.54
12/31/99 ...........        10.74         0.61            --             23.56
12/31/00 ...........        11.09         0.61            --             24.52
06/30/01(3) ........        11.15         0.30            --             24.88
--------------------------------------------------------------------------------

(2)  Does not assume any compounding of reinvested distributions.

(3)  Six months only. Distributions typically occur in June and December.

     Table shows calendar year distributions and net asset values; may differ from fiscal year annual reports.

[LINE GRAPH]

TAXABLE YIELD CURVES

UMB SCOUT BOND FUND (UMBBX)
AS OF JUNE 30, 2001

Source: Scout Investment Advisors, Inc.


FUND DIVERSIFICATION

UMB SCOUT BOND FUND (UMBBX)

[PIE CHART]

Government & Agency ......................................................   62%
Corporate Bonds ..........................................................   36%
Short-Term ...............................................................    2%
--------------------------------------------------------------------------------

Based on total investments as of June 30, 2001.
Subject to change.

JUNE 30, 2001                                                                 41

STATEMENT OF NET ASSETS

JUNE 30, 2001

BOND FUND


    FACE                                                                                                                   MARKET
   AMOUNT       DESCRIPTION                                                                                                VALUE
------------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS -- 35.4%
$  500,000   Alabama Power Co., 5.49%, due November 1, 2005 .................................................            $   486,925
 1,000,000   Alabama Power Co., 6.25%, due September 30, 2010 ...............................................                955,817
   400,000   American Home Products, Inc., 5.875%, due March 15, 2004 .......................................                404,182
   500,000   Amoco Canada Petroleum Co., 7.25%, due December 1, 2002 ........................................                516,214
   500,000   Applied Materials, Inc., 6.75%, due October 15, 2007 ...........................................                506,285
   750,000   Atlantic Richfield Co., 5.55%, due April 15, 2003 ..............................................                760,647
   500,000   Baltimore Gas & Electric Co., 6.50%, due February 15, 2003 .....................................                511,720
   500,000   BellSouth Telecommunications, 6.25%, due May 15, 2003 ..........................................                511,338
   500,000   BellSouth Telecommunications, 6.375%, due June 15, 2004 ........................................                512,277
 1,000,000   Coca-Cola Co., 5.75%, due March 15, 2011 .......................................................                962,717
 1,000,000   Colgate-Palmolive, Inc., 5.34%, due March 27, 2006 .............................................                983,759
   500,000   Cooper Industries, Inc., 5.88%, due February 20, 2003 ..........................................                499,311
   500,000   Dow Chemical Co., 7.00%, due August 15, 2005 ...................................................                520,639
   500,000   Du Pont, (E.I.), De Nemours & Co., 6.75%, due October 15, 2002 .................................                513,156
   500,000   Engelhard Corp., 7.00%, due August 1, 2001 .....................................................                500,959
   500,000   General Mills, Inc., 5.98%, due July 9, 2001 ...................................................                500,077
   500,000   GTE South, Inc., 6.00%, due February 15, 2008 ..................................................                484,456
   500,000   GTE Southwest, Inc., 6.00%, due January 15, 2006 ...............................................                497,359
   500,000   Honeywell, Inc., 6.75%, due March 15, 2002 .....................................................                508,023
   500,000   International Business Machines Corp., 7.25%, due November 1, 2002 .............................                515,986
   200,000   International Business Machines Corp., 5.25%, due December 1, 2003 .............................                202,077
   500,000   Monongahela Power Co., 7.375%, due July 1, 2002 ................................................                515,244
 1,000,000   New York Telephone Co., 5.875%, due September 1, 2003 ..........................................              1,014,665
   465,000   Northern Trust Corp., 7.10%, due August 1, 2009 ................................................                479,479
   500,000   Oneok, Inc., 7.75%, due August 15, 2006 ........................................................                527,726
   500,000   Pacific Bell Telephone Co., 7.25%, due July 1, 2002 ............................................                513,423
   500,000   Pacificorp, 5.65%, due November 1, 2006 ........................................................                478,708
 1,000,000   Procter & Gamble, Inc., 5.25%, due September 15, 2003 ..........................................              1,008,222
   500,000   Sara Lee Corp., 6.45%, due September 26, 2005 ..................................................                506,128
 1,000,000   SBC Communications, Inc., 6.25%, due March 15, 2011 ............................................                970,347
   500,000   Southwestern Bell Telephone Co., 5.77%, due October 14, 2003 ...................................                505,749
   500,000   Stanley Works, 5.75%, due March 1, 2004 ........................................................                504,262
   500,000   Sysco Corporation, 7.00%, due May 1, 2006 ......................................................                522,618
   500,000   Target Corp., 5.50%, due April 1, 2007 .........................................................                485,553
 1,000,000   Target Corp., 6.35%, due January 15, 2011 ......................................................                989,810
   500,000   Texaco Capital, Inc., 8.24%, due October 15, 2001 ..............................................                506,008
   250,000   Texaco Capital, Inc., 5.70%, due December 1, 2008 ..............................................                241,543
   500,000   Texas Instruments, Inc., 7.00%, due August 15, 2004 ............................................                518,494
 1,000,000   Texas Instruments, Inc., 6.125%, due February 1, 2006 ..........................................                991,820
   500,000   Union Pacific Railroad Co., 7.01%, due June 1, 2004 ............................................                516,537
   500,000   United Tech Corp., 7.00%, due September 15, 2006 ...............................................                524,029
   500,000   Wisconsin Electric Power Co., 6.625%, due November 15, 2006 ....................................                511,017
                                                                                                                         -----------
TOTAL CORPORATE BONDS (COST $24,975,219)-- 35.4% ............................................................             24,685,306
                                                                                                                         ===========

42                                                 UMB SCOUT FUNDS ANNUAL REPORT

STATEMENT OF NET ASSETS

JUNE 30, 2001

BOND FUND (CONTINUED)


    FACE                                                                                                                    MARKET
   AMOUNT       DESCRIPTION                                                                                                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES-- 30.4%
$  500,000   Federal Farm Credit Bank, 6.70%, due October 11, 2006 ..........................................            $   525,580
   500,000   Federal Home Loan Bank, 5.65%, due March 3, 2003 ...............................................                508,892
 1,000,000   Federal Home Loan Bank, 6.875%, due August 15, 2005 ............................................              1,053,816
 1,000,000   Federal Home Loan Bank, 6.525%, due June 17, 2009 ..............................................              1,032,052
   500,000   Federal Home Loan Mortgage Corp., 5.25%, due January 15, 2006 ..................................                495,239
 1,000,000   Federal Home Loan Mortgage Corp., 6.75%, due May 30, 2006 ......................................              1,049,756
 2,000,000   Federal Home Loan Mortgage Corp., 5.75%, due March 15, 2009 ....................................              1,970,074
 2,500,000   Federal Home Loan Mortgage Corp., 6.625%, due September 15, 2009 ...............................              2,593,390
   500,000   Federal National Mortgage Association, 6.80%, due January 10, 2003 .............................                518,216
   290,273   Federal National Mortgage Association, 6.50%, due November 1, 2004 .............................                295,951
 1,000,000   Federal National Mortgage Association, 6.82%, due August 23, 2005 ..............................              1,052,307
   500,000   Federal National Mortgage Association, 5.875%, due February 14, 2006 ...........................                507,819
 1,500,000   Federal National Mortgage Association, 6.41%, due March 8, 2006 ................................              1,556,066
   500,000   Federal National Mortgage Association, 6.96%, due April 2, 2007 ................................                533,073
   500,000   Federal National Mortgage Association, 6.70%, due June 19, 2007 ................................                527,191
   500,000   Federal National Mortgage Association, 7.04%, due September 7, 2007 ............................                523,110
 2,000,000   Federal National Mortgage Association, 6.00%, due September 29, 2008 ...........................              1,968,402
 1,000,000   Federal National Mortgage Association, 6.01%, due November 13, 2008 ............................                985,657
   500,000   Federal National Mortgage Association, 6.11%, due December 4, 2008 .............................                493,206
   500,000   Private Export Funding Corp., 5.53%, due April 30, 2006 ........................................                499,870
   432,904   Small Business Administration, 7.46%, due March 1, 2010 ........................................                457,177
   500,000   Small Business Administration, 5.97%, due March 1, 2011 ........................................                502,370
 1,500,000   Small Business Administration, 6.44%, due June 1, 2021 .........................................              1,488,270
                                                                                                                         -----------
TOTAL U.S. GOVERNMENT AGENCIES (COST $20,094,476)-- 30.4% ...................................................             21,137,484
                                                                                                                         ===========


U.S. GOVERNMENT SECURITIES-- 22.3%
   250,000   U.S. Treasury Note, 6.25%, due February 28, 2002 ...............................................                254,123
 5,000,000   U.S. Treasury Note, 6.375%, due August 15, 2002 ................................................              5,132,325
 1,000,000   U.S. Treasury Note, 6.25%, due February 15, 2003 ...............................................              1,032,193
 1,000,000   U.S. Treasury Note, 6.00%, due August 15, 2004 .................................................              1,038,336
 2,250,000   U.S. Treasury Note, 6.50%, due May 15, 2005 ....................................................              2,379,618
   500,000   U.S. Treasury Note, 5.75%, due November 15, 2005 ...............................................                515,062
 1,000,000   U.S. Treasury Note, 6.25%, due February 15, 2007 ...............................................              1,054,762
 3,000,000   U.S. Treasury Note, 6.00%, due August 15, 2009 .................................................              3,120,735
 1,000,000   U.S. Treasury Note, 5.00%, due February 15, 2011 ...............................................                970,626
                                                                                                                         -----------
TOTAL U.S. GOVERNMENT SECURITIES (COST $15,078,437)-- 22.3% .................................................             15,497,780
                                                                                                                         ===========

                                                         Continued on next page.

JUNE 30, 2001                                                                 43

STATEMENT OF NET ASSETS

JUNE 30, 2001

BOND FUND (CONTINUED)


    FACE                                                                                                                    MARKET
   AMOUNT         DESCRIPTION                                                                                               VALUE
------------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT-SPONSORED ENTERPRISES -- 8.7%
$    3,032   Government National Mortgage Association, 8.00%, due February 20, 2002 ..........................           $     3,063
     5,794   Government National Mortgage Association, 8.50%, due February 20, 2002 ..........................                 5,877
     4,361   Government National Mortgage Association, 8.00%, due January 15, 2004 ...........................                 4,522
    54,733   Government National Mortgage Association, 9.50%, due April 15, 2005 .............................                57,615
    24,927   Government National Mortgage Association, 9.00%, due October 20, 2005 ...........................                25,981
    34,402   Government National Mortgage Association, 7.50%, due February 15, 2006 ..........................                35,684
    18,318   Government National Mortgage Association, 7.50%, due March 15, 2006 .............................                19,001
    40,271   Government National Mortgage Association, 8.00%, due June 20, 2006 ..............................                41,608
    33,064   Government National Mortgage Association, 8.50%, due July 15, 2006 ..............................                34,471
    16,849   Government National Mortgage Association, 8.00%, due August 15, 2006 ............................                17,613
    81,554   Government National Mortgage Association, 8.00%, due August 15, 2006 ............................                85,255
    72,708   Government National Mortgage Association, 7.50%, due August 20, 2006 ............................                75,248
    46,599   Government National Mortgage Association, 7.50%, due September 15, 2006 .........................                48,336
    32,988   Government National Mortgage Association, 7.50%, due April 15, 2007 .............................                34,234
    67,825   Government National Mortgage Association, 7.50%, due March 20, 2009 .............................                70,258
   227,614   Government National Mortgage Association, 6.00%, due May 15, 2009 ...............................               230,221
   138,555   Government National Mortgage Association, 7.00%, due May 15, 2009 ...............................               143,323
   296,980   Government National Mortgage Association, 6.00%, due April 15, 2011 .............................               298,211
   244,875   Government National Mortgage Association, 6.50%, due October 15, 2011 ...........................               249,597
   315,221   Government National Mortgage Association, 6.50%, due February 15, 2012 ..........................               320,646
   334,844   Government National Mortgage Association, 6.00%, due February 20, 2013 ..........................               333,012
   334,493   Government National Mortgage Association, 6.00%, due March 20, 2013 .............................               332,663
   361,331   Government National Mortgage Association, 6.00%, due August 15, 2013 ............................               361,386
   352,029   Government National Mortgage Association, 6.00%, due August 20, 2013 ............................               350,103
   384,007   Government National Mortgage Association, 6.00%, due December 20, 2013 ..........................               381,906
   387,567   Government National Mortgage Association, 6.00%, due January 20, 2014 ...........................               384,676
   389,626   Government National Mortgage Association, 6.00%, due February 15, 2014 ..........................               388,911
   382,631   Government National Mortgage Association, 6.00%, due February 20, 2014 ..........................               379,777
   378,673   Government National Mortgage Association, 6.00%, due May 15, 2014 ...............................               377,977
   464,065   Government National Mortgage Association, 7.00%, due August 20, 2015 ............................               473,432
   494,294   Government National Mortgage Association, 6.00%, due March 15, 2016 .............................               490,044
                                                                                                                         -----------

TOTAL GOVERNMENT-SPONSORED ENTERPRISES (COST $5,998,713)-- 8.7% ..............................................             6,054,651
                                                                                                                         ===========

REPURCHASE AGREEMENT (COST $1,200,000)-- 1.7%
 1,200,000   Northern Trust Co., 3.91%, due July 2, 2001 .....................................................             1,200,000
                                                                                                                         ===========

TOTAL INVESTMENTS (COST $67,346,845)-- 98.5% .................................................................            68,575,221

Other assets less liabilities -- 1.5% ........................................................................             1,049,332
                                                                                                                         -----------

TOTAL NET ASSETS-- 100.0%
        (equivalent to $11.15 per share; 10,000,000 shares of $1.00 par value
        capital shares authorized; 6,241,699 shares outstanding) .............................................           $69,624,553
                                                                                                                         ===========

See accompanying Notes to Financial Statements.

44                                                UMB SCOUT FUNDS ANNUAL REPORT

[GRAPHIC]

OBJECTIVE:

The UMB Scout Kansas Tax-Exempt Bond Fund seeks current income exempt from regular federal income tax and Kansas state personal income tax by investing in municipal bonds or debt instruments.

KANSAS TAX-EXEMPT BOND FUND(1)

The municipal market held its own during the second quarter of 2001 and continues to be an attractive investment for those individuals in the 28% federal tax bracket and higher.

The stock market has persisted in its roller coaster ride, complete with uncertain corporate mergers, acquisitions and continued earnings disappointments or surprises for corporate entities. This, combined with the Federal Open Market Committee's (FOMC) changing of the Federal Funds rate (short-term interest rate), has created a steady demand for municipal bonds.

Because investors are seeking a safe haven for their investment dollars, this flight to quality has increased demand for Kansas municipal bonds and made the issuance of bonds competitive and well-received by permanent investors.

The increased demand has kept the value of the bonds constant as well as the Net Asset Value (NAV) of the UMB Scout Kansas Tax-Exempt Bond Fund (the "Fund") which was $9.98 as of the fiscal year ended June 30, 2001. The Fund had a total return (price change and reinvested distributions) of 0.91% for the quarter and 7.59% for the fiscal year. The Fund's benchmark, the Lehman Brothers 3-Year Municipal Index, posted returns of 1.22% for the quarter and 7.75% for the fiscal year ended June 30, 2001.

M. KATHRYN GELLINGS
REX MATLACK, CFA
Scout Investment Advisors, Inc.

(1) Available only to residents of Kansas and Missouri.

HYPOTHETICAL GROWTH OF $10,000

UMB SCOUT KANSAS TAX-EXEMPT BOND FUND
AS OF JUNE 30, 2001


[LINE GRAPH]

UMB Scout Kansas Tax-Exempt Bond Fund          $11,433
Lehman Brothers 3-Year Municipal Index(2,3)    $11,734
Lehman Brothers 5-Year Municipal Index(2,3)    $11,831

(2) Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

(3) The Fund is changing its benchmark to the Lehman Brothers 3-Year Municipal Index to more accurately reflect the average maturity of the Fund's holdings.

    Performance returns for the UMB Scout Kansas Tax-Exempt Bond Fund, Lehman Brothers 3-Year Municipal Index and Lehman Brothers 5-Year Municipal Index assume distributions were reinvested for the entire period.

    For illustrative purposes only; may not represent your returns.


JUNE 30, 2001                                                                 45

FUND DIVERSIFICATION

UMB SCOUT KANSAS TAX-EXEMPT BOND FUND

[PIE CHART]

Kansas .............................................       100%
---------------------------------------------------------------

Based on total investments as of June 30, 2001.
Subject to change.

COMPARATIVE RATES OF RETURN

UMB SCOUT KANSAS TAX-EXEMPT BOND FUND
AS OF JUNE 30, 2001


                                                QUARTER  1 YEAR  3 YEARS INCEPTION
---------------------------------------------------------------------------------
UMB SCOUT KANSAS TAX-EXEMPT
  BOND FUND ..................................   0.91%    7.59%    4.35%   4.08%
Lehman Brothers 3-Year Municipal Index(1).....   1.22%    7.75%    5.03%   4.89%
Lehman Brothers 5-Year Municipal Index(1).....   0.98%    8.82%    5.25%   5.15%
--------------------------------------------------------------------------------

    Inception - February 23, 1998.

    Returns for periods greater than one year are compound average annual rates of return.

    The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(1) Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index. Investment income may be subject to federal alternative minimum tax, as well as certain state and local taxes. Capital gains are not exempt from federal income tax.

HISTORICAL PER-SHARE RECORD

UMB SCOUT KANSAS TAX-EXEMPT BOND FUND


                                            INCOME &                      CUMULATIVE(2)
                                   NET     SHORT-TERM       LONG-TERM       VALUE PER
                                   ASSET     GAINS            GAINS         SHARE PLUS
                                   VALUE   DISTRIBUTION    DISTRIBUTION   DISTRIBUTIONS
---------------------------------------------------------------------------------------
12/31/98 ...................     $ 10.01     $ 0.33           $  --         $ 10.34

12/31/99 ...................        9.68       0.40              --           10.40

12/31/00 ...................        9.87       0.41              --           11.01

06/30/01(3) ................        9.98       0.20              --           11.32
---------------------------------------------------------------------------------------

(2) Does not assume any compounding of reinvested distributions.

(3) Distributions typically occur in June and December.

    Table shows calendar year distributions and net asset values; may differ from fiscal year annual reports.




46                                                 UMB SCOUT FUNDS ANNUAL REPORT

STATEMENT OF NET ASSETS

JUNE 30, 2001

KANSAS TAX-EXEMPT BOND FUND


    FACE                                                                                                             MARKET
   AMOUNT       DESCRIPTION                                                                                           VALUE
------------------------------------------------------------------------------------------------------------------------------
KANSAS
$ 150,000 Barton County, Kansas, Series A, 4.75%, due September 1, 2011 .......................................    $   152,310
  100,000 City of Wichita, Kansas, 4.50%, due September 1, 2009 ...............................................        101,120
  150,000 Cloud County, Kansas, Unified School District 333, 5.10%, due September 1, 2004 .....................        154,337
   55,000 Concordia, Kansas, Water & Sewer Rev., 4.70%, due November 1, 2007 ..................................         56,020
   25,000 Derby, Kansas, G.O., Series A, 4.65%, due June 1, 2009 ..............................................         25,504
   50,000 Douglas County, Kansas, Unified School District 497, 4.50%, due September 1, 2002 ...................         50,116
  200,000 Douglas County, Kansas, Unified School District 497, Series A, 4.30%, due September 1, 2005 .........        204,962
   10,000 Ellsworth, Kansas, Public Building Rev., 4.50%, due June 1, 2005 ....................................          9,841
   20,000 Ellsworth, Kansas, Public Building Rev., 4.70%, due June 1, 2007 ....................................         19,536
   50,000 Finney County, Kansas, G.O., 4.30%, due December 1, 2011 ............................................         49,543
   50,000 Garden City, Kansas, 4.10%, due November 1, 2004 ....................................................         50,821
   50,000 Hays, Kansas, 4.40%, due September 1, 2010 ..........................................................         50,265
  100,000 Johnson County, Kansas, Park Facility, 4.90%, due September 1, 2009 .................................         96,922
  125,000 Johnson County, Kansas, Unified School District 229, Series B, 4.00%, due September 1, 2003 .........        127,194
  100,000 Johnson County, Kansas, Unified School District 229, Series A, 5.20%, due October 1, 2003 ...........        104,239
  100,000 Johnson County, Kansas, Unified School District 229, Series A, 5.50%, due October 1, 2005 ...........        104,331
   50,000 Johnson County, Kansas, Unified School District 229, Series A, 5.125%, due October 1, 2006 ..........         53,191
   25,000 Johnson County, Kansas, Unified School District 231, Refunding & Improvement, Series A, 5.25%,
             due October 1, 2002 ..............................................................................         25,727
  300,000 Johnson County, Kansas, Unified School District 231, Refunding & Improvement, Series A, 5.10%,
             due October 1, 2004 ..............................................................................        308,145
  100,000 Johnson County, Kansas, Unified School District 232, 5.00%, due March 1, 2005 .......................        104,855
  100,000 Johnson County, Kansas, Unified School District 512, 5.00%, due October 1, 2009 .....................        103,578
   50,000 Johnson County, Kansas, Unified School District 512, 4.95%, due October 1, 2009 .....................         51,953
  100,000 Johnson County, Kansas, Water District, 4.90%, due June 1, 2012 .....................................        102,840
    5,000 Junction City, Kansas, Water & Sewer Rev., Series A, 4.50%, due September 1, 2003 ...................          5,139
  200,000 Kansas State Dept. of Transportation, Highway Rev., 4.25%, due September 1, 2001 ....................        200,494
    5,000 Kansas State Dept. of Transportation, Highway Rev., 4.80%, due March 1, 2002 ........................          5,069
  200,000 Kansas State Dept. of Transportation, Highway Rev., 5.10%, due March 1, 2005 ........................        209,102
  100,000 Kansas State Dept. of Transportation, Highway Rev., variable rate, due September 1, 2020 ............        100,000
  100,000 Kansas State Dev. Finance Auth., Board of Regents Rev., 4.80%, due March 1, 2003 ....................         99,962
   50,000 Kansas State Dev. Finance Auth., Board of Regents Rev., 4.875%, due March 1, 2004 ...................         49,819
    5,000 Kansas State Dev. Finance Auth., Comprehensive Rehab Project Rev., 4.60%, due October 1, 2002 .......          5,072
   75,000 Lawrence, Kansas, 5.10%, due September 1, 2001 ......................................................         75,277
   30,000 Lawrence, Kansas, G.O., 4.35%, due September 1, 2002 ................................................         30,507
  150,000 Lawrence, Kansas, Series P, 5.20%, due September 1, 2002 ............................................        150,530
  275,000 Leawood, Kansas, Series A, 4.90%, due September 1, 2001 .............................................        275,954
    5,000 Leawood, Kansas, Series A, 5.00%, due September 1, 2002 .............................................          5,017
   50,000 Leawood, Kansas, 4.35%, due September 1, 2004 .......................................................         51,362
   35,000 Lenexa, Kansas, 5.00%, due September 1, 2005 ........................................................         36,805
  100,000 Lyons County, Kansas, Sales Tax Rev., 4.70%, due September 1, 2009 ..................................        102,737
  100,000 Miami County, Kansas, Unified School District 367, 4.35%, due September 1, 2005 .....................        102,984
  150,000 Overland Park, Kansas, Internal Improvements, 4.20%, due September 1, 2002 ..........................        150,351
    5,000 Overland Park, Kansas, Series B, 5.20%, due September 1, 2002 .......................................          5,019
  100,000 Prairie Village, Kansas, Series B, 5.10%, due September 1, 2005 .....................................        100,276
   80,000 Sabetha, Kansas, Electric Rev., 4.00%, due September 1, 2004 ........................................         80,730

                                                         Continued on next page.

JUNE 30, 2001                                                                 47

STATEMENT OF NET ASSETS
 JUNE 30, 2001

KANSAS TAX-EXEMPT BOND FUND (CONTINUED)


    FACE                                                                                                             MARKET
   AMOUNT       DESCRIPTION                                                                                           VALUE
------------------------------------------------------------------------------------------------------------------------------
KANSAS  (CONTINUED)
$ 155,000 Salina, Kansas, Water & Sewer, Series B, 4.05%, due October 1, 2001 .................................    $   155,479
   50,000 Salina, Kansas, Water & Sewer, Series B, 4.10%, due October 1, 2002 .................................         50,699
  100,000 Salina, Kansas, Water & Sewer, Series B, 4.40%, due October 1, 2008 .................................        101,294
  300,000 Sedgwick County, Kansas, Series A, 5.00%, due August 1, 2002 ........................................        300,504
  200,000 Sedgwick County, Kansas, Unified School District 263, 5.30%, due September 1, 2003 ..................        208,588
  340,000 Sedgwick County, Kansas, Unified School District 265, 5.40%, due October 1, 2005 ....................        360,454
   50,000 Sedgwick County, Kansas, Unified School District 265, 4.25%, due October 1, 2008 ....................         50,525
   50,000 Sedgwick County, Kansas, Unified School District 261, 4.10%, due November 1, 2009 ...................         49,998
  180,000 Shawnee County, Kansas, Series C, 5.30%, due September 1, 2001 ......................................        180,734
   35,000 Shawnee County, Kansas, Series D, 4.15%, due September 1, 2005 ......................................         35,668
   50,000 Shawnee County, Kansas, Unified School District 501, 4.30%, due February 1, 2005 ....................         50,961
   50,000 Shawnee County, Kansas, Unified School District 501, 4.00%, due August 1, 2006 ......................         50,710
  200,000 Shawnee, Kansas, Series A, 4.30%, due December 1, 2004 ..............................................        203,932
  100,000 Topeka, Kansas, Refunding & Improvement Rev., Series A, 4.30%, due August 15, 2005 ..................        102,457
    5,000 Topeka, Kansas, Series A, 5.25%, due August 15, 2011 ................................................          5,055
   70,000 Topeka, Kansas, Water Works Improvement & Rev., 4.30%, due August 1, 2007 ...........................         70,680
   30,000 Wellington, Kansas, Electric Water Works & Sewer Utility Rev., 4.60%, due May 1, 2007 ...............         30,909
   25,000 Winfield, Kansas, Electric Rev., 4.65%, due September 1, 2001 .......................................         25,075
  300,000 Wyandotte County, Kansas, Unified School District 204, 5.20%, due September 1, 2004 .................        312,708
   50,000 Wyandotte County, Kansas, Utility Service Revenue, 4.25%, due September 1, 2009 .....................         50,341
   35,000 Wyandotte County, Kansas, 4.80%, due September 1, 2007 ..............................................         36,590
                                                                                                                   -----------
TOTAL INVESTMENTS (COST $6,257,580) -- 97.3% ..................................................................      6,382,917
                                                                                                                   -----------

Other assets less liabilities -- 2.7% .........................................................................        174,659
                                                                                                                   -----------
TOTAL NET ASSETS -- 100.0%
        (equivalent to $9.98 per share; 10,000,000 shares of $1.00 par value
        capital shares authorized; 657,058 shares outstanding) ................................................    $ 6,557,576
                                                                                                                   ===========

See accompanying Notes to Financial Statements.

48                                                 UMB SCOUT FUNDS ANNUAL REPORT

[GRAPHIC]

OBJECTIVE:

The UMB Scout Money Market Fund seeks maximum income consistent with safety of principal and liquidity by investing in short-term debt obligations. The Fund offers shares of two separate Portfolios, Federal and Prime.

MONEY MARKET FUND

The Prime Portfolio of the UMB Scout Money Market Fund (the "Fund") finished the June 30, 2001 fiscal year with a 7-day yield of 3.40%. The Federal Portfolio of the Fund finished with a 7-day yield of 3.43%.

The Federal Open Market Committee (FOMC) switched to a weakening bias late in 2000, and followed with a series of easings to the Federal Funds rate throughout the first half of 2001 (the last half of our fiscal year). Overnight rates were dropped six times in six months, ultimately falling 275 basis points, from 6.50% to 3.75%. As outlined in our last message to shareholders, we anticipated these changes by lengthening the average life of the Portfolios to bolster yields as long as possible. Both the Prime and Federal Portfolios were moved to the 35-45 day maturity range, a move which helped bolster returns as overnight rates dropped precipitously.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

WILLIAM A. FAUST
Scout Investment Advisors, Inc.

FUND DIVERSIFICATION

UMB SCOUT MONEY MARKET FUND
PRIME PORTFOLIO (UMPXX)

[PIE CHART]

Commercial Paper ............................  90%
Government & Agency .........................  10%
--------------------------------------------------

Based on total investments as of June 30, 2001.
Subject to change.

FUND DIVERSIFICATION

UMB SCOUT MONEY MARKET FUND
FEDERAL PORTFOLIO (UMFXX)

[PIE CHART]

Agencies .................................... 100%
--------------------------------------------------

Based on total investments as of June 30, 2001.
Subject to change.





JUNE 30, 2001                                                                 49

STATEMENT OF NET ASSETS

JUNE 30, 2001

MONEY MARKET FUND



    FACE                                                                                                             MARKET
   AMOUNT       DESCRIPTION                                                                                           VALUE
-------------------------------------------------------------------------------------------------------------------------------
PRIME PORTFOLIO
SHORT-TERM CORPORATE NOTES-- 89.7%
$  10,000,000   Abbott Laboratories, Inc., 3.68%, due July 5, 2001 ............................................    $  9,995,911
   10,000,000   AIG Funding, 3.87%, due July 2, 2001 ..........................................................       9,998,925
   15,000,000   Aluminum Co. of America, 3.75%, due July 6, 2001 ..............................................      14,991,187
   25,000,000   American Express Credit Corp., 3.94%, due July 10, 2001 .......................................      24,975,375
    1,284,000   Amgen, Inc., 3.97%, due July 6, 2001 ..........................................................       1,283,292
    1,000,000   Becton Dickinson & Co., 3.91%, due July 12, 2001 ..............................................         998,805
    2,745,000   Becton Dickinson & Co., 3.73%, due July 24, 2001 ..............................................       2,738,458
   10,000,000   BellSouth Corp., 3.70%, due August 10, 2001 ...................................................       9,958,889
   15,000,000   California Pollution Control Rev. Auth, Ser 98A, 4.15%, due July 2, 2001 ......................      15,000,000
    9,740,000   Campbell Soup Co., 3.90%, due July 16, 2001 ...................................................       9,724,172
    7,400,000   Campbell Soup Co., 3.86%, due July 24, 2001 ...................................................       7,381,751
   25,000,000   Coca-Cola Company, 3.66%, due August 9, 2001 ..................................................      24,900,875
    3,300,000   Donnelly & Co. (R.R.), 3.80%, due July 16, 2001 ...............................................       3,294,775
    2,200,000   Donnelly & Co. (R.R.), 3.70%, due July 23, 2001 ...............................................       2,195,026
   14,500,000   Donnelly & Co. (R.R.), 3.68%, due August 6, 2001 ..............................................      14,446,640
    8,500,000   Dover Corp., 3.90%, due July 17, 2001 .........................................................       8,485,267
   12,000,000   Dover Corp., 3.78%, due July 18, 2001 .........................................................      11,978,580
    9,000,000   Dover Corp., 3.70%, due July 25, 2001 .........................................................       8,977,800
   10,000,000   Dover Corp., 3.72%, due August 1, 2001 ........................................................       9,967,966
   25,000,000   Dow Chemical Co., 3.92%, due July 9, 2001 .....................................................      24,978,222
   15,122,000   Dow Chemical Co., 3.88%, due July 13, 2001 ....................................................      15,102,442
    8,825,000   Du Pont (E.I.) De Nemours & Co., 3.87%, due July 17, 2001 .....................................       8,809,821
    5,000,000   Du Pont (E.I.) De Nemours & Co., 3.75%, due July 26, 2001 .....................................       4,986,979
    8,000,000   Duke Energy Co., 3.72%, due July 18, 2001 .....................................................       7,985,947
   10,000,000   Duke Energy Co., 3.73%, due July 19, 2001 .....................................................       9,981,350
   10,000,000   Duke Energy Co., 3.63%, due July 25, 2001 .....................................................       9,975,800
   10,000,000   Duke Energy Co., 3.63%, due July 26, 2001 .....................................................       9,974,792
    8,000,000   Eastman Kodak Co., 3.84%, due July 3, 2001 ....................................................       7,997,902
   11,750,000   Eastman Kodak Co., 3.90%, due July 31, 2001 ...................................................      11,711,813
   15,000,000   Eastman Kodak Co., 3.80%, due August 22, 2001 .................................................      14,917,667
    2,000,000   Emerson Electric Co., 3.83%, due July 20, 2001 ................................................       1,995,957
   10,000,000   Gannett, Inc., 3.95%, due July 5, 2001 ........................................................       9,995,611
   10,000,000   Gannett, Inc., 3.95%, due July 6, 2001 ........................................................       9,994,514
   15,000,000   Gannett, Inc., 3.95%, due July 17, 2001 .......................................................      14,973,667
   10,000,000   General Re Corp., 3.90%, due July 11, 2001 ....................................................       9,989,167
   20,000,000   General Re Corp., 3.90%, due July 13, 2001 ....................................................      19,974,000
   10,000,000   Halliburton Company, 3.92%, due July 12, 2001 .................................................       9,988,022
    8,000,000   Halliburton Company, 3.91%, due July 16, 2001 .................................................       7,986,967
    1,000,000   Hershey Co., 3.72%, due July 20, 2001 .........................................................         998,037
   10,000,000   Hershey Co., 3.68%, due July 23, 2001 .........................................................       9,977,511
   11,250,000   Hershey Co., 3.68%, due July 25, 2001 .........................................................      11,222,400
   15,000,000   Hershey Co., 3.67%, due July 26, 2001 .........................................................      14,961,771
    2,800,000   Hewlett-Packard Corp., 3.62%, due July 24, 2001 ...............................................       2,793,524
    3,600,000   Kimberly-Clark Corp., 3.94%, due July 9, 2001 .................................................       3,596,848
   15,000,000   Laclede Gas Co., 3.75%, due July 24, 2001 .....................................................      14,959,654
   20,000,000   May Department Stores Co., 3.87%, due July 27, 2001 ...........................................      19,943,378
    5,000,000   May Department Stores Co., 3.80%, due August 2, 2001 ..........................................       4,983,111
   15,000,000   Merck & Co., Inc., 3.93%, due July 5, 2001 ....................................................      14,993,450
   20,000,000   Merrill Lynch & Co., 3.89%, due July 12, 2001 .................................................      19,976,228
   10,000,000   Monsanto Co., 3.86%, due July 20, 2001 ........................................................       9,979,628
   12,500,000   Nike, Inc., 3.93%, due July 13, 2001 ..........................................................      12,483,625
    1,355,000   Nike, Inc., 3.79%, due August 10, 2001 ........................................................       1,349,294
    5,050,000   Nike, Inc., 3.80%, due August 17, 2001 ........................................................       5,024,946
   15,000,000   Nike, Inc., 3.78%, due August 20, 2001 ........................................................      14,921,250
    5,000,000   Nike, Inc., 3.66%, due August 31, 2001 ........................................................       4,968,992
    8,000,000   Oneok, Inc., 3.95%, due July 9, 2001 ..........................................................       7,992,978
   10,000,000   Oneok, Inc., 3.92%, due July 16, 2001 .........................................................       9,983,667

50                                                 UMB SCOUT FUNDS ANNUAL REPORT

STATEMENT OF NET ASSETS

JUNE 30, 2001

MONEY MARKET FUND (CONTINUED)


    FACE                                                                                                             MARKET
   AMOUNT       DESCRIPTION                                                                                           VALUE
-------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM CORPORATE NOTES (CONTINUED)
$  2,000,000    Oneok, Inc., 3.72%, due July 23, 2001 .........................................................    $  1,995,453
   2,000,000    Pfizer, Inc., 3.72%, due July 20, 2001 ........................................................       1,996,073
  10,000,000    Pfizer, Inc., 3.66%, due July 23, 2001 ........................................................       9,977,633
  10,000,000    Pfizer, Inc., 3.66%, due July 27, 2001 ........................................................       9,973,567
  26,169,000    SBC Communications, Inc., 3.70%, due July 2, 2001 .............................................      26,166,108
  10,000,000    SBC Communications, Inc., 3.71%, due July 19, 2001 ............................................       9,981,450
   1,500,000    SBC Communications, Inc., 3.72%, due July 20, 2001 ............................................       1,497,055
   1,073,000    Snap-On, Inc., 3.97%, due July 2, 2001 ........................................................       1,072,882
   2,761,000    Snap-On, Inc., 3.75%, due July 13, 2001 .......................................................       2,757,549
  10,000,000    Target Corp., 3.89%, due July 10, 2001 ........................................................       9,990,275
  10,000,000    Target Corp., 3.75%, due July 18, 2001 ........................................................       9,982,292
  10,000,000    Target Corp., 3.75%, due July 19, 2001 ........................................................       9,981,250
  10,000,000    Texaco, Inc., 3.71%, due July 20, 2001 ........................................................       9,980,419
  15,000,000    Texaco, Inc., 3.64%, due July 30, 2001 ........................................................      14,956,017
   7,000,000    Texaco, Inc., 3.80%, due August 3, 2001 .......................................................       6,975,617
   4,000,000    United Technologies, Inc., 3.86%, due July 31, 2001 ...........................................       3,987,133
   5,000,000    Verizon Global Funding Corp., 3.70%, due August 14, 2001 ......................................       4,977,389
  10,000,000    Wal-Mart, Inc., 3.70%, due July 30, 2001 ......................................................       9,970,194
   4,765,000    Walt Disney, Inc., 3.60%, due August 2, 2001 ..................................................       4,749,752
   2,650,000    Walt Disney, Inc., 3.60%, due August 7, 2001 ..................................................       2,640,195
  15,057,000    Wisconsin Energy Corp., 3.88%, due July 31, 2001 ..............................................      15,008,316
  12,300,000    Wisconsin Energy Corp., 3.80%, due August 13, 2001 ............................................      12,244,172
   3,000,000    Wisconsin Energy Corp., 3.60%, due August 16, 2001 ............................................       2,986,200
   2,000,000    Wisconsin Energy Corp., 3.60%, due August 20, 2001 ............................................       1,990,000
   2,200,000    Wisconsin Energy Corp., 3.60%, due August 24, 2001 ............................................       2,188,120
                                                                                                                   ------------
TOTAL SHORT-TERM CORPORATE NOTES (COST $775,749,737)-- 89.7% ..................................................     775,749,737
                                                                                                                   ============

U.S. GOVERNMENT AGENCIES -- 10.3%
   3,765,000    Federal Agricultural Mortgage Association, 3.66%, Discount Note, due August 28, 2001 ..........       3,742,799
     600,000    Federal Home Loan Bank, 3.87%, Discount Note, due July 6, 2001 ................................         599,678
  20,700,000    Federal Home Loan Bank, 3.83%, Discount Note, due July 11, 2001 ...............................      20,677,690
   1,000,000    Federal Home Loan Bank, 6.25%, Medium Term Note, due August 28, 2001 ..........................       1,001,058
   7,500,000    Federal Home Loan Bank, 4.70%, Medium Term Note, due April 16, 2002 ...........................       7,500,000
  15,000,000    Federal Home Loan Mortgage Corp., 3.73%, Discount Note, due July 3, 2001 ......................      14,996,733
     430,000    Federal Home Loan Mortgage Corp., 3.57%, Discount Note, due July 19, 2001 .....................         429,232
   8,850,000    Federal Home Loan Mortgage Corp., 3.72%, Discount Note, due August 16, 2001 ...................       8,807,933
  10,000,000    Federal Home Loan Mortgage Corp., 4.15%, Medium Term Note, due May 15, 2002 ...................      10,000,000
  12,500,000    Federal Home Loan Mortgage Corp., 4.25%, Medium Term Note, due May 29, 2002 ...................      12,497,495
   4,643,000    Federal National Mortgage Association, 3.66%, Discount Note, due August 6, 2001 ...............       4,626,007
   4,425,000    Federal National Mortgage Association, 3.65%, Discount Note, due August 13, 2001 ..............       4,405,708
                                                                                                                   ------------
TOTAL U.S. GOVERNMENT AGENCIES (COST $89,284,333) -- 10.3% ....................................................      89,284,333
                                                                                                                   ============

TOTAL INVESTMENTS (COST $865,034,070) -- 100.0% ...............................................................     865,034,070

Other liabilities less assets-- 0.0% ..........................................................................         (54,371)
                                                                                                                   ------------
TOTAL NET ASSETS -- 100.0%
        (equivalent to $1.00 per share; 1,500,000,000 shares of $0.01 par value
        capital shares authorized; 865,008,231 shares outstanding) ............................................    $864,979,699
                                                                                                                   ============

Valuation of securities is on the basis of amortized cost, which approximates market value.

See accompanying Notes to Financial Statements.          Continued on next page.

JUNE 30, 2001                                                                 51

STATEMENT OF NET ASSETS

JUNE 30, 2001

MONEY MARKET FUND (CONTINUED)


    FACE                                                                                                             MARKET
   AMOUNT       DESCRIPTION                                                                                           VALUE
-------------------------------------------------------------------------------------------------------------------------------
FEDERAL PORTFOLIO
U.S. GOVERNMENT AGENCIES-- 99.9%
$  2,060,000    Federal Agricultural Mortgage Association, 3.82%, Discount Note, due July 16, 2001 ............    $  2,056,721
   6,600,000    Federal Agricultural Mortgage Association, 3.70%, Discount Note, due July 18, 2001 ............       6,588,468
   3,200,000    Federal Agricultural Mortgage Association, 3.57%, Discount Note, due July 27, 2001 ............       3,191,749
   2,260,000    Federal Agricultural Mortgage Association, 3.66%, Discount Note, due August 22, 2001 ..........       2,248,052
   5,000,000    Federal Home Loan Bank, 3.69%, Discount Note, due July 2, 2001 ................................       4,999,487
  15,000,000    Federal Home Loan Bank, 3.92%, Discount Note, due July 5, 2001 ................................      14,993,467
   9,400,000    Federal Home Loan Bank, 3.87%, Discount Note, due July 6, 2001 ................................       9,394,948
   2,500,000    Federal Home Loan Bank, 6.045%, Medium Term Note, due July 9, 2001 ............................       2,499,887
  17,500,000    Federal Home Loan Bank, 3.83%, Discount Note, due July 11, 2001 ...............................      17,481,375
   5,175,000    Federal Home Loan Bank, 3.84%, Discount Note, due July 13, 2001 ...............................       5,168,366
   8,000,000    Federal Home Loan Bank, 3.81%, Discount Note, due July 16, 2001 ...............................       7,987,300
   1,000,000    Federal Home Loan Bank, 3.66%, Discount Note, due July 17, 2001 ...............................         998,373
   1,100,000    Federal Home Loan Bank, 3.88%, Discount Note, due July 18, 2001 ...............................       1,097,985
   2,959,000    Federal Home Loan Bank, 3.81%, Discount Note, due July 20, 2001 ...............................       2,953,058
   2,500,000    Federal Home Loan Bank, 3.81%, Discount Note, due July 23, 2001 ...............................       2,494,179
   1,555,000    Federal Home Loan Bank, 3.60%, Discount Note, due August 3, 2001 ..............................       1,549,868
   7,000,000    Federal Home Loan Bank, 5.875%, Medium Term Note, due August 15, 2001 .........................       6,996,825
   1,514,000    Federal Home Loan Bank, 3.70%, Discount Note, due August 17, 2001 .............................       1,506,687
     500,000    Federal Home Loan Bank, 5.45%, Medium Term Note, due September 4, 2001 ........................         499,459
   1,000,000    Federal Home Loan Bank, 5.875%, Medium Term Note, due September 17, 2001 ......................       1,004,569
   1,850,000    Federal Home Loan Bank, 5.56%, Medium Term Note, due September 24, 2001 .......................       1,848,133
   1,000,000    Federal Home Loan Bank, 4.875%, Medium Term Note, due January 22, 2002 ........................         995,360
   5,000,000    Federal Home Loan Bank, 4.70%, Medium Term Note, due April 16, 2002 ...........................       5,000,000
  25,000,000    Federal Home Loan Mortgage Corp., 3.91%, Discount Note, due July 3, 2001 ......................      24,994,570
  10,025,000    Federal Home Loan Mortgage Corp., 3.90%, Discount Note, due July 6, 2001 ......................      10,019,570
  10,000,000    Federal Home Loan Mortgage Corp., 3.83%, Discount Note, due July 10, 2001 .....................       9,990,425
   1,045,000    Federal Home Loan Mortgage Corp., 3.75%, Discount Note, due July 12, 2001 .....................       1,043,803
  14,385,000    Federal Home Loan Mortgage Corp., 3.83%, Discount Note, due July 17, 2001 .....................      14,360,904
   4,030,000    Federal Home Loan Mortgage Corp., 3.83%, Discount Note, due July 18, 2001 .....................       4,022,711
  11,712,000    Federal Home Loan Mortgage Corp., 3.84%, Discount Note, due July 19, 2001 .....................      11,690,817
   9,355,000    Federal Home Loan Mortgage Corp., 3.82%, Discount Note, due July 20, 2001 .....................       9,336,579
  23,172,000    Federal Home Loan Mortgage Corp., 3.68%, Discount Note, due July 24, 2001 .....................      23,118,913
   1,900,000    Federal Home Loan Mortgage Corp., 3.60%, Discount Note, due July 26, 2001 .....................       1,895,250
   5,400,000    Federal Home Loan Mortgage Corp., 3.78%, Discount Note, due July 31, 2001 .....................       5,383,393
  14,000,000    Federal Home Loan Mortgage Corp., 3.61%, Discount Note, due August 2, 2001 ....................      13,954,853
   3,600,000    Federal Home Loan Mortgage Corp., 3.66%, Discount Note, due August 3, 2001 ....................       3,587,922
  12,400,000    Federal Home Loan Mortgage Corp., 3.63%, Discount Note, due August 7, 2001 ....................      12,353,602



52                                                 UMB SCOUT FUNDS ANNUAL REPORT

STATEMENT OF NET ASSETS

JUNE 30, 2001

MONEY MARKET FUND (CONTINUED)


    FACE                                                                                                             MARKET
   AMOUNT       DESCRIPTION                                                                                           VALUE
-------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES (Continued)
$ 10,000,000    Federal Home Loan Mortgage Corp., 3.67%, Discount Note, due August 9, 2001 ....................    $  9,960,242
  11,076,000    Federal Home Loan Mortgage Corp., 3.53%, Discount Note, due August 21, 2001 ...................      11,018,839
   3,345,000    Federal Home Loan Mortgage Corp., 3.66%, Discount Note, due August 30, 2001 ...................       3,324,595
   5,000,000    Federal Home Loan Mortgage Corp., 4.15%, Medium Term Note, due May 15, 2002 ...................       5,000,000
  10,000,000    Federal Home Loan Mortgage Corp., 4.25%, Medium Term Note, due May 29, 2002 ...................       9,997,996
  12,500,000    Federal National Mortgage Association, 3.85%, Discount Note, due July 2, 2001 .................      12,498,663
   9,000,000    Federal National Mortgage Association, 3.85%, Discount Note, due July 9, 2001 .................       8,992,300
   2,000,000    Federal National Mortgage Association, 3.88%, Discount Note, due July 10, 2001 ................       1,998,060
  17,000,000    Federal National Mortgage Association, 3.85%, Discount Note, due July 12, 2001 ................      16,980,063
     500,000    Federal National Mortgage Association, 6.01%, Medium Term Note, due July 17, 2001 .............         499,969
  10,600,000    Federal National Mortgage Association, 3.83%, Discount Note, due July 18, 2001 ................      10,580,837
   3,360,000    Federal National Mortgage Association, 3.81%, Discount Note, due July 19, 2001 ................       3,353,579
   4,305,000    Federal National Mortgage Association, 3.80%, Discount Note, due July 20, 2001 ................       4,296,775
   2,390,000    Federal National Mortgage Association, 3.68%, Discount Note, due July 27, 2001 ................       2,383,648
   6,000,000    Federal National Mortgage Association, 3.77%, Discount Note, due July 30, 2001 ................       5,981,778
   1,470,000    Federal National Mortgage Association, 3.77%, Discount Note, due August 2, 2001 ...............       1,465,074
   1,215,000    Federal National Mortgage Association, 3.58%, Discount Note, due August 3, 2001 ...............       1,211,013
   2,560,000    Federal National Mortgage Association, 3.65%, Discount Note, due August 13, 2001 ..............       2,548,839
     500,000    Federal National Mortgage Association, 3.66%, Discount Note, due August 16, 2001 ..............         497,662
   9,199,000    Federal National Mortgage Association, 3.66%, Discount Note, due August 30, 2001 ..............       9,144,153
   1,500,000    Federal National Mortgage Association, 5.94%, Medium Term Note, due September 4, 2001 .........       1,505,795
   2,000,000    Federal National Mortgage Association, 5.46%, Medium Term Note, due January 14, 2002 ..........       1,995,371
                                                                                                                   ------------
TOTAL INVESTMENTS (COST $374,542,879)-- 99.9% .................................................................     374,542,879

Other assets less liabilities-- 0.1% ..........................................................................         406,100
                                                                                                                   ------------
TOTAL NET ASSETS -- 100.0%
      (equivalent of $1.00 per share; 750,000,000 shares of $0.01 par value
      capital shares authorized; 374,989,252 shares outstanding) ..............................................    $374,948,979
                                                                                                                   ============

Valuation of securities is on the basis of amortized cost, which approximates market value.


See accompanying Notes to Financial Statements.

JUNE 30, 2001                                                                 53

[GRAPHIC]

OBJECTIVE:

The UMB Scout Tax-Free Money Market Fund seeks the highest level of income exempt from federal income tax consistent with quality and maturity standards.

TAX-FREE MONEY MARKET FUND

The UMB Scout Tax-Free Money Market Fund (the "Fund") finished the quarter ended June 30, 2001 with a 7-day yield of 2.04%. The Federal Open Market Committee
(FOMC) switched to a weakening bias late in 2000, and followed with a series of easings to the Federal Funds rate throughout the first half of 2001 (the last half of our fiscal year). Overnight rates were dropped six times in six months, ultimately falling 275 basis points, from 6.50% to 3.75%. Due to severe supply restrictions, we were unable to extend the average maturity meaningfully before short-term rates began to drop. Short-term, tax-free yields continue to fluctuate wildly due to supply and demand issues.

We continue to maintain what we believe to be a substantially higher level of credit quality than the average fund by reviewing issuers' creditworthiness on a "stand-alone" basis, without the support of third-party credit enhancement.

This management style should continue to make the Fund an outstanding option for investors in the upper tax brackets who seek solid yields combined with top-tier credit quality.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Fund seeks to preserve the value of your investment at a $1.00 per share, it is possible to lose money by investing in the Fund. Income from the Fund may be subject to the federal alternative minimum tax as well as state and local taxes.

J. ERIC KELLEY
Scout Investment Advisors, Inc.

FUND DIVERSIFICATION

UMB SCOUT TAX-FREE MONEY MARKET FUND (UMTXX)

[PIE CHART]

Demand Notes .................................    57%
Commercial Paper .............................    43%
-----------------------------------------------------

Based on total investments as of June 30, 2001.
Subject to change.

54                                                 UMB SCOUT FUNDS ANNUAL REPORT

STATEMENT OF NET ASSETS

JUNE 30, 2001

TAX-FREE MONEY MARKET FUND


----------------------------------------------------------------------------------------------------------------------------------
                  FACE                                                                                                    MARKET
  STATE          AMOUNT      DESCRIPTION                                                                                  VALUE
----------------------------------------------------------------------------------------------------------------------------------
ALASKA

              $  1,000,000   Valdez, Alaska, Marine, Commercial Paper, 2.65%, due September 4, 2001 .................  $ 1,000,000

ARIZONA

                   850,000   Arizona State Transportation Board, 5.40%, due July 1, 2001 ............................      850,000
                 1,500,000   Mesa, Arizona, Municipal Dev. Corp., Commercial Paper, 3.10%, due July 5, 2001 .........    1,500,000
                 4,000,000   Salt River Project, Arizona, Commercial Paper, 2.60%, due August 2, 2001 ...............    4,000,000
                 1,000,000   Salt River Project, Arizona, Commercial Paper, 2.65%, due August 1, 2001 ...............    1,000,000
                   700,000   Tempe, Arizona, Project 1989, 5.875%, due July 1, 2002 .................................      700,000

ARKANSAS

                   600,000   Pulaski County, Arkansas, Pollution, Variable Rate Note, due August 1, 2022 ............      600,000
                 1,000,000   Pulaski County, Arkansas, Pollution, Variable Rate Note, due August 1, 2022 ............    1,000,000

COLORADO

                   250,000   Arapahoe, Colorado, School District 5, 5.00%, due December 15, 2001 ....................      251,949

FLORIDA

                   600,000   Dade County, Florida, Industrial Development, Variable Rate, due June 1, 2021 ..........      600,000
                 2,400,000   Gainesville, Florida, Commercial Paper, 2.85%, due July 6, 2001 ........................    2,400,000
                 1,000,000   Gainesville, Florida, Commercial Paper, 2.85%, due July 9, 2001 ........................    1,000,000
                 1,500,000   Jacksonville, Florida, Commercial Paper, 2.75%, due July 3, 2001 .......................    1,500,000
                 1,300,000   Jacksonville, Florida, Commercial Paper, 2.75%, due July 10, 2001 ......................    1,300,000

ILLINOIS

                 1,000,000   Bedford Park, Illinois, Env, Variable Rate Note, due August 1, 2022 ....................    1,000,000
                   910,000   Illinois Development Finance Authority Poll, Variable Rate Note, due November 1, 2012 ..      910,000
                   700,000   Sauget, Illinois, Pollution Control, Variable Rate Note, due September 1, 2014 .........      700,000

INDIANA

                 1,000,000   Sullivan City, Indiana, Commercial Paper, 2.85%, due July 9, 2001 ......................    1,000,000
                 1,000,000   Sullivan City, Indiana, Commercial Paper, 2.65%, due August 1, 2001 ....................    1,000,000
                   500,000   Sullivan City, Indiana, Commercial Paper, 2.65%, due August 1, 2001 ....................      500,000

MARYLAND

                 1,500,000   Baltimore County, Maryland, Commercial Paper, 2.5%, due July 11, 2001 ..................    1,500,000

MASSACHUSETTS

                 2,900,000   Massachusetts State Health & Educational, Variable Rate Note, due August 1, 2015 .......    2,900,000
                   200,000   Massachusetts State Health & Educational Facilities Authority, Variable Rate Note,
                                 due November 1, 2026 ...............................................................      200,000

MICHIGAN

                 2,000,000   Western Michigan University, Variable Rate Note, due July 15, 2021 .....................    2,042,256

MINNESOTA

                   200,000   Minneapolis, Minnesota, Public, 5.75%, due September 1, 2001 ...........................      200,744

                                                         Continued on next page.


JUNE 30, 2001                                                                 55

STATEMENT OF NET ASSETS

JUNE 30, 2001

TAX-FREE MONEY MARKET FUND (CONTINUED)


----------------------------------------------------------------------------------------------------------------------------------
                FACE                                                                                                     MARKET
  STATE        AMOUNT     DESCRIPTION                                                                                    VALUE
----------------------------------------------------------------------------------------------------------------------------------
MISSISSIPPI

           $    750,000   Jackson County, Mississippi, Variable Rate Note, due June 1, 2023 ...........................$  750,000

MISSOURI

              1,620,000   Cass County, Missouri, 3.875%, due June 27, 2002 ............................................ 1,620,000
                500,000   Missouri State Health & Education, Variable Rate Note, due October 1, 2009 ..................   500,000
              1,075,000   Missouri State Health & Education, Variable Rate Note, due October 1, 2024 .................. 1,075,000
              1,000,000   Missouri State Health & Education, Variable Rate Note, due November 1, 2029 ................. 1,000,000
                500,000   Missouri State Health & Education, Variable Rate Note, due September 1, 2030 ................   500,000
                500,000   Missouri State Health & Education, Variable Rate Note, due September 1, 2030 ................   500,000
              1,200,000   Missouri State Health & Education, Variable Rate Note, due March 1, 2040 .................... 1,200,000
                500,000   St. Charles, Missouri, Variable Rate Note, due July 1, 2021 .................................   500,000

NEBRASKA

              2,000,000   Nebraska Public Power, Commercial Paper, 2.85%, due July 3, 2001 ............................ 2,000,000
              5,000,000   Nebraska Public Power, Commercial Paper, 2.65%, due August 3, 2001 .......................... 5,000,000
              3,000,000   Omaha, Nebraska, Public Power, Commercial Paper, 2.85%, due July 9, 2001 .................... 3,000,000
              1,000,000   Omaha, Nebraska, Public Power, Commercial Paper, 2.65%, due August 9, 2001 .................. 1,000,000

NEVADA

                600,000   Clark County, Nevada, School District, Variable Rate Note, due June 15, 2021 ................   600,000
              1,200,000   Clark County, Nevada, School District, Variable Rate Note, due June 15, 2021 ................ 1,200,000

NEW MEXICO
              1,250,000   Hurley, New Mexico, Pollution Center, Variable Rate Note, due December 1, 2015 .............. 1,250,000

OHIO

              2,100,000   Amherst, Ohio, School District, 4.25%, due July 31, 2001 .................................... 2,101,710
                400,000   Columbus, Ohio, Variable Rate Note, due December 1, 2017 ....................................   400,000
                300,000   Columbus, Ohio, Variable Rate Note, due June 1, 2016 ........................................   300,000
              4,000,000   Ohio State University, Variable Rate Note, due December 1, 2019 ............................. 4,000,000
              3,200,000   Ohio State University, Variable Rate Note, due December 1, 2019 ............................. 3,200,000

OKLAHOMA

              3,100,000   Garfield County, Oklahoma, Variable Rate Note, due January 1, 2025 .......................... 3,100,000
              1,700,000   Muskogee, Oklahoma, Pollution Control, Variable Rate Note, due January 1, 2025 .............. 1,700,000

PENNSYLVANIA

              2,650,000   Beaver County, Pennsylvania, Pollution Control, Variable Rate Note, due September 1, 2025 ... 2,650,000

SOUTH CAROLINA
              2,000,000   Oconee County, South Carolina, Pollution Control, Variable Rate Note, due February 1, 2017 .. 2,000,000
              3,000,000   South Carolina Public Service, Commercial Paper, 2.70%, due July 5, 2001 .................... 3,000,000
              1,000,000   South Carolina Public Service, Commercial Paper, 2.85%, due July 10, 2001 ................... 1,000,000
              1,000,000   South Carolina Public Service, Commercial Paper, 2.70%, due July 19, 2001 ................... 1,000,000
              1,000,000   York County, South Carolina, Commercial Paper, 3.00%, due July 2, 2001 ...................... 1,000,000
              3,000,000   York County, South Carolina, Commercial Paper, 2.50%, due August 13, 2001 ................... 3,000,000

TENNESSEE

              1,200,000   Metro Govt. Nashville/Davidson County, Tennessee, Variable Rate Note,
                               due October 1, 2030 .................................................................... 1,200,000


56                                                 UMB SCOUT FUNDS ANNUAL REPORT

STATEMENT OF NET ASSETS

JUNE 30, 2001

TAX-FREE MONEY MARKET FUND (Continued)


-----------------------------------------------------------------------------------------------------------------------------------
                FACE                                                                                                       MARKET
  STATE        AMOUNT     DESCRIPTION                                                                                      VALUE
-----------------------------------------------------------------------------------------------------------------------------------
TEXAS

           $  1,000,000   Austin Texas Utilities, Commercial Paper, 2.60%, due August 2, 2001 .........................$  1,000,000
                900,000   Brazos River Authority, Texas, Pollution Control, Variable Rate Note, due February 1, 2004 ..     900,000
                800,000   Brazos River, Texas Harbor Industrial Development, Variable Rate Note, due March 1, 2021 ....     800,000
              1,000,000   El Paso, Texas, Water, Commercial Paper, 2.70%, due July 10, 2001 ...........................   1,000,000
                600,000   Gulf Coast Waste Disposal, Variable Rate Note, due June 1, 2020 .............................     600,000
              1,150,000   Harris County, Texas, Commercial Paper, 3.10%, due July 2, 2001 .............................   1,150,000
              1,000,000   Harris County, Texas, Commercial Paper, 2.85%, due July 6, 2001 .............................   1,000,000
              2,750,000   Harris County, Texas, Commercial Paper, 2.80%, due July 9, 2001 .............................   2,750,000
              1,000,000   Harris County, Texas, Commercial Paper, 2.65%, due August 2, 2001 ...........................   1,000,000
              4,500,000   Port Corpus Christi Authority, Texas, Variable Rate Note, due September 1, 2014 .............   4,500,000
              1,500,000   San Antonio, Texas, Water, Commercial Paper, 2.85%, due July 13, 2001 .......................   1,500,000
              1,000,000   Texas Public Finance Authority, Commercial Paper, 2.80%, due July 2, 2001 ...................   1,000,000
              1,000,000   Texas Public Finance Authority, Commercial Paper, 2.25%, due July 3, 2001 ...................   1,000,000
              1,000,000   Texas Public Finance Authority, Commercial Paper, 2.85%, due July 9, 2001 ...................   1,000,000
              3,000,000   Texas Public Finance Authority, Commercial Paper, 2.65%, due July 18, 2001 ..................   3,000,000
              1,500,000   Texas Public Finance Authority, Commercial Paper, 2.60%, due July 24, 2001 ..................   1,500,000
              2,675,000   Texas State, Commercial Paper, 6.10%, due August 1, 2001 ....................................   2,682,034
                300,000   University of Texas, Commercial Paper, 2.60%, due July 16, 2001 .............................     300,000

UTAH

              1,400,000   Intermountain Power Agency, Utah, Commercial Paper, 3.05%, due July 3, 2001 .................   1,400,000
              2,200,000   Intermountain Power Agency, Utah, Commercial Paper, 3.05%, due July 5, 2001 .................   2,200,000
              1,000,000   Intermountain Power Agency, Utah, Commercial Paper, 2.85%, due July 9, 2001 .................   1,000,000
              1,300,000   Salt Lake City, Utah, Variable Rate Note, due February 1, 2008 ..............................   1,300,000
              1,500,000   Utah State, Variable Rate Note, due July 1, 2016 ............................................   1,500,000
              1,550,000   Utah State, Variable Rate Note, due July 1, 2016 ............................................   1,550,000

WASHINGTON

              3,700,000   Port of Seattle, Washington, Variable Rate Note, due January 1, 2005 ........................   3,700,060
              4,550,000   Seattle, Washington, Municipal Light & Power Rev., Variable Rate Note,
                               due November 1, 2018 ...................................................................   4,550,000
              1,000,000   Seattle, Washington, Water System, Variable Rate Note, due September 1, 2025 ................   1,000,000
              4,600,000   Washington State, 96A, Variable Rate Note, due June 1, 2020 .................................   4,600,000
              2,000,000   Washington State, 96B, Variable Rate Note, due June 1, 2020 .................................   2,000,000
              1,300,000   Washington State, Public Power #2a1, Variable Rate Note, due July 1, 2012 ...................   1,300,000
              2,000,000   Washington State, Public Power #2a2, Variable Rate Note, due July 1, 2012 ...................   2,000,000
              1,400,000   Washington State, Public Power Supply #1, Variable Rate Note, due July 1, 2017 ..............   1,400,000

WISCONSIN

              1,400,000   Oak Creek, Wisconsin, Pollution Control, Variable Rate Note, due August 1, 2016 .............   1,400,000
              1,600,000   Sheboygan, Wisconsin, Pollution Control, Variable Rate Note, due August 1, 2014 .............   1,600,000
              1,500,000   Sheboygan, Wisconsin, Pollution Control, Variable Rate Note, due September 1, 2015 ..........   1,500,000
              1,012,000   Wisconsin State Government, Commercial Paper, 2.70%, due July 10, 2001 ......................   1,012,000
              2,753,000   Wisconsin State Government, Commercial Paper, 2.75%, due July 12, 2001 ......................   2,753,000

WYOMING

                500,000   Lincoln County, Wyoming, Variable Rate Note, due August 1, 2015 .............................     500,000
                                                                                                                       ------------
TOTAL INVESTMENTS (COST $145,948,753) -- 100.2% ....................................................................... 145,948,753

Other liabilities less assets -- (0.2)% ...............................................................................    (234,066)
                                                                                                                       ------------
TOTAL NET ASSETS -- 100.0%
      (equivalent to $1.00 per share; 1,000,000,000 shares of $0.01 par value capital shares authorized; 145,774,556 shares outstanding) ......................................................$145,714,687
                                                                                                                       ============


See accompanying Notes to Financial Statements.

JUNE 30, 2001                                                                 57

STATEMENTS OF ASSETS AND LIABILITIES

JUNE 30, 2001

(IN THOUSANDS EXCEPT PER SHARE DATA)


                                                                                             EQUITY
                                                                      STOCK    STOCK SELECT   INDEX       REGIONAL      WORLDWIDE
                                                                      FUND         FUND       FUND          FUND          FUND
---------------------------------------------------------------------------------------------------------------------------------
ASSETS:
   Investment securities at cost ................................   $  95,659   $  15,351    $  28,626    $  35,479    $ 316,983
                                                                    ============================================================
   Investment securities at market value ........................   $ 116,400   $  14,337    $  25,607    $  39,592    $ 330,598
   Cash .........................................................          --          --           --           --        1,790
   Receivables:
      Investments sold ..........................................          --          --           97           --           --
      Dividends .................................................         104          11           21           36          478
      Interest ..................................................          --          --           --            2            8
      Fund shares sold ..........................................         421          --           --          236        4,441
   Prepaid and other assets .....................................          --          --           --           --           79
                                                                    ------------------------------------------------------------
         Total assets ...........................................     116,925      14,348       25,725       39,866      337,394
                                                                    ------------------------------------------------------------
LIABILITIES:
   Disbursements in excess of demand deposit money ..............         209          15           12          623           --
   Payables:
      Investments purchased .....................................          --          --          286        5,494        1,690
      Income payable ............................................          --          --           --           --           --
      Management fees ...........................................          85          11            6           23          295
      Government fees ...........................................          --          --           --           --           --
                                                                    ------------------------------------------------------------
         Total liabilities ......................................         294          26          304        6,140        1,985
                                                                    ------------------------------------------------------------
NET ASSETS ......................................................   $ 116,631   $  14,322    $  25,421    $  33,726    $ 335,409
                                                                    ============================================================
NET ASSETS CONSIST OF:
   Capital (capital stock and paid-in capital) ..................   $  95,192   $  16,209    $  28,782    $  29,615    $ 321,476
   Accumulated undistributed income:
      Net investment income .....................................         108           7           11            7          351
      Net realized gain (loss) on investment and foreign
         currency transactions ..................................         590        (880)        (353)          (9)         (44)
   Net unrealized appreciation (depreciation)
      on investments and translation of assets
      and liabilities in foreign currencies .....................      20,741      (1,014)      (3,019)       4,113       13,626
                                                                    ------------------------------------------------------------
NET ASSETS APPLICABLE TO OUTSTANDING SHARES .....................   $ 116,631   $  14,322    $  25,421    $  33,726    $ 335,409
                                                                    ============================================================
Capital shares, $1.00 par value ($0.01 par value for Money Market
   Funds and Tax-Free Money Market Fund)

   Authorized ...................................................      20,000      10,000    Unlimited       10,000       20,000
                                                                    ============================================================
   Outstanding ..................................................       7,538       1,676        3,021        3,125       17,134
                                                                    ============================================================
NET ASSET VALUE PER SHARE .......................................   $   15.47   $    8.55    $    8.42    $   10.79    $   19.58
                                                                    ============================================================

See accompanying Notes to Financial Statements.

58                                                 UMB SCOUT FUNDS ANNUAL REPORT


                                                                                  MONEY MARKET   MONEY MARKET
 WORLDWIDE                    CAPITAL                                   KANSAS        FUND          FUND           TAX-FREE
  SELECT      TECHNOLOGY   PRESERVATION    BALANCED         BOND      TAX-EXEMPT     PRIME         FEDERAL       MONEY MARKET
   FUND           FUND         FUND          FUND           FUND      BOND FUND    PORTFOLIO      PORTFOLIO          FUND
-----------------------------------------------------------------------------------------------------------------------------
$   40,565    $   15,480    $    1,319    $    1,549    $   67,347    $    6,258   $  865,034    $   374,543     $   145,949
============================================================================================================================
$   35,382    $   14,925    $    1,302    $    1,541    $   68,575    $    6,383   $  865,034    $   374,543     $   145,949
        --             3            --             5            --            89        1,317              1              --
        --            --            --            --            --            --           --             --              --
        64            --             1             1            --            --           --             --              --
        --             1            --             8         1,092            88          199            507             512
         1            --            --             1           295            22        1,294          1,177             192
         8            --            --            --            28            --           19             --              --
----------------------------------------------------------------------------------------------------------------------------
    35,455        14,929         1,303         1,556        69,990         6,582      867,863        376,228         146,653
----------------------------------------------------------------------------------------------------------------------------

        50            --             1            --            11            --           --             --             595

        --         1,240            --            --            --            --           --             --              --
        --            --            --            --           305            22        2,518          1,117             275
        33            12             1             1            49             2          365            159              65
        --            --            --            --            --            --           --              3               3
----------------------------------------------------------------------------------------------------------------------------
        83         1,252             2             1           365            24        2,883          1,279             938
----------------------------------------------------------------------------------------------------------------------------
$   35,372    $   13,677    $    1,301    $    1,555    $   69,625    $    6,558   $  864,980    $   374,949     $   145,715
============================================================================================================================

$   40,883    $   20,293    $    1,322    $    1,810    $   68,854    $    6,432   $  865,010    $   374,989     $   145,748

        27            --            --            --            --            --           --             --              --

      (356)       (6,060)           (5)         (247)         (458)            1          (30)           (40)            (33)


    (5,182)         (556)          (16)           (8)        1,229           125           --             --              --
----------------------------------------------------------------------------------------------------------------------------
$   35,372    $   13,677    $    1,301    $    1,555    $   69,625    $    6,558   $  864,980    $   374,949     $   145,715
============================================================================================================================


    10,000     Unlimited        10,000        10,000        10,000        10,000    1,500,000        750,000       1,000,000
============================================================================================================================
     3,621         3,121           136           180         6,242           657      865,008        374,989         145,775
============================================================================================================================
$     9.77    $     4.38    $     9.57    $     8.66    $    11.15    $     9.98   $     1.00    $      1.00     $      1.00
============================================================================================================================





JUNE 30, 2001                                                                 59

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2001

(IN THOUSANDS)


                                                                                                     EQUITY
                                                                             STOCK    STOCK SELECT    INDEX     REGIONAL  WORLDWIDE
                                                                              FUND         FUND        FUND       FUND       FUND
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Interest income ......................................................   $    924    $    116    $      9    $    355   $  2,781
   Dividend income ......................................................      1,514         149         212         427      3,782
   Miscellaneous income .................................................         --          --          16           3         --
                                                                            -------------------------------------------------------
      Total investment income ...........................................      2,438         265         237         785      6,563
                                                                            -------------------------------------------------------
EXPENSES:
   Management fees ......................................................      1,119         113          57         260      3,342
   Government fees ......................................................         34          --          --          43         59
                                                                            -------------------------------------------------------

                                                                               1,153         113          57         303      3,401
                                                                            -------------------------------------------------------

   Net investment income (loss) .........................................      1,285         152         180         482      3,162
                                                                            -------------------------------------------------------


NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY:
   Net realized gain (loss) from investment and
      foreign currency transactions .....................................      3,015        (693)       (348)      6,440        (43)
   Net increase (decrease) in unrealized appreciation/depreciation on investments and translation of assets and liabilities
      in foreign currencies .............................................    (15,942)       (959)     (3,143)      2,030    (52,749)
                                                                            -------------------------------------------------------

   Net realized and unrealized gain (loss) on investments
      and foreign currency ..............................................    (12,927)     (1,652)     (3,491)      8,470    (52,792)
                                                                            -------------------------------------------------------

      NET INCREASE (DECREASE) IN NET ASSETS
         RESULTING FROM OPERATIONS ......................................   $(11,642)   $ (1,500)   $ (3,311)   $  8,952   $(49,630)
                                                                            =======================================================


See accompanying Notes to Financial Statements.

60                                                 UMB SCOUT FUNDS ANNUAL REPORT



                                                                             MONEY MARKET  MONEY MARKET
 WORLDWIDE                    CAPITAL                               KANSAS       FUND         FUND           TAX-FREE
  SELECT      TECHNOLOGY   PRESERVATION  BALANCED       BOND      TAX-EXEMPT    PRIME        FEDERAL       MONEY MARKET
   FUND          FUND         FUND         FUND         FUND      BOND FUND   PORTFOLIO     PORTFOLIO          FUND
-----------------------------------------------------------------------------------------------------------------------
$    177      $     83      $    35      $    53      $ 4,157      $   313     $49,110       $19,863         $ 4,987
     517             3           10           11           --           --          --            --              --
      --            --           --            1           --           --          --            --              --
--------------------------------------------------------------------------------------------------------------------
     694            86           45           65        4,157          313      49,110        19,863           4,987
--------------------------------------------------------------------------------------------------------------------

     410            91           11           16          558           34       4,205         1,711             677
       3            --           --           --            9           --          39            22              19
--------------------------------------------------------------------------------------------------------------------
     413            91           11           16          567           34       4,244         1,733             696
--------------------------------------------------------------------------------------------------------------------
     281            (5)          34           49        3,590          279      44,866        18,130           4,291
--------------------------------------------------------------------------------------------------------------------




    (302)       (6,021)          53           64          (54)           1          --             9              40



  (7,174)         (866)         (37)          (9)       2,600          218          --            --              --
--------------------------------------------------------------------------------------------------------------------

  (7,476)       (6,887)          16           55        2,546          219          --             9              40
--------------------------------------------------------------------------------------------------------------------

$ (7,195)     $ (6,892)     $    50      $   104      $ 6,136      $   498     $44,866       $18,139         $ 4,331
====================================================================================================================



JUNE 30, 2001                                                                 61

STATEMENTS OF CHANGES IN NET ASSETS

(IN THOUSANDS)


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           EQUITY
                                                                       STOCK FUND                STOCK SELECT FUND       INDEX FUND
                                                              ---------------------------- --------------------------- -------------
                                                                YEAR ENDED     YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                              JUNE 30, 2001  JUNE 30, 2000 JUNE 30, 2001 JUNE 30, 2000 JUNE 30, 2001
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net investment income (loss) ..............................  $  1,285        $  2,111      $   152      $    83      $   180
   Net realized gains (losses) from investment
      and foreign currency transactions ......................     3,015          16,285         (693)        (187)        (348)
   Net unrealized appreciation (depreciation) on
      investments and translation of assets and
      liabilities in foreign currencies ......................   (15,942)        (14,378)        (959)         (87)      (3,143)
                                                                --------------------------------------------------------------------
      Net increase (decrease) in net assets
         resulting from operations ...........................   (11,642)          4,018       (1,500)        (191)      (3,311)

DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income .....................................    (1,353)         (2,228)        (155)         (81)        (190)
   Net realized gain from investment and
      foreign currency transactions ..........................    (8,918)        (18,266)          --           --           --
                                                                --------------------------------------------------------------------
   Total distributions to shareholders .......................   (10,271)        (20,494)        (155)         (81)        (190)

CAPITAL SHARE TRANSACTIONS:
   Shares sold ...............................................    18,424          16,369        9,982        7,944       17,609
   Shares issued for reinvestment of distributions ...........    10,197          18,588          155          232          190
                                                                --------------------------------------------------------------------
                                                                  28,621          34,957       10,137        8,176       17,799
   Shares redeemed ...........................................   (36,943)        (53,838)      (2,689)      (1,442)      (3,597)
                                                                --------------------------------------------------------------------
   Net increase (decrease) from capital share transactions ...    (8,322)        (18,881)       7,448        6,734       14,202
                                                                --------------------------------------------------------------------
   Net increase (decrease) in net assets .....................   (30,235)        (35,357)       5,793        6,462       10,701

NET ASSETS:
   Beginning of period .......................................   146,866         182,223        8,529        2,067       14,720
                                                                --------------------------------------------------------------------
   End of period .............................................  $116,631        $146,866      $14,322      $ 8,529      $25,421
                                                                ====================================================================

TRANSACTIONS IN SHARES:
   Shares sold ...............................................     1,053             838        1,064          813        1,912
   Shares issued for reinvestment of distributions ...........       629           1,003           18           19           22
   Shares redeemed ...........................................    (2,081)         (2,778)        (296)        (148)        (382)
                                                                --------------------------------------------------------------------

   Net increase (decrease) ...................................      (399)           (937)         786          684        1,552
                                                                ====================================================================



See accompanying Notes to Financial Statements.

62                                                 UMB SCOUT FUNDS ANNUAL REPORT


     EQUITY
   INDEX FUND                                                                                                        TECHNOLOGY FUND
--------------                                                                                                       ---------------
     FROM               REGIONAL FUND               WORLDWIDE FUND             WORLDWIDE SELECT FUND                      FROM
  MAY 1, 2000  ---------------------------- ------------------------------ -----------------------------                MAY 1, 2000
(INCEPTION) TO   YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED (INCEPTION) TO
 JUNE 30, 2000 JUNE 30, 2001  JUNE 30, 2000  JUNE 30, 2001  JUNE 30, 2000  JUNE 30, 2001  JUNE 30, 2000  JUNE 30, 2001 JUNE 30, 2000
------------------------------------------------------------------------------------------------------------------------------------
  $      22      $     482      $     513      $   3,162      $   3,263      $     281      $     261      $      (5)     $      (1)

         (5)         6,440            764            (43)         7,510           (302)           (47)        (6,021)           (39)



        124          2,030         (4,981)       (52,749)        31,623         (7,174)         1,907           (866)           311
------------------------------------------------------------------------------------------------------------------------------------

        141          8,952         (3,704)       (49,630)        42,396         (7,195)         2,121         (6,892)           271



         --           (557)          (461)        (2,981)        (1,407)          (264)          (245)            --             --

         --         (5,462)        (1,596)        (2,989)        (8,376)            (7)            (7)            --             --
------------------------------------------------------------------------------------------------------------------------------------
         --         (6,019)        (2,057)        (5,970)        (9,783)          (271)          (252)            --             --



     14,730          8,157          4,895        547,076        325,243         12,992         31,704         16,154          4,789
         --          5,896          2,006          5,637          8,916            268            178             --             --
------------------------------------------------------------------------------------------------------------------------------------
     14,730         14,053          6,901        552,713        334,159         13,260         31,882         16,154          4,789
       (151)       (13,073)       (15,686)      (463,929)      (245,193)        (5,939)        (1,096)          (645)            --
------------------------------------------------------------------------------------------------------------------------------------
     14,579            980         (8,785)        88,784         88,966          7,321         30,786         15,509          4,789
------------------------------------------------------------------------------------------------------------------------------------
     14,720          3,913        (14,546)        33,184        121,579           (145)        32,655          8,617          5,060



         --         29,813         44,359        302,225        180,646         35,517          2,862          5,060             --
------------------------------------------------------------------------------------------------------------------------------------
  $  14,720      $  33,726      $  29,813      $ 335,409      $ 302,225      $  35,372      $  35,517      $  13,677      $   5,060
====================================================================================================================================


      1,484            710            476         25,596         14,376          1,178          2,782          2,727            502
         --            553            209            281            390             27             16             --             --
        (15)        (1,173)        (1,543)       (21,618)       (10,753)          (568)           (95)          (108)            --
------------------------------------------------------------------------------------------------------------------------------------

      1,469             90           (858)         4,259          4,013            637          2,703          2,619            502
====================================================================================================================================



JUNE 30, 2001                                                                 63

STATEMENTS OF CHANGES IN NET ASSETS

(IN THOUSANDS)


                                                            CAPITAL PRESERVATION FUND           BALANCED FUND            BOND FUND
                                                          ----------------------------  ------------------------------ -------------
                                                            YEAR ENDED      YEAR ENDED    YEAR ENDED      YEAR ENDED    YEAR ENDED
                                                          JUNE 30, 2001  JUNE 30, 2000  JUNE 30, 2001   JUNE 30, 2000  JUNE 30, 2001
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:

  Net investment income (loss) ............................  $     34       $     28       $     49        $   129       $   3,590
  Net realized gains (losses) from investment
    and foreign currency transactions .....................        53            (14)            64           (204)           (54)
  Net unrealized appreciation (depreciation) on
    investments and translation of assets and
    liabilities in foreign currencies .....................       (37)            (2)            (9)          (123)         2,600
                                                            ------------------------------------------------------------------------
Net increase (decrease) in net assets
    resulting from operations .............................        50             12            104           (198)         6,136

DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income ...................................       (38)           (25)          (179)          (156)        (3,589)
  Net realized gain from investment
    and foreign currency transactions .....................       (21)          --             --              (39)          --
                                                            ------------------------------------------------------------------------
  Total distributions to shareholders .....................       (59)           (25)          (179)          (195)        (3,589)

CAPITAL SHARE TRANSACTIONS:
  Shares sold .............................................       532            428            417            917         15,159
  Shares issued for reinvestment of distributions .........        59             17            177            195            859
                                                            ------------------------------------------------------------------------
                                                                  591            445            594          1,112         16,018
  Shares redeemed .........................................      (419)          (216)        (2,804)        (2,007)       (13,794)
                                                            ------------------------------------------------------------------------
  Net increase (decrease) from capital share transactions..       172            229         (2,210)          (895)         2,224
                                                            ------------------------------------------------------------------------
  Net increase (decrease) in net assets ...................       163            216         (2,285)        (1,288)         4,771

NET ASSETS:
  Beginning of period .....................................     1,138            922          3,840          5,128         64,854
                                                            ------------------------------------------------------------------------
  End of period ...........................................  $  1,301       $  1,138       $  1,555       $  3,840       $ 69,625
                                                            ========================================================================
TRANSACTIONS IN SHARES:
  Shares sold .............................................        53             45             44             98          1,366
  Shares issued for reinvestment of distributions .........         6              2             20             21             78
  Shares redeemed .........................................       (42)           (23)          (300)          (207)        (1,257)
                                                            ------------------------------------------------------------------------
  Net increase (decrease) .................................        17             24           (236)           (88)           187
                                                            ========================================================================


See accompanying Notes to Financial Statements.

64                                                UMB SCOUT FUNDS ANNUAL REPORT


                                                    MONEY MARKET FUND           MONEY MARKET FUND
  BOND FUND     KANSAS TAX-EXEMPT BOND FUND          PRIME PORTFOLIO            FEDERAL PORTFOLIO        TAX-FREE MONEY MARKET FUND
-------------  ----------------------------  ----------------------------  ----------------------------  ---------------------------
 YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED    YEAR ENDED
JUNE 30, 2000  JUNE 30, 2001  JUNE 30, 2000  JUNE 30, 2001  JUNE 30, 2000  JUNE 30, 2001  JUNE 30, 2000  JUNE 30, 2001 JUNE 30, 2000
------------------------------------------------------------------------------------------------------------------------------------
$     3,868    $       279    $       306    $    44,866    $    37,604    $    18,130    $    15,882    $     4,291    $     4,091

       (347)             1              3             --             --              9             --             40             --

     (1,212)           218           (106)            --             --             --             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
      2,309            498            203         44,866         37,604         18,139         15,882          4,331          4,091

     (3,868)          (279)          (306)       (44,866)       (37,604)       (18,130)       (15,882)        (4,291)        (4,091)

         --             (3)            (3)            --             --             --             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
     (3,868)          (282)          (309)       (44,866)       (37,604)       (18,130)       (15,882)        (4,291)        (4,091)

     10,177          1,710          1,634      1,361,552      1,276,524        633,211        538,352        210,356        200,818

        944             21             20          9,926          8,859          3,602          3,604            665            645
------------------------------------------------------------------------------------------------------------------------------------
     11,121          1,731          1,654      1,371,478      1,285,383        636,813        541,956        211,021        201,463

    (16,988)        (2,574)        (2,159)    (1,213,987)    (1,255,909)      (564,461)      (537,810)      (181,230)      (211,687)
------------------------------------------------------------------------------------------------------------------------------------
     (5,867)          (843)          (505)       157,491         29,474         72,352          4,146         29,791        (10,224)
------------------------------------------------------------------------------------------------------------------------------------
     (7,426)          (627)          (611)       157,491         29,474         72,361          4,146         29,831        (10,224)

     72,280          7,185          7,796        707,489        678,015        302,588        298,442        115,884        126,108
------------------------------------------------------------------------------------------------------------------------------------
$    64,854    $     6,558    $     7,185    $   864,980    $   707,489    $   374,949    $   302,588    $   145,715    $   115,884
====================================================================================================================================
        944            173            168      1,361,552      1,276,524        633,211        538,352        210,356        200,818

         88              2              2          9,926          8,859          3,602          3,604            665            645

     (1,577)          (261)          (222)    (1,213,987)    (1,255,909)      (564,461)      (537,810)      (181,230)      (211,687)
------------------------------------------------------------------------------------------------------------------------------------
       (545)           (86)           (52)       157,491         29,474         72,352          4,146         29,791        (10,224)
====================================================================================================================================



JUNE 30, 2001                                                                 65

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period.

STOCK FUND


                                                                                      FOR THE PERIODS ENDED JUNE 30,
                                                                        2001        2000          1999            1998      1997
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .........................   $     18.50   $   20.53     $   19.63     $     18.33   $  16.69
                                                                 ----------------------------------------------------------------
  Income from investment operations:

    Net investment income ....................................          0.16        0.32          0.37            0.41       0.43
    Net realized and unrealized gain (loss) on securities ....         (1.79)       0.16          2.18            2.33       2.23
                                                                 ----------------------------------------------------------------
  Total from investment operations ...........................         (1.63)       0.48          2.55            2.74       2.66
                                                                 ----------------------------------------------------------------
  Distributions from:
    Net investment income ....................................         (0.18)      (0.27)        (0.41)          (0.40)     (0.42)
    Net realized gain on securities ..........................         (1.22)      (2.24)        (1.24)          (1.04)     (0.60)
                                                                 ----------------------------------------------------------------
  Total distributions ........................................         (1.40)      (2.51)        (1.65)          (1.44)     (1.02)
                                                                 ----------------------------------------------------------------
Net asset value, end of period ...............................   $     15.47   $   18.50     $   20.53     $     19.63   $  18.33
                                                                 ----------------------------------------------------------------
Total return .................................................            (9%)         3%           14%             15%        16%
                                                                 ----------------------------------------------------------------
Ratios/Supplemental Data

Net assets, end of period (in millions) ......................   $       117   $     147     $     182     $       195   $    193
Ratio of expenses to average net assets ......................          0.88%       0.87%         0.87%           0.86%      0.86%
Ratio of net investment income to average net assets .........          0.98%       1.29%         1.93%           2.07%      2.48%
Portfolio turnover rate ......................................            13%         30%           14%             10%        16%


See accompanying Notes to Financial Statements.

66                                                 UMB SCOUT FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period.

STOCK SELECT FUND


                                                                      FOR THE PERIODS ENDED JUNE 30,
                                                                   2001          2000          1999*
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of period .......................... $    9.59     $   10.08     $   10.00
                                                                -------------------------------------
  Income from investment operations:

    Net investment income......................................      0.10          0.10          0.01
    Net realized and unrealized gain (loss) on securities......     (1.04)        (0.48)         0.07
                                                                -------------------------------------
  Total from investment operations.............................     (0.94)        (0.38)         0.08
                                                                -------------------------------------
  Distributions from:
    Net investment income......................................     (0.10)        (0.10)           --
    Net realized gain on securities............................        --         (0.01)           --
                                                                -------------------------------------
  Total distributions..........................................     (0.10)        (0.11)           --
                                                                -------------------------------------
Net asset value, end of period................................. $    8.55     $    9.59     $   10.08
                                                                =====================================
Total return...................................................      (10%)          (4%)           6%**
                                                                =====================================
Ratios/Supplemental Data

Net assets, end of period (in millions)........................ $      14     $       9     $       2
Ratio of expenses to average net assets........................      0.85%         0.80%         0.85%
Ratio of net investment income to average net assets...........      1.14%         1.26%         2.35%
Portfolio turnover rate........................................        34%           11%            7%

* The Fund was capitalized on March 17, 1999, with $100,000 representing 10,000 shares at a net asset value of $10.00 per share. Initial public offering was made on May 17, 1999, at which time net asset value was $10.00 per share. Ratios for this initial period of operation are annualized.

** The return is not annualized.

See accompanying Notes to Financial Statements.

JUNE 30, 2001                                                                 67

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period.

EQUITY INDEX FUND

------------------------------------------------------------------------------------------------------
                                                                        FOR THE PERIODS ENDED JUNE 30,
                                                                          2001                  2000*
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period.................................   $  10.02             $  10.00

  Income from investment operations:

    Net investment income............................................       0.07                 0.01
    Net realized and unrealized gain (loss) on securities............      (1.59)                0.01
                                                                        -----------------------------
  Total from investment operations...................................      (1.52)                0.02
                                                                        -----------------------------
  Distributions from:
    Net investment income............................................      (0.08)                  --
    Net realized gain on securities..................................         --                   --
                                                                        -----------------------------
  Total distributions................................................      (0.08)                  --
                                                                        -----------------------------
Net asset value, end of period.......................................   $   8.42             $  10.02
                                                                        -----------------------------
Total return.........................................................        (15%)                  0%**
                                                                        -----------------------------
Ratios/Supplemental Data

Net assets, end of period (in millions)..............................   $     25             $     15
Ratio of expenses to average net assets..............................       0.30%                0.30%
Ratio of net investment income to average net assets.................       0.95%                1.21%
Portfolio turnover rate..............................................         64%                  12%

* The Fund was capitalized on April 12, 2000 with $100,000 representing 10,000 shares at a net asset value of $10.00 per share. Initial public offering was made on May 1, 2000, at which time net asset value was $10.00 per share. Ratios for this initial period of operation are annualized.

** The return is not annualized.

See accompanying Notes to Financial Statements.

68                                                 UMB SCOUT FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period.

REGIONAL FUND


                                                                                   FOR THE PERIODS ENDED JUNE 30,
                                                                2001            2000           1999           1998           1997
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period.......................  $     9.82      $   11.39       $   11.76      $   11.21     $   10.38
                                                             -----------------------------------------------------------------------
  Income from investment operations:

    Net investment income..................................        0.20           0.13            0.19           0.20          0.22
    Net realized and unrealized gain (loss) on securities..        3.03          (1.12)           0.18           1.38          1.32
                                                             -----------------------------------------------------------------------
  Total from investment operations.........................        3.23          (0.99)           0.37           1.58          1.54
                                                             -----------------------------------------------------------------------
  Distributions from:
    Net investment income..................................       (0.21)         (0.10)          (0.22)         (0.22)        (0.18)
    Net realized gain on securities........................       (2.05)         (0.48)          (0.52)         (0.81)        (0.53)
                                                             -----------------------------------------------------------------------
  Total distributions......................................       (2.26)         (0.58)          (0.74)         (1.03)        (0.71)
                                                             -----------------------------------------------------------------------
Net asset value, end of period.............................  $    10.79      $    9.82       $   11.39      $   11.76     $   11.21
                                                             =======================================================================
Total return...............................................          34%            (9%)             4%            14%           15%
                                                             =======================================================================
Ratios/Supplemental Data

Net assets, end of period (in millions)....................  $       34      $      30       $      44      $      50     $      49
Ratio of expenses to average net assets....................        0.99%          0.91%           0.89%          0.85%         0.87%
Ratio of net investment income to average net assets.......        1.58%          1.43%           1.76%          1.54%         2.09%
Portfolio turnover rate....................................         122%            16%             13%            13%           20%

See accompanying Notes to Financial Statements.

JUNE 30, 2001                                                                 69

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period.

WORLDWIDE FUND


                                                                                  FOR THE PERIODS ENDED JUNE 30,
                                                                2001            2000          1999           1998          1997
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period.......................  $    23.47     $    20.38     $    18.62     $    16.00     $    12.90
                                                             ----------------------------------------------------------------------
  Income from investment operations:

    Net investment income..................................          --           0.28           0.26           0.29           0.26
    Net realized and unrealized gain (loss) on securities..       (3.49)          3.64           1.75           2.87           3.12
                                                             ----------------------------------------------------------------------
  Total from investment operations.........................       (3.49)          3.92           2.01           3.16           3.38
                                                             ----------------------------------------------------------------------
  Distributions from:
    Net investment income..................................       (0.19)         (0.12)         (0.23)         (0.32)         (0.21)
    Net realized gain on securities........................       (0.21)         (0.71)         (0.02)         (0.22)         (0.07)
                                                             ----------------------------------------------------------------------
  Total distributions......................................       (0.40)         (0.83)         (0.25)         (0.54)         (0.28)
                                                             ----------------------------------------------------------------------
Net asset value, end of period.............................  $    19.58     $    23.47     $    20.38     $    18.62     $    16.00
                                                             ======================================================================
Total return...............................................         (15%)           19%            11%            20%            26%
                                                             ======================================================================
Ratios/Supplemental Data

Net assets, end of period (in millions)....................  $      335     $      302     $      181     $       83     $       48
Ratio of expenses to average net assets....................        1.12%          0.91%          0.86%          0.87%          0.86%
Ratio of net investment income to average net assets.......        1.04%          1.29%          1.69%          2.01%          1.93%
Portfolio turnover rate....................................          11%             8%             8%             3%            18%

See accompanying Notes to Financial Statements.

70                                                 UMB SCOUT FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period.

WORLDWIDE SELECT FUND


                                                                            FOR THE PERIODS ENDED JUNE 30,
                                                                        2001            2000            1999*
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period...............................  $  11.90        $  10.20        $  10.00
                                                                     ----------------------------------------
  Income from investment operations:

    Net investment income..........................................      0.07            0.10            0.01
    Net realized and unrealized gain (loss) on securities..........     (2.13)           1.75            0.19
                                                                     ----------------------------------------
  Total from investment operations.................................     (2.06)           1.85            0.20
                                                                     ----------------------------------------
  Distributions from:
    Net investment income..........................................     (0.07)          (0.10)             --
    Net realized gain on securities................................        --           (0.05)             --
                                                                     ----------------------------------------
  Total distributions..............................................     (0.07)          (0.15)             --
                                                                     ----------------------------------------
Net asset value, end of period.....................................  $   9.77        $  11.90        $  10.20
                                                                     ========================================
Total return.......................................................       (17%)            18%             16%**
                                                                     ========================================
Ratios/Supplemental Data

Net assets, end of period (in millions)............................  $     35        $     36        $      3
Ratio of expenses to average net assets............................      1.11%           0.85%           0.85%
Ratio of net investment income to average net assets...............      0.75%           1.53%           1.90%
Portfolio turnover rate............................................        10%              6%              6%

* The Fund was capitalized on March 17, 1999, with $100,000 representing 10,000 shares at a net asset value of $10.00 per share. Initial public offering was made on May 17, 1999, at which time net asset value was $10.00 per share. Ratios for this initial period of operation are annualized.

** The return is not annualized.

See accompanying Notes to Financial Statements.

JUNE 30, 2001                                                                 71

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period.

TECHNOLOGY FUND


                                                                        FOR THE PERIODS ENDED JUNE 30,
                                                                           2001               2000*
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period................................    $   10.08            $   10.00
                                                                        ------------------------------
  Income from investment operations:

    Net investment income...........................................          --                    --
    Net realized and unrealized gain (loss) on securities...........       (5.70)                 0.08
                                                                        ------------------------------
  Total from investment operations..................................       (5.70)                 0.08
                                                                        ------------------------------
  Distributions from:
    Net investment income...........................................          --                    --
    Net realized gain on securities.................................          --                    --
                                                                        ------------------------------
  Total distributions...............................................          --                    --
                                                                        ------------------------------
Net asset value, end of period......................................    $   4.38             $   10.08
                                                                        ==============================
Total return........................................................         (57%)                   1%**
                                                                        ==============================
Ratios/Supplemental Data

Net assets, end of period (in millions).............................    $     14             $       5
Ratio of expenses to average net assets.............................        1.10%                 1.10%
Ratio of net investment income to average net assets................       (0.06%)               (0.13%)
Portfolio turnover rate.............................................         170%                   10%

* The Fund was capitalized on April 12, 2000 with $100,000 representing 10,000 shares at a net asset value of $10.00 per share. Initial public offering was made on May 1, 2000, at which time net asset value was $10.00 per share. Ratios for this initial period of operation are annualized.

** The return is not annualized.

See accompanying Notes to Financial Statements.

72                                                 UMB SCOUT FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period.

CAPITAL PRESERVATION FUND


                                                                                    FOR THE PERIODS ENDED JUNE 30,
                                                                          2001            2000            1999          1998*
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period................................   $      9.59     $      9.76     $     9.74     $    10.00
                                                                       ----------------------------------------------------------
  Income from investment operations:

    Net investment income...........................................          0.28            0.20           0.17           0.07
    Net realized and unrealized gain (loss) on securities...........          0.17           (0.15)          0.08          (0.33)
                                                                       ----------------------------------------------------------
  Total from investment operations..................................          0.45            0.05           0.25          (0.26)
                                                                       ----------------------------------------------------------
Distributions from:
    Net investment income...........................................         (0.31)          (0.20)         (0.21)            --
    Net realized and unrealized gain on securities..................         (0.16)          (0.02)         (0.02)            --
                                                                       ----------------------------------------------------------
  Total distributions...............................................         (0.47)          (0.22)         (0.23)            --
                                                                       ----------------------------------------------------------
Net asset value, end of period......................................   $      9.57     $      9.59     $     9.76     $     9.74
                                                                       ==========================================================
Total return........................................................             5%              1%             3%            (3%)**
                                                                       ==========================================================
Ratios/Supplemental Data

Net assets, end of period (in millions).............................   $         1     $         1     $        1     $        1
Ratio of expenses to average net assets.............................          0.85%           0.84%          0.83%          0.85%
Ratio of net investment income to average net assets................          2.86%           2.62%          2.44%          3.26%
Portfolio turnover rate.............................................           121%             13%            95%             7%

* The Fund was capitalized on January 13, 1998 with $100,000 representing 10,000 shares at a net asset value of $10.00 per share. Initial public offering was made on February 23, 1998, at which time net asset value was $10.00 per share. Ratios for this initial period of operation are annualized.

** The return is not annualized.

See accompanying Notes to Financial Statements.

JUNE 30, 2001                                                                 73

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period.

BALANCED FUND


                                                                                FOR THE PERIODS ENDED JUNE 30,
                                                                 2001          2000          1999         1998        1997
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period.......................  $      9.23    $    10.17    $   10.91    $   10.72    $   10.18
                                                             ----------------------------------------------------------------
  Income from investment operations:

    Net investment income..................................         0.99          0.14         0.38         0.43         0.35
    Net realized and unrealized gain (loss) on securities..        (0.55)        (0.58)       (0.21)        0.54         0.52
                                                             ----------------------------------------------------------------
  Total from investment operations.........................         0.44         (0.44)        0.17         0.97         0.87
                                                             ----------------------------------------------------------------
  Distributions from:
    Net investment income..................................        (1.01)        (0.13)       (0.41)       (0.45)       (0.32)
    Net realized gain on securities........................           --         (0.37)       (0.50)       (0.33)       (0.01)
                                                             ----------------------------------------------------------------
  Total distributions......................................        (1.01)        (0.50)       (0.91)       (0.78)       (0.33)
                                                             ----------------------------------------------------------------
Net asset value, end of period.............................  $      8.66    $     9.23    $   10.17    $   10.91    $   10.72
                                                             ================================================================
Total return...............................................            4%           (4%)          2%           9%           9%
                                                             ================================================================
Ratios/Supplemental Data

Net assets, end of period (in millions)....................  $         2    $        4    $       5    $       8    $       8
Ratio of expenses to average net assets....................         0.85%         0.87%        0.87%        0.85%        0.83%
Ratio of net investment income to average net assets.......         2.61%         3.16%        3.48%        3.78%        3.85%
Portfolio turnover rate....................................          127%           44%          95%          15%          14%

See accompanying Notes to Financial Statements.

74                                                 UMB SCOUT FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period.

BOND FUND


                                                                                  FOR THE PERIODS ENDED JUNE 30,
                                                                 2001           2000           1999          1998          1997
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period.......................  $     10.71    $     10.95    $     11.21    $    10.98    $     10.93
                                                             ----------------------------------------------------------------------
  Income from investment operations:

    Net investment income..................................         0.60           0.55           0.62          0.62           0.62
    Net realized and unrealized gain (loss) on securities..         0.44          (0.18)         (0.26)         0.23           0.05
                                                             ----------------------------------------------------------------------
  Total from investment operations.........................         1.04           0.37           0.36          0.85           0.67
                                                             ----------------------------------------------------------------------
  Distributions from:
    Net investment income..................................        (0.60)         (0.61)         (0.62)        (0.62)         (0.62)
                                                             ----------------------------------------------------------------------
Net asset value, end of period.............................  $     11.15    $     10.71    $     10.95    $    11.21    $     10.98
                                                             ======================================================================
Total return...............................................           10%             3%             3%            8%             6%
                                                             ======================================================================
Ratios/Supplemental Data

Net assets, end of period (in millions)....................  $        70    $        65    $        72    $       78    $        79
Ratio of expenses to average net assets....................         0.86%          0.87%          0.87%         0.87%          0.87%
Ratio of net investment income to average net assets.......         5.47%          5.73%          5.48%         5.61%          5.69%
Portfolio turnover rate....................................           40%            30%            23%           12%            19%

See accompanying Notes to Financial Statements.

JUNE 30, 2001                                                                 75

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period.

KANSAS TAX-EXEMPT BOND FUND


                                                                                  FOR THE PERIODS ENDED JUNE 30,
                                                                        2001            2000          1999           1998*
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period...........................     $      9.67     $     9.80     $     9.94     $    10.00
                                                                    --------------------------------------------------------
  Income from investment operations:

    Net investment income......................................            0.41           0.40           0.40           0.13
    Net realized and unrealized gain (loss) on securities......            0.31          (0.13)         (0.14)         (0.06)
                                                                    --------------------------------------------------------
  Total from investment operations.............................            0.72           0.27           0.26           0.07
                                                                    --------------------------------------------------------
  Distributions from:
    Net investment income......................................           (0.41)         (0.40)         (0.40)         (0.13)
                                                                    --------------------------------------------------------
Net asset value, end of period.................................     $      9.98     $     9.67     $     9.80     $     9.94
                                                                    ========================================================
Total return...................................................               8%             3%             3%             1%**
                                                                    ========================================================
Ratios/Supplemental Data

Net assets, end of period (in millions)........................     $         7     $        7     $        8     $        6
Ratio of expenses to average net assets........................            0.50%          0.50%          0.50%          0.50%
Ratio of net investment income to average net assets...........            4.12%          4.19%          4.01%          4.33%
Portfolio turnover rate........................................               7%             7%            12%             4%

* The Fund was capitalized on January 13, 1998 with $100,000 representing 10,000 shares at a net asset value of $10.00 per share. Initial public offering was made on February 23, 1998, at which time net asset value was $10.00 per share. Ratios for this initial period of operation are annualized.

** The return is not annualized.

See accompanying Notes to Financial Statements.

76                                                 UMB SCOUT FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period.

MONEY MARKET FUND


                                                                         FOR THE PERIODS ENDED JUNE 30,
                                                           2001          2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------------------------
PRIME PORTFOLIO
Net asset value, beginning of period..................  $     1.00    $     1.00    $    1.00    $    1.00    $    1.00
                                                        ---------------------------------------------------------------
  Income from investment operations:

    Net investment income.............................        0.05          0.05         0.05         0.05         0.05
                                                        ---------------------------------------------------------------
  Distributions from:
    Net investment income.............................       (0.05)        (0.05)       (0.05)       (0.05)       (0.05)
                                                        ---------------------------------------------------------------
Net asset value, end of period........................  $     1.00    $     1.00    $    1.00    $    1.00    $    1.00
                                                        ===============================================================
Total return..........................................           6%            5%           5%           5%           5%
                                                        ===============================================================
Ratios/Supplemental Data
Net assets, end of period (in millions)...............  $      865    $      707    $     678    $     556    $     445
Ratio of expenses to average net assets...............        0.50%         0.51%        0.51%        0.51%        0.51%
Ratio of net investment income to average net assets..        5.33%         5.26%        4.72%        5.14%        4.97%

See accompanying Notes to Financial Statements.

JUNE 30, 2001                                                                 77

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period.

MONEY MARKET FUND


                                                                                FOR THE PERIODS ENDED JUNE 30,
                                                                2001          2000          1999          1998         1997
-------------------------------------------------------------------------------------------------------------------------------
FEDERAL PORTFOLIO
Net asset value, beginning of period.......................  $     1.00    $     1.00    $     1.00    $     1.00    $     1.00
                                                             ------------------------------------------------------------------
  Income from investment operations:

    Net investment income..................................        0.05          0.05          0.05          0.05          0.05
                                                             ------------------------------------------------------------------
  Distributions from:
    Net investment income..................................       (0.05)        (0.05)        (0.05)        (0.05)        (0.05)
                                                             ------------------------------------------------------------------
Net asset value, end of period.............................  $     1.00    $     1.00    $     1.00    $     1.00    $     1.00
                                                             ==================================================================
Total return...............................................           5%            5%            5%            5%            5%
                                                             ==================================================================
Ratios/Supplemental Data
Net assets, end of period (in millions)....................  $      375    $      303    $      298    $      303    $      238
Ratio of expenses to average net assets....................        0.51%         0.50%         0.51%         0.51%         0.52%
Ratio of net investment income to average net assets.......        5.30%         5.08%         4.58%         5.03%         4.92%

See accompanying Notes to Financial Statements.

78                                                 UMB SCOUT FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period.

TAX-FREE MONEY MARKET FUND


                                                                                 FOR THE PERIODS ENDED JUNE 30,
                                                                  2001          2000          1999         1998          1997
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period.........................  $     1.00    $     1.00    $     1.00    $     1.00    $     1.00
                                                               ------------------------------------------------------------------
  Income from investment operations:

    Net investment income....................................        0.03          0.03          0.03          0.03          0.03
                                                               ------------------------------------------------------------------
  Distributions from:
    Net investment income....................................       (0.03)        (0.03)        (0.03)        (0.03)        (0.03)
                                                               ------------------------------------------------------------------
Net asset value, end of period...............................  $     1.00    $     1.00    $     1.00    $     1.00    $     1.00
                                                               ==================================================================
Total return.................................................           3%            3%            3%            3%            3%
                                                               ==================================================================
Ratios/Supplemental Data

Net assets, end of period (in millions)......................  $      146    $      116    $      126    $      123    $      162
Ratio of expenses to average net assets......................        0.51%         0.53%         0.52%         0.54%         0.55%
Ratio of net investment income to average net assets.........        3.17%         3.23%         2.66%         3.21%         3.16%

See accompanying Notes to Financial Statements.



JUNE 30, 2001                                                                 79

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- The Funds are registered under the Investment Company Act of 1940, as amended, as open-end, diversified management investment companies, except for the Technology and Kansas Tax-Exempt Bond Funds which are non-diversified. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles.

INVESTMENTS -- Securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period or, if no sales are reported on that date, at the average of the last reported bid and asked prices. Securities traded over-the-counter are valued at the average of the last reported bid and asked prices. Debt securities (other than short-term obligations), including listed issues, are valued at market on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques. Short-term obligations are valued at amortized cost, which approximates market value. Investment transactions are recorded on the trade date. Interest income is recorded daily. Dividend income and distributions to shareholders are recorded on the ex-dividend dates. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on the identified cost basis.

FOREIGN CURRENCY -- Amounts denominated in, or expected to settle in, foreign currencies (FCs) are translated into United States dollars (US$) at rates provided by an independent pricing service on the following basis:

a. Market value of investment securities, other than assets and liabilities -- at the closing rate of exchange on June 30, 2001.

b. Purchases and sales of investment securities, income and expenses -- at the rate of exchange prevailing on the respective dates of such transactions (or the average rate if significant rate fluctuations have not occurred).

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities; sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions; and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the US$ equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

FEDERAL INCOME TAXES -- The Funds' policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore no federal income tax provision is required.

As of June 30, 2001, the following Funds had net capital loss carryovers (in thousands): Stock Select - $486 expiring 2008 and 2009; WorldWide Select - $173 expiring 2009; Technology - $498 expiring 2008 and 2009; Balanced - $191 expiring 2009; Bond -$458 expiring 2004, 2008 and 2009; Money Market Fund Prime Portfolio - $30 expiring 2002 and 2003; Money Market Fund Federal Portfolio - $41 expiring 2002 and 2003; and Tax-Free Money Market - $33 expiring 2003 and 2005. Capital loss carryovers are available to offset future realized capital gains and thereby reduce further taxable gain distributions.

As of June 30, 2001, Stock Select, WorldWide Select, Technology, Capital Preservation and Balanced Funds had (in thousands) $353, $172, $4,803, $5 and $56, respectively, of post-October losses, which are deferred until 2002 for tax purposes.

DISTRIBUTIONS TO SHAREHOLDERS -- Each Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from GAAP. These reclassifications are due to differing treatment for items such as deferral of wash sales, net operating losses and post-October capital losses.

For federal income tax purposes, Stock, Regional, WorldWide, Capital Preservation and Kansas Tax-Exempt Bond Funds designated capital gain dividends of $9,304,775, $4,400,255, $2,995,496, $5,939 and $3,317, respectively, for the year ended June 30, 2001 (unaudited).



80                                                 UMB SCOUT FUNDS ANNUAL REPORT

Dividends paid by the Stock, Stock Select, Equity Index, Regional, WorldWide, WorldWide Select, Capital Preservation, and Balanced Funds during the fiscal year ended June 30, 2001, which are not designated as capital gain distributions, should be multiplied by 100%, 95.10%, 100%, 16.59%, 2.15%, 2.84%,
24.41% and 5.03%, respectively, to arrive at the net amount eligible for the corporate dividend-received deduction (unaudited).

AMORTIZATION -- Discounts and premiums on securities purchased are amortized over the life of the respective securities.

ESTIMATES -- The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2. INVESTMENT TRANSACTIONS-- The aggregate amounts of security transactions during the year ended June 30, 2001, excluding repurchase agreements and commercial paper, were as follows:

                                            OTHER THAN
                                          U.S. GOVERNMENT    U.S. GOVERNMENT
(in thousands)                             SECURITIES          SECURITIES
--------------------------------------------------------------------------------
STOCK FUND:
  Purchases ...........................   $       15,411      $           --
  Proceeds from sale ..................   $       26,125      $           --

STOCK SELECT FUND:
  Purchases ...........................   $       11,315      $           --
  Proceeds from sale ..................   $        3,846      $           --

EQUITY INDEX FUND:
  Purchases ...........................   $       26,141      $           --
  Proceeds from sale ..................   $       12,198      $           --

REGIONAL FUND:
  Purchases ...........................   $       29,320      $           --
  Proceeds from sale ..................   $       39,825      $           --

WORLDWIDE FUND:
  Purchases ...........................   $       97,204      $           --
  Proceeds from sale ..................   $       28,373      $           --

WORLDWIDE SELECT FUND:
  Purchases ...........................   $      11,516       $           --
  Proceeds from sale ..................   $       3,521       $           --

TECHNOLOGY FUND:
  Purchases ...........................   $      23,240       $           --
  Proceeds from sale ..................   $      11,698       $           --

CAPITAL PRESERVATION FUND:
  Purchases ...........................   $         759       $           --
  Proceeds from sale ..................   $         751       $          290

BALANCED FUND:
  Purchases ...........................   $       1,569       $          680
  Proceeds from sale ..................   $       2,380       $        1,387

BOND FUND:
  Purchases ...........................   $       9,907       $       16,024
  Proceeds from sale ..................   $       7,318       $       18,394

KANSAS TAX-EXEMPT BOND FUND:
  Purchases ...........................   $         435       $           --
  Proceeds from sale ..................   $       1,280       $           --

The aggregate amounts of security transactions during the year ended June 30, 2001, for the money market funds were as follows:

PRIME PORTFOLIO MONEY MARKET FUND:
  Purchases ............................  $  15,280,514       $      295,416
  Proceeds from sale ...................  $  15,150,997       $      325,048

FEDERAL PORTFOLIO MONEY MARKET FUND:
  Purchases ............................  $          --       $    5,505,498
  Proceeds from sale ...................  $          --       $    5,452,139

TAX-FREE MONEY MARKET FUND:
  Purchases ............................  $     576,795       $           --
  Proceeds from sale ...................  $     548,144       $           --

The cost of securities on a tax basis (in thousands) for the Stock, Stock Select, Equity Index, Regional, WorldWide, WorldWide Select, Technology, Capital Preservation, Balanced, Bond and Kansas Tax-Exempt Bond, was $96,340, $15,392, $29,021, $35,495, $317,123, $40,575, $16,239, $1,319, $1,549, $67,347 and
$6,258, respectively.

                                                         Continued on next page.

JUNE 30, 2001                                                                 81

NOTES TO FINANCIAL STATEMENTS

(Continued)

At June 30, 2001, gross unrealized appreciation (depreciation) on investments for federal income tax purposes were as follows:

                                                                                                                WORLDWIDE
                                                  STOCK      STOCK SELECT EQUITY INDEX   REGIONAL   WORLDWIDE     SELECT  TECHNOLOGY
(in thousands)                                    FUND          FUND         FUND         FUND        FUND          FUND       FUND
------------------------------------------------------------------------------------------------------------------------------------
Unrealized appreciation .......................  30,378        1,041        1,696        4,544       47,507        2,711        618
Unrealized depreciation ....................... (10,319)      (2,096)      (5,110)        (447)     (34,033)      (7,904)    (1,933)
                                                ------------------------------------------------------------------------------------
Net unrealized  appreciation (depreciation)....  20,059       (1,055)      (3,414)       4,097       13,474       (5,193)    (1,315)
                                                ====================================================================================


                                                               CAPITAL                               KANSAS
                                                            PRESERVATION    BALANCED       BOND    TAX-EXEMPT
(in thousands)                                                  FUND          FUND         FUND    BOND FUND
----------------------------------------------------------------------------------------------------------------
Unrealized appreciation ...................................     38             96          1,554       129
Unrealized depreciation ...................................    (54)          (104)          (326)       (4)
                                                               -------------------------------------------------
Net unrealized  appreciation (depreciation) ...............    (16)            (8)         1,228       125
                                                               =================================================

3. MANAGEMENT FEES -- Scout Investment Advisors, Inc. is the Funds' manager and investment advisor and provides or pays the cost of all management, supervisory and administrative services required in the normal operation of the Funds. This includes investment management; fees of the custodian, independent public accountants and legal counsel; remuneration of officers and directors; rent; and shareholder services, including maintenance of the shareholder accounting system and transfer agency. Not considered normal operating expenses and therefore payable by the Funds are taxes, interest, fees and the other charges of governments and their agencies for qualifying the fund shares for sale, special accounting and legal fees and brokerage commissions. Each of the Funds was subject to the following management fees:

Scout Stock, Scout Stock Select, Scout Regional, Scout Capital Preservation, Scout Balanced and Scout Bond -- 0.85% of average daily net assets.

Scout WorldWide and Scout WorldWide Select -- 1.10% of the first $500 million of average daily net assets, 1.00% of the next $500 million and 0.90% of average daily net assets over $1 billion.

Scout Kansas Tax-Exempt Bond, Scout Federal Portfolio Money Market, Scout Prime Portfolio Money Market and Scout Tax-Free Money Market -- 0.50% of average daily net assets.

Scout Equity Index -- 0.40% of average daily net assets. However, the manager of the Fund has entered into an agreement to waive its fees and/or make expense payments through October 31, 2002 so that actual total net annual Fund operating expenses do not exceed 0.30% of average daily net assets. The fee waiver resulted in a $0.01 per share decrease in net investment income for the year ended June 30, 2001.

Scout Technology -- 1.50% of daily average net assets. However, the manager of the Fund has entered into an agreement to waive its fees and/or to make expense payments through October 31, 2002 so that actual total net annual Fund operating expenses do not exceed 1.10% of average daily net assets. The fee waiver resulted in a $0.01 per share decrease in net investment loss for the year ended June 30, 2001.

4. REPURCHASE AGREEMENTS -- Securities purchased under agreements to resell are held by the Funds' custodian, UMB Bank, n.a. The custodian monitors the market values of the underlying securities which they have purchased on behalf of the Funds to ensure that the collateral is sufficient to protect the Funds in the event of default by the seller.

5. SUBSEQUENT EVENTS-- Effective July 2, 2001, the UMB Scout Regional Fund changed its name to the UMB Scout Small Cap Fund and modified its investment objective and certain investment policies. In addition, the UMB Scout Capital Preservation Fund changed its name to the UMB Scout Energy Fund and modified certain investment policies.





82                                                 UMB SCOUT FUNDS ANNUAL REPORT

INDEPENDENT ACCOUNTANTS' REPORT

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF

UMB SCOUT STOCK FUND, INC. (STOCK AND STOCK SELECT PORTFOLIOS)
UMB SCOUT FUNDS (COMPRISING THE TWO SERIES, EQUITY INDEX FUND AND TECHNOLOGY
FUND)
UMB SCOUT REGIONAL FUND, INC.
UMB SCOUT WORLDWIDE FUND, INC. (WORLDWIDE AND WORLDWIDE SELECT PORTFOLIOS) UMB SCOUT CAPITAL PRESERVATION FUND, INC.
UMB SCOUT BALANCED FUND, INC.
UMB SCOUT BOND FUND, INC.
UMB SCOUT KANSAS TAX-EXEMPT BOND FUND, INC.
UMB SCOUT MONEY MARKET FUND, INC. (FEDERAL AND PRIME PORTFOLIOS)
UMB SCOUT TAX-FREE MONEY MARKET FUND, INC.

We have audited the accompanying statements of assets and liabilities of the UMB Scout Stock Fund, Inc. (Stock and Stock Select portfolios), UMB Scout Funds (comprising the two series, Equity Index Fund and Technology Fund), UMB Scout Regional Fund, Inc., UMB Scout WorldWide Fund, Inc. (WorldWide and WorldWide Select portfolios) and UMB Scout Capital Preservation Fund, Inc., UMB Scout Balanced Fund, Inc., UMB Scout Bond Fund, Inc., UMB Scout Kansas Tax-Exempt Bond Fund, Inc., UMB Scout Money Market Fund, Inc. (Federal and Prime portfolios), UMB Scout Tax-Free Money Market Fund, Inc., including the statements of net assets, as of June 30, 2001, and the related statements of operations, statements of changes in net assets and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Companies' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures with respect to unsettled portfolio security transactions. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the UMB Scout Stock Fund, Inc. (Stock and Stock Select portfolios), UMB Scout Funds (comprising the two series, Equity Index Fund and Technology Fund), UMB Scout Regional Fund, Inc., UMB Scout WorldWide Fund, Inc. (WorldWide and WorldWide Select portfolios), UMB Scout Capital Preservation Fund, Inc., UMB Scout Balanced Fund, Inc., UMB Scout Bond Fund, Inc., UMB Scout Kansas Tax-Exempt Bond Fund, Inc., UMB Scout Money Market Fund, Inc. (Federal and Prime portfolios), and UMB Scout Tax-Free Money Market Fund, Inc., as of June 30, 2001, the results of their operations, the changes in their net assets and their financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

BKD, LLP

Kansas City, Missouri
July 19, 2001






JUNE 30, 2001                                                                 83

RESULTS OF THE SPECIAL MEETING

The special meetings of the shareholders of the UMB Scout Capital Preservation Fund, Inc. and the UMB Scout Regional Fund, Inc. were held on May 30, 2001.

The matters voted on by the shareholders of record as of March 20, 2001 and the results of the vote at the shareholder meeting held May 30, 2001 were as follows:

UMB Scout Capital Preservation Fund, Inc.

1. To approve a change in the Fund's investment policies to provide that the Fund will normally invest at least 80% of its assets in equity securities of companies principally engaged in energy-related businesses.

     Affirmative ..............................................   101,641.996
     Against ..................................................     1,141.541
     Abstain ..................................................            --
     TOTAL ....................................................   102,783.537

2. To approve the reclassification of the Fund's general investment policies as non-fundamental policies, so that they can be modified by the Board in the future without a shareholder vote.

     Affirmative ..............................................   102,783.537
     Against ..................................................            --
     Abstain ..................................................            --
     TOTAL ....................................................   102,783.537

3. To approve the reorganization of the Fund from a Maryland corporation to a series of a Delaware business trust.

     Affirmative ..............................................   102,783.537
     Against ..................................................            --
     Abstain ..................................................            --
     TOTAL ....................................................   102,783.537

UMB Scout Regional Fund, Inc.

1. To approve a change in the Fund's investment policies to permit the Fund to invest in small capitalization companies located throughout the United States.

     Affirmative .............................................. 1,401,886.133
     Against ..................................................     8,492.011
     Abstain ..................................................     2,125.842
     TOTAL .................................................... 1,412,503.986

2. To approve a change in the Fund's fundamental investment objective such that the Fund will seek long-term growth of capital.

     Affirmative .............................................. 1,405,652.022
     Against ..................................................     5,544.863
     Abstain ..................................................     1,307.101
     TOTAL .................................................... 1,412,503.986

3. To approve the reclassification of the Fund's general investment policies as non-fundamental.

     Affirmative .............................................. 1,396,155.725
     Against ..................................................     9,723.719
     Abstain ..................................................     6,624.542
     TOTAL .................................................... 1,412,503.986

4. To approve the reclassification of certain of the Fund's fundamental investment restrictions as non-fundamental.

     A. DIVERSIFICATION

     Affirmative .............................................. 1,396,351.962
     Against ..................................................    12,560.586
     Abstain ..................................................     3,591.438
     TOTAL .................................................... 1,412,503.986

     B. INVESTING FOR CONTROL

     Affirmative .............................................. 1,396,779.565
     Against ..................................................     8,449.411
     Abstain ..................................................     7,275.010
     TOTAL .................................................... 1,412,503.986

     C. INVESTMENT COMPANIES

     Affirmative .............................................. 1,398,650.576
     Against ..................................................     9,921.212
     Abstain ..................................................     3,932.198
     TOTAL .................................................... 1,412,503.986

     D. UNSEASONED ISSUERS

     Affirmative .............................................. 1,396,479.060
     Against ..................................................     8,749.916
     Abstain ..................................................     7,275.010
     TOTAL .................................................... 1,412,503.986

     E. AFFILIATE DEALINGS

     Affirmative .............................................. 1,393,949.265
     Against ..................................................    14,963.283
     Abstain ..................................................     3,591.438
     TOTAL .................................................... 1,412,503.986

     F. AFFILIATE-OWNED COMPANIES

     Affirmative .............................................. 1,393,949.265
     Against ..................................................    14,622.523
     Abstain ..................................................     3,932.198
     TOTAL .................................................... 1,412,503.986

     G. UNLIMITED LIABILITY SECURITIES

     Affirmative .............................................. 1,393,949.265
     Against ..................................................    14,963.283
     Abstain ..................................................     3,591.438
     TOTAL .................................................... 1,412,503.986

     H. ADVISER AFFILIATES

     Affirmative .............................................. 1,394,590.530
     Against ..................................................    13,981.258
     Abstain ..................................................     3,932.198
     TOTAL .................................................... 1,412,503.986

5. To approve the reorganization of the Fund from a Maryland corporation to a series of a Delaware business trust.

     Affirmative .............................................. 1,403,937.336
     Against ..................................................     6,863.889
     Abstain ..................................................     1,702.761
     TOTAL .................................................... 1,412,503.986





84                                                 UMB SCOUT FUNDS ANNUAL REPORT